As filed with the Securities and Exchange Commission on October 26, 2023

1933 Act File No. 033-11387
1940 Act File No. 811-04984

 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 408	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 409	☒

(Check appropriate box or boxes.)

AMERICAN BEACON FUNDS
(Exact Name of Registrant as Specified in Charter)

220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (817) 391-6100

Jeffrey K. Ringdahl, President
220 East Las Colinas Boulevard
Suite 1200
Irving, Texas 75039
(Name and Address of Agent for Service)

With copies to:
Kathy K. Ingber, Esq.
K&L Gates LLP
1601 K Street, NW
Washington, D.C. 20006-1600

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☒	on January 1, 2024 pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

American Beacon

PROSPECTUS

XX XX, 20XX

Share Class
	A	C	Y	R5	Investor	SP
American Beacon FEAC Floating Rate Income Fund	SOUAX	SOUCX	SPFYX	SPFLX	SPFPX	SPFRX

This Prospectus contains important information you should know about investing, including information about risks. Please read it before you invest and keep it for future reference.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

American Beacon FEAC Floating Rate Income FundSM

Investment Objective

The Fund’s investment objective is to seek to provide a high level of current income consistent with strong risk-adjusted returns.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page  21 of the Prospectus and “Additional Purchase and Sale Information for A Class Shares” on page  35  of the Statement of Additional Information (“SAI”). With respect to purchases of shares through specific intermediaries, you may find additional information regarding sales charge discounts and waivers in Appendix A to the Fund’s Prospectus entitled “Intermediary Sales Charge Discounts, Waivers and Other Information.”

Shareholder Fees (fees paid directly from your investment)

Share Class	A	C	Y	R5	Investor	SP
Maximum sales charge imposed on purchases (as a percentage of offering price)	2.50%	None	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50% [1]	1.00%	None	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	R5	Investor	SP
Management Fees[2]	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.00%	0.25%
Other Expenses[3]	0.40%	0.39%	0.42%	0.33%	0.68%	0.82%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[4]	1.31%	2.05%	1.08%	0.99%	1.34%	1.73%
Fee Waiver and/or expense reimbursement[5]	(0.21%)	(0.18%)	(0.19%)	(0.16%)	(0.17%)	(0.64%)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	1.10%	1.87%	0.89%	0.83%	1.17%	1.09%
1	A contingent deferred sales charge (‘’CDSC’’) of 0.50% will be charged on certain purchases of $250,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.
2	Management Fees have been restated to reflect a reduction in the contractual management fee rate that became effective on December 31, 2022.
3	During the fiscal year ended August 31, 2023, the Fund paid amounts to American Beacon Advisors, Inc. (the “Manager”) that were previously waived and/or reimbursed under a contractual fee waiver/expense reimbursement agreement for the Fund’s A Class and SP Class shares in the amount of 0.01% for the A Class shares and 0.08% for the SP Class shares.
4	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
5	The Manager has contractually agreed to waive fees and/or reimburse expenses of the Fund’s A Class, C Class, Y Class, R5 Class, Investor Class and SP Class shares, as applicable, through December 31, 2024 to the extent that Total Annual Fund Operating Expenses exceed 1.09% for the A Class, 1.86% for the C Class, 0.88% for the Y Class, 0.82% for the R5 Class, 1.16% for the Investor Class, and 1.08% for the SP Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The Manager will itself waive fees and/or reimburse expenses of the Fund to maintain the contractual expense ratio caps for each applicable class of shares or make arrangements with other service providers to do so. The contractual expense reimbursement and fee waiver by the Manager can be changed or terminated only in the discretion and with the approval of a majority of the Fund’s Board of Trustees (“Board”). The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of the Fund. The Manager can be reimbursed by the Fund for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the Example reflects the fee waiver/expense reimbursement arrangement for each share class through December 31, 2024. C Class shares automatically convert to A Class shares 8 years after purchase, if the conversion is available through your financial intermediary. This Example reflects your costs as though C Class shares were held for the full 10-year period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$ 359	$ 635	$ 931	$ 1,772
C	$ 290	$ 625	$ 1,087	$ 2,365
Y	$ 91	$ 325	$ 577	$ 1,300
R5	$ 85	$ 299	$ 532	$ 1,198
Investor	$ 119	$ 408	$ 718	$ 1,598
SP	$ 111	$ 483	$ 879	$ 1,988

Prospectus – Fund Summary1

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$ 190	$ 625	$ 1,087	$ 2,365

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 120% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in income-producing floating-rate loans and other floating-rate debt securities, which may include bonds, notes and debentures issued by corporations, and debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities.

The Fund invests primarily in U.S. dollar-denominated senior secured floating rate corporate loans made by banks and other large financial institutions to various domestic companies. To a lesser extent, the Fund may invest in loans made to foreign companies as well. Floating rate loans are generally senior in the borrowing companies’ capital structures and are typically wholly or partially secured by assets of the borrowing company. Such obligations are primarily below investment grade quality (commonly referred to as “high yield” or “junk” quality obligations) and have below investment grade credit ratings or may be unrated but deemed by the sub-advisor to be of equivalent quality. Credit investments rated below investment grade are generally regarded as having speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. The Fund may also invest in fixed-rate debt securities, which may be unsecured, collateralized loan obligations and exchange-traded funds in an attempt to create a portfolio with an optimal blend of eligible instruments. The Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities.

A significant portion of the Fund’s investments may be unregistered, restricted as to their resale, and may trade in decentralized markets. Additionally, most floating rate loans in the Fund may be considered “covenant-lite” based on the types of lender protections and borrower obligations in the loan agreements.

The sub-advisor utilizes a combination of top-down and bottom-up research-intensive approaches to achieve the Fund’s objective by identifying fundamentally attractive investments which offer relative value and which pay interest at variable rates based on leading indices, such as the Secured Overnight Financing Rate (“SOFR”), among others, with or without a floor plus a fixed spread. The sub-advisor’s top-down approach includes seeking to establish industry weights by understanding the variables affecting each industry and, therefore, the economy as a whole. The bottom-up approach utilizes the sub-advisor’s proprietary credit technology to analyze quantitative information about all potential investments, combined with fundamental qualitative analysis. The sub-advisor seeks to invest a significant portion of the Fund’s assets in loans that offer attractive relative value, with smaller portions invested in loans deemed likely to outperform the broader market in the near term and in loans that the sub-advisor believes will be driven by a special catalyst and are opportunities for the sub-advisor to take a high-conviction position.

The sub-advisor’s investment process incorporates the sub-advisor’s environmental, social, and/or governance (“ESG”) analysis as a consideration in the assessment of existing and potential investments, which may assist in identifying certain investment risks that may not be apparent absent such consideration. However, as ESG information is just one investment consideration, ESG considerations are not solely determinative in any investment decision made by the sub-advisor. In addition, the sub-advisor does not use ESG considerations to limit, restrict or otherwise exclude companies or sectors from the Fund’s investment universe. The sub-advisor may use ESG research and/or ratings information provided by one or more third parties in performing this analysis and considering ESG risks.

In managing the Fund, the sub-advisor seeks to invest in a portfolio of floating rate loans that it believes will be less volatile over time than the general loan market. The Fund invests in securities without regard to maturity or duration and may invest in obligations of companies of all sizes. The Fund has a target investment life cycle of 18 to 24 months and does not employ a “buy-and-hold” strategy. The sub-advisor generally sells a security when it believes its projected future return becomes unattractive relative to the rest of the portfolio or the investable universe.

The coupons on floating rate loans and other floating-rate debt securities are not fixed and may fluctuate based upon changes in market rates. As short-term interest rates increase, interest payable to the Fund may lag behind the increases in market rates or may have limits on the maximum increases in interest rates. As short-term interest rates decline, interest payable to the Fund typically decreases. Floating rate loans typically have mandatory and optional prepayment provisions (also referred to as “calls”). Because of prepayments or calls, the actual remaining maturity of a loan may be considerably less than its stated maturity, and if a floating rate loan is prepaid, the Fund will have to reinvest the proceeds in other loans or instruments which may have lower spreads over their applicable reference rates. In such a case, the amount of interest paid to the Fund would likely decrease.

The Fund may invest a portion of its assets in cash, cash equivalents or other high-quality fixed-income securities in such amounts as the sub-advisor deems appropriate, including when the sub-advisor believes the Fund needs to retain cash. The Fund may invest cash balances in a government money market fund advised by the Manager, with respect to which the Manager receives a management fee. Any such instruments held by the Fund for cash management or defensive investing purposes can fluctuate in value.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Callable Securities Risk
The Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the Fund would lose the income that would have been earned to maturity on that security, and the proceeds received by the Fund may be invested in securities paying lower coupon rates and may not benefit from any increase in value that might otherwise result from declining interest rates.

2Prospectus – Fund Summary

Collateralized Loan Obligations (“CLOs”) Risk
The risks of an investment in a CLO depend largely on the type of underlying collateral and the class or seniority of CLO in which the Fund invests. The Fund typically will invest in CLOs collateralized by bank loans.   Therefore, the CLOs in which the Fund invests will be subject to loan interests risk. In addition, CLOs typically are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized as illiquid securities. The Fund’s investments in CLOs and other similarly structured investments may expose the Fund to heightened credit risk, interest rate risk, liquidity risk, market risk, and prepayment and extension risk. In addition to these risks, CLOs may also carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CLOs that are subordinate to other classes; (iv) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the possibility that the CLO’s manager may perform poorly. CLOs may charge management and other administrative fees, which are in addition to those of the Fund. CLOs may be difficult to value and may be highly leveraged, which could make them highly volatile

Counterparty Risk
The Fund is subject to the risk that a party or participant to a transaction, such as a broker, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund.

“Covenant-Lite” Obligations Risk
Certain investments, such as loans in which the Fund may invest directly or have exposure to through its investments in structured securities, may be “covenant-lite.” Covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants at all, and may not include terms which allow the lender to monitor the financial performance of the borrower and declare a default if certain criteria are breached. The Fund’s exposure to losses on such investments may be increased, especially during a downturn in the credit cycle.

Credit Risk
The Fund is subject to the risk that the issuer, guarantor or insurer of an obligation, or the counterparty to a transaction may fail, or become less able or unwilling, to make timely payment of interest or principal or otherwise honor its obligations or default completely. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities, could affect the Fund’s performance. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.

Cybersecurity and Operational Risk
Operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact the Fund and its service providers as well as the ability of shareholders to transact in the Fund’s shares, and result in financial losses. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund or its service providers, as well as securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. The Fund cannot control the cybersecurity plans and systems of its service providers, its counterparties or the issuers of securities in which the Fund invests. The issuers of the Fund’s investments are likely to be dependent on computers for their operations and require ready access to their data and the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of the Fund’s investments, leading to significant loss of value.

Debentures Risk
Debentures are unsecured debt securities. The holder of a debenture is protected only by the general creditworthiness of the issuer. The Fund may invest in both corporate and government debentures.

Delayed Funding Loans and Revolving Credit Facilities Risk
The Fund’s investments in delayed funding loans and revolving credit facilities are subject to credit risk, interest rate risk, liquidity risk and loan interests risk. There may be circumstances in which the borrower’s credit risk may be deteriorating and yet the Fund may be obligated to make loans to the borrower as the borrower’s credit continues to deteriorate, including at a time when the borrower’s financial condition makes it unlikely that such amounts will be repaid.

Environmental, Social, and/or Governance Investing Risk
The use of environmental, social, and/or governance (“ESG”) considerations by  the sub-advisor may cause the Fund to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As with the use of any investment considerations involved in investment decisions, there is no guarantee that the use of any ESG investment considerations will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The Fund may underperform funds that do not incorporate these considerations or incorporate different ESG considerations. Although the  sub-advisor has established its own process to oversee ESG integration in accordance with the Fund’s strategies, successful integration of ESG factors will depend on the  sub-advisor’s skill in researching, identifying, and applying these factors, as well as on the availability of relevant data.

The regulatory landscape with respect to ESG investing in the United States is evolving and any future rules or regulations may require the Fund to change its investment process with respect to the integration of ESG factors.

Foreign Exposure Risk
Exposure to obligations of non-U.S. issuers carries potential risks not associated with investments in, or exposure to, obligations of U.S. issuers. Such risks may include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) greater volatility, (6) different government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays or failures in transaction payment and settlement in some foreign markets. The Fund’s exposure to a foreign issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with that country. Global economic and financial markets have become increasingly interconnected and conditions (including recent volatility, terrorism, war and political instability) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market.

High-Yield Securities Risk
Exposure to high-yield, below investment-grade securities (commonly referred to as “junk bonds”) generally involves significantly greater risks than an investment in investment grade securities. High-yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. These securities also may be difficult to sell at the time and price the Fund desires. High-yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that the issuers of lower-rated securities will default on the timely payment of principal and interest. High-yield securities may experience greater price volatility and less liquidity than investment grade securities. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

Prospectus – Fund Summary3

Interest Rate Risk
Generally, the value of investments with interest rate risk, such as fixed-income securities, will move in the opposite direction as movements in interest rates. Factors including central bank monetary policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise, which could cause the value of the Fund’s investments to decline. Interest rate increases, including significant or rapid increases, may result in a decline in the value of bonds held by the Fund, lead to heightened volatility in the fixed-income markets and adversely affect the liquidity of certain fixed-income investments, any of which may result in substantial losses to the Fund. Interest rate changes may have a more pronounced effect on the market value of fixed-rate instruments than on floating-rate instruments. The value of floating rate and variable securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates.  The prices of fixed-income securities are also affected by their durations. Fixed-income securities with longer durations generally have greater sensitivity to changes in interest rates than those with shorter durations. Rising interest rates may cause the value of the Fund’s investments with longer durations and terms to maturity to decline, which may adversely affect the value of the Fund. For example, if a bond has a duration of two years, a 1% increase in interest rates could be expected to result in a 2% decrease in the value of the bond. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Liquidity Risk
The Fund is susceptible to the risk that certain investments held by the Fund may have limited marketability, be subject to restrictions on sale, be difficult or impossible to purchase or sell at favorable times or prices or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a security. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such instruments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. The Fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Fund.  For example, liquidity risk may be magnified in rising interest rate environments in the event of higher-than-normal redemption rates.   Unexpected redemptions may force the Fund to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.  Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Loan Interests Risk
In making investments in bank loans or senior loans, the Fund will depend primarily on the creditworthiness of the borrower for payment of principal and interest and will also rely on the financial institution to make principal and interest payments to the Fund once it receives payment on the underlying loan. The Fund will also rely on the financial institution to pursue appropriate remedies against a borrower in the event that the borrower defaults. As such, the Fund may be exposed to the credit risk of both the financial institution that made the loan and the underlying borrower.

Unlike publicly traded common stocks, which trade on national exchanges, there is no central place or exchange for loans, including bank loans and senior loans, to trade. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event that the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders with respect to the Fund’s ability to pay redemption proceeds within the allowable time periods stated in the Prospectus. The secondary market for loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain loans may impair the ability of the Fund to sell its loan interests at a time when it may otherwise be desirable to do so or may require the Fund to sell them at prices that are less than what the Fund regards as their fair market value and may make it difficult to value such loans. Accordingly, loan interests may at times be illiquid. Interests in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions.

Market Risk
The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, such as changes in interest or inflation rates, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.

4Prospectus – Fund Summary

The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

■	Recent Market Events Risk. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Fund may be increased.
Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. It is difficult to accurately predict the pace at which interest rates may continue to increase, or the timing, frequency or magnitude of any such increases. Additionally, various economic and political factors could cause the Federal Reserve or another foreign central bank to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets. Additionally, high public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.
In March 2023, the shutdown of certain financial institutions in the U.S. and questions regarding the viability of other financial institutions raised economic concerns over disruption in the U.S. and global banking systems. There can be no certainty that the actions taken by the U.S. or foreign governments will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. and global banking systems.
Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth; risks associated with a trade agreement between the United Kingdom and the European Union; the risks associated with ongoing trade negotiations with China; the possibility of changes to some international trade agreements; tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East, or in eastern Asia; political or economic dysfunction within some nations, including major producers of oil; and dramatic changes in commodity and currency prices could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.
Regulators in the U.S. have proposed and recently adopted a number of changes to regulations involving the markets and issuers, some of which apply to the Fund. The full effect of various newly-adopted regulations is not currently known. Additionally, it is not clear whether the proposed regulations will be adopted. However, due to the broad scope of the new and proposed regulations, certain changes could limit the Fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the Fund to operate, which may impact performance.
Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Market Timing Risk
The Fund is subject to the risk of market timing activities by investors due to the nature of the Fund’s investments, which requires the Fund, in certain instances, to fair value certain of its investments. Some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the net asset value (“NAV”) of the Fund’s shares. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the ability to execute efficient investment strategies.

Other Investment Companies Risk
To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund’s direct fees and expenses. To the extent the Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. The Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

■	Exchange-Traded Funds (“ETFs”) Risk. Because ETFs are listed on an exchange, they may be subject to trading halts, may trade at a premium or discount to their net asset value (“NAV”) and may not be liquid. An ETF that tracks an index may not precisely replicate the returns of that index, and an actively-managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. Future legislative or regulatory changes, including changes in taxation, could impact the operation of ETFs.

■	Government Money Market Funds Risk. Investments in government money market funds are subject to interest rate risk, credit risk, and market risk.

Prepayment and Extension Risk
Prepayment and extension risk is the risk that a bond or other fixed-income security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be prepaid as expected. Due to a decline in interest rates or excess cash flow into the issuer, a debt security may be called or otherwise converted, prepaid or redeemed before maturity. If this occurs, no additional interest will be paid on the investment. The Fund may have to reinvest the proceeds in another investment at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security, any of which could result in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, increase the risk of default or delayed payment, heighten interest rate risk and increase the potential for a decline in an investment’s price. In addition, as a consequence of a decrease in prepayments, the amount of principal available to the Fund for investment would be reduced. Extensions of obligations could cause the Fund to exhibit additional volatility and hold securities paying lower-than-market rates of interest. Either case could hurt the Fund’s performance.

Redemption Risk
The Fund may experience periods of high levels of redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Heavy redemptions could hurt the Fund’s performance. The sale of assets to meet redemption requests may create net capital gains, which could cause the Fund to have to distribute substantial capital gains. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund. In addition, redemption risk is heightened during periods of declining or illiquid markets. A rise in interest rates or other market developments may cause investors to move out of fixed-income securities on a large scale. During periods of heavy redemptions, the Fund may borrow funds through the interfund credit facility or from a bank line of credit, which may increase costs.

Reliance on Corporate Management and Financial Reporting  Risk
The  sub-advisor may select investments for the Fund in part on the basis of information and data made directly available to the sub-advisor by the issuers of securities or through sources other than the issuers such as collateral pool servicers. The  sub-advisor has no ability to independently verify such information

Prospectus – Fund Summary5

and data and is therefore dependent upon the integrity of the management of these issuers and of such servicers and the financial and collateral performance reporting processes in general. Information and data provided regarding a particular issuer may not necessarily contain information that the sub-advisor normally considers when evaluating the investment prospects of a company.

Restricted Securities Risk
Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), or in non-U.S. markets pursuant to similar regulations, including “Section 4(a)(2)” securities and “Rule 144A” securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. The prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets or may have to be held for a certain time period before they can be resold. The Fund may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Fund believes is its fair market value. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Secured, Partially Secured and Unsecured Obligation Risk
Debt obligations may be secured, partially secured or unsecured. Interests in secured and partially-secured obligations have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. However, there is no assurance that the liquidation of collateral from a secured or partially-secured obligation would satisfy the borrower’s obligation, or that the collateral can be liquidated. Furthermore, there is a risk that the value of any collateral securing an obligation in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the obligation. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Unsecured debt, including senior unsecured and subordinated debt, will not be secured by any collateral and will be effectively subordinated to a borrower’s secured indebtedness (to the extent of the collateral securing such indebtedness). With respect to unsecured obligations, the Fund lacks any collateral on which to foreclose to satisfy its claim in whole or in part. Such instruments generally have greater price volatility than that of fully secured holdings and may be less liquid.

Securities Selection Risk
Securities selected for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to its performance index(es), or other funds with similar investment objectives or strategies.

Unrated Securities Risk
Because the Fund may purchase securities that are not rated by any rating organization,  the sub-advisor, after assessing their credit quality, may internally assign ratings to certain of those securities in categories similar to those of rating organizations. Unrated securities are subject to the risk that the  sub-advisor may not accurately evaluate the security’s comparative credit rating. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. Unrated securities may be subject to greater liquidity risk and price volatility.

U.S. Government Securities and Government-Sponsored Enterprises Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the stated interest rate and face value at maturity, not its current market price. The market prices for such securities are not guaranteed and will fluctuate. Certain securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (‘‘Fannie Mae’’), Federal Home Loan Mortgage Corporation (‘‘Freddie Mac’’), Federal Home Loan Bank (‘‘FHLB’’), and Federal Farm Credit Bank (“FFCB”), are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government, and no assurance can be given that the U.S. government will provide financial support if these organizations do not have the funds to meet future payment obligations. U.S. government securities and securities of government-sponsored enterprises are also subject to credit risk, interest rate risk and market risk. The rising U.S. national debt may lead to adverse impacts on the value of U.S. government securities due to potentially higher costs for the U.S. government to obtain new financing. It is possible that the U.S. government and government-sponsored enterprises will not have the funds to meet their payment obligations in the future.

Valuation Risk
Certain of the Fund’s assets may be valued at a price different from the price at which they can be sold. This risk may be especially pronounced for investments that are illiquid or may become illiquid, or securities that trade in relatively thin markets and/or markets that experience extreme volatility. The valuation of the Fund’s investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Variable and Floating Rate Securities Risk
The coupons on variable and floating-rate securities are not fixed and may fluctuate based upon changes in market rates. A variable rate security has a coupon that is adjusted at pre-designated periods in response to changes in the market rate of interest on which the coupon is based. The coupon on a floating rate security is generally based on an interest rate, such as a money-market index,  Secured Overnight Financing Rate (“SOFR”), or a Treasury bill rate. Variable and floating rate securities are subject to interest rate risk and credit risk. As short-term interest rates decline, the coupons on variable and floating-rate securities typically decrease. Alternatively, during periods of rising short-term interest rates, the coupons on variable and floating-rate securities typically increase. Changes in the coupons of variable and floating-rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating-rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline. Certain types of variable and floating rate instruments may be subject to greater liquidity risk than other debt securities.

Fund Performance

The bar chart and table below provide an indication of risk by showing changes in the Fund’s performance over time. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns compare to a broad-based market index, which is the Fund’s benchmark index and was the benchmark index of the Fund’s predecessor, for the periods indicated. Effective December 31, 2022, a new sub-advisor began managing the Fund. Performance through December 30, 2022 reflects the Fund’s performance under the management of its prior sub-advisor.

Each of the Fund’s share classes commenced operations on December 11, 2015. On that date, the Fund acquired all the assets and assumed all the liabilities of the Fund’s predecessor. The SP Class shares and R5 Class shares of the Fund have adopted the performance history and financial statements of the Investor Class shares and Institutional Class shares, respectively, of the Fund’s predecessor.

6Prospectus – Fund Summary

In the bar chart and table below, as applicable, for the period prior to December 11, 2015, the performance of the Fund’s R5 Class, Investor Class, A Class, C Class and Y Class shares reflects the returns of the Institutional Class shares of the Fund’s predecessor, and the performance of the Fund’s SP Class shares reflects the returns of the predecessor fund’s Institutional Class shares from January 1, 2013 through May 29, 2014, and the returns of the predecessor fund’s Investor Class shares from May 30, 2014 through December 10, 2015. In each case, the newer share classes would have had similar annual returns to the applicable share classes of the Fund’s predecessor because the shares of each class represent investments in the same portfolio securities. However, the share classes of the Fund’s predecessor had different expenses than the newer share classes, which would affect performance. To the extent that the share classes of the Fund’s predecessor had lower expenses than the newer share classes, the performance of the share classes of the Fund’s predecessor would likely have been higher than the newer share class would have realized during the same period. The R5 Class, Investor Class, A Class, C Class, Y Class and SP Class performance shown in the table has not been adjusted for differences in operating expenses between those share classes and the predecessor fund’s applicable share class, but the A Class and C Class shares performance has been adjusted for the impact of the maximum applicable sales charge.

With respect to the SP Class shares, for the period from January 1, 2013 through May 29, 2014, the Investor Class shares of the Fund’s predecessor would have had similar annual returns to the Institutional Class shares of the Fund’s predecessor because the shares of each class represent investments in the same portfolio securities. However, the Institutional Class shares of the Fund’s predecessor had different expenses than the Investor Class shares of the Fund’s predecessor, which would affect performance. To the extent that the Institutional Class shares of the Fund’s predecessor had lower expenses than the Investor Class shares of the Fund’s predecessor, the performance of the Institutional Class shares of the Fund’s predecessor would likely have been higher than the Investor Class shares of the Fund’s predecessor would have realized during the same period. The SP Class performance shown in the table has not been adjusted for differences in operating expenses between the predecessor fund’s Investor Class and Institutional Class shares.

C Class shares automatically convert to A Class shares 8 years after purchase, if the conversion is available through your financial intermediary. In the table below, the performance for C Class shares reflects the conversion of C Class shares to A Class shares after 8 years. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for R5 Class Shares. Year Ended 12/31
Highest Quarterly Return: XX% XX Quarter 20XX 1/1/2013 through 12/31/2022 Lowest Quarterly Return: XX% XX Quarter 20XX 1/1/2013 through 12/31/2022
The calendar year-to-date total return as of September 30, 2023 was 7.17%.

Average annual total returns for periods ended December 31, 2022

	Inception Date of Class	1 Year	5 Years	10 Years
R5 Class	12/03/2012
Returns Before Taxes		-5.49%	1.23%	3.56%
Returns After Taxes on Distributions		XX %	XX %	XX %
Returns After Taxes on Distributions and Sales of Fund Shares		XX %	XX %	XX %

	Inception Date of Class	1 Year	5 Years	10 Years
Share Class (Before Taxes)
A	12/11/2015	-8.12%	0.42%	3.04%
C	12/11/2015	-7.53%	0.16%	2.75%*
Y	12/11/2015	-5.64%	1.17%	3.48%
Investor	12/11/2015	-5.83%	0.89%	3.30%
SP	05/30/2014	-5.83%	1.43%	3.56%
*	As noted above, the 10-year performance for C Class shares reflects the conversion of C Class shares to A Class shares after 8 years. If C Class shares were not converted to A Class shares after 8 years, and were instead held for the full 10-year period, performance would have been XX%.

	1 Year	5 Years	10 Years
Index (Reflects no deduction for fees, expenses, or taxes)
Credit Suisse Leveraged Loan Index	-1.06%	3.24%	3.78%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you are a tax-exempt entity or hold your Fund shares through a tax-deferred arrangement, such as an  individual retirement account (“IRA”) or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for the Fund’s R5 Class shares; after-tax returns for other share classes will vary.

Prospectus – Fund Summary7

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor
The Fund’s investment sub-advisor is First Eagle Alternative Credit, LLC.

Portfolio Managers

First Eagle Alternative Credit, LLC	James Fellows, CFA Chief Investment Officer and Head of Tradable Credit Team Since 2022 Steve Krull, CFA Managing Director and Head of Trading Since 2022	Robert Hickey Senior Managing Director and Deputy Chief Investment Officer - Tradable Credit Since 2022 Brian Murphy Senior Managing Director and Head of Capital Markets Since 2022

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a retirement plan, an investment professional, a broker-dealer, or other financial intermediary. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open, at the Fund’s net asset value (“NAV”) per share next calculated after your order is received in proper form, subject to any applicable sales charge. The Manager may, in its sole discretion, allow certain individuals to invest directly in the Fund. For more information regarding eligibility to invest directly please see “About Your Investment - Purchase and Redemption of Shares.” Direct mutual fund account shareholders may buy subsequent shares or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds 430 W. 7th Street, Suite 219643 Kansas City, MO 64105-1407

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
SP*	$1,000	$50	None
A, Investor	$2,500	$50	$250
Y	$100,000	$50	None
R5	$250,000	$50	None
*	SP Class shares are offered to retail investors who invest directly through a financial intermediary, such as a broker, or through employee-directed benefit plans and were formerly shareholders of the Investor Class shares of the Sound Point Floating Rate Income Fund prior to its reorganization into the American Beacon FEAC Floating Rate Income Fund, which, at the time of the reorganization, was known as the American Beacon Sound Point Floating Rate Income Fund.

Tax Information

Dividends, capital gains distributions, and other distributions, if any,  that you receive as a result of your investment in the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is  tax-deferred,  such as an individual retirement account (“IRA”) or a 401(k) plan (in which case you may be taxed later, upon the withdrawal of your investment from such account or plan).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor, Resolute Investment Distributors, Inc., or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

Additional Information About the Fund

To help you better understand the Fund, this section provides a detailed discussion of the Fund’s investment policies, its principal strategies and principal risks and performance benchmark. However, this Prospectus does not describe all of the Fund’s investment practices. Capitalized terms that are not otherwise defined are defined in Appendix B. For additional information, please see the Fund’s SAI, which is available at www.americanbeaconfunds.com or by contacting us via telephone at 1-800-658-5811, by U.S. mail at P.O. Box 219643, Kansas City, MO 64121-9643, or by e-mail at americanbeaconfunds@ambeacon.com.

Additional Information About Investment Policies and Strategies

Investment Objective

The Fund’s investment objective is to seek to provide a high level of current income consistent with strong risk-adjusted returns.

The Fund’s investment objective is “non-fundamental,” which means that it may be changed by the Fund’s Board without the approval of Fund shareholders.

8Prospectus – Additional Information About the Fund

80% Investment Policy

The Fund has a non-fundamental policy to invest under normal circumstances  at least 80% of its net assets, plus borrowings for investment purposes, in income-producing floating-rate loans and other floating-rate debt securities, which may include bonds, notes and debentures issued by corporations, and debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities.

If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and this Prospectus will be supplemented.

Temporary Defensive Policy

The Fund may depart from its principal investment strategy by taking temporary defensive or interim positions in response to adverse market, economic, political, or other conditions. During these times, the Fund may not achieve its investment objective.

Additional Information About the Management of the Fund

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager. The Manager may allocate the assets of the Fund among different sub-advisors. The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the Fund. The Manager:

■	develops overall investment strategies for the Fund,

■	selects and changes sub-advisors,

■	allocates assets among sub-advisors,

■	monitors and evaluates the sub-advisor’s investment performance,

■	monitors the sub-advisor’s compliance with the Fund’s investment objective, policies and restrictions,

■	oversees the Fund’s securities lending activities and actions taken by the securities lending agent to the extent applicable, and

■	directs the investment of the portion of Fund assets that the sub-advisor determines should be allocated to short-term investments.

The assets of the Fund are currently allocated by the Manager to one sub-advisor, First Eagle Alternative Credit, LLC (“FEAC”). FEAC has full discretion to purchase and sell securities for the Fund in accordance with the Fund’s objective, policies, restrictions, and more specific strategies provided by the Manager. The Manager oversees the sub-advisor but does not reassess individual security selections made by the sub-advisor for the Fund.

The Fund’s assets may be allocated to another sub-advisor or among one or more additional sub-advisors in the future by the Manager. The Fund operates in a manager-of-managers structure. The Fund and the Manager have received an exemptive order from the SEC that permits the Fund, subject to certain conditions and approval by the Board, to hire and replace sub-advisors, and materially amend agreements with sub-advisors, that are unaffiliated with the Manager without approval of the shareholders. In the future, the Fund and the Manager may rely on an SEC staff no-action letter, dated July 9, 2019, that would permit the Fund to expand its exemptive relief to hire and replace sub-advisors that are affiliated and unaffiliated with the Manager without shareholder approval, subject to approval by the Board and other conditions. The Manager has ultimate responsibility, subject to oversight by the Board, to oversee sub-advisors and recommend their hiring, termination and replacement. The SEC order also exempts the Fund from disclosing the advisory fees paid by the Fund to individual sub-advisors in a multi-manager fund in various documents filed with the SEC and provided to shareholders. In the future, the Fund may rely on the SEC staff no-action letter to expand its exemptive relief to individual sub-advisors that are affiliated with the Manager. Under that no-action letter, the fees payable to sub-advisors unaffiliated with or partially-owned by the Manager or its parent company would be aggregated, and fees payable to sub-advisors that are wholly-owned by the Manager or its parent company, if any, would be aggregated with fees payable to the Manager. Whenever a sub-advisor change is proposed in reliance on the order, in order for the change to be implemented, the Board, including a majority of its “non-interested” trustees, must approve the change. In addition, the Fund is required to provide shareholders with certain information regarding any new sub-advisor within 90 days of the hiring of any new sub-advisor.

Additional Information About Investments

This section provides more detailed information regarding certain of the Fund’s principal investment strategies as well as information regarding the Fund’s strategy with respect to investment of cash balances.

Cash Management
The Fund may invest cash balances in the following investments:

■	ETFs. The Fund may purchase shares of ETFs. ETFs trade like a common stock, and passive ETFs usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Typically, the Fund will purchase passive ETF shares to obtain exposure to all or a portion of the stock or bond market. As a shareholder of an ETF, the Fund would be subject to its ratable share of the ETF’s expenses, including its advisory and administration expenses, in addition to the Fund’s own fees and expenses.

■	Government Money Market Funds. The Fund may invest cash balances in government money market funds that are registered as investment companies under the Investment Company Act, including a government money market fund advised by the Manager, with respect to which the Manager also receives a management fee. If the Fund invests in government money market funds, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees of the government money market funds in which the Fund invests, such as advisory fees charged by the Manager to any applicable government money market funds advised by the Manager, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. Shareholders also would be exposed to the risks associated with government money market funds and the portfolio investments of such government money market funds, including the risk that a government money market fund’s yield will be lower than the return that the Fund would have received from other investments that provide liquidity. Investments in government money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fixed-Income Instruments
The Fund’s investments in, or exposure to, fixed-income instruments may include:

■	Bank Loans and Senior Loans. Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). The Fund may invest in senior loans, which are floating rate loans, sometimes referred to as adjustable rate loans that hold a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities. Under normal circumstances, senior loans have priority of claim ahead of other obligations of a borrower in the event of liquidation. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and internal growth and for other corporate purposes. Senior loans typically have rates of interest that are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Bank loans and senior loans may be collateralized or uncollateralized, and even collateralized loans may not be fully collateralized and the collateral may be unavailable or insufficient to meet the obligations of the borrower. They typically pay interest at rates that

Prospectus – Additional Information About the Fund9

float above, or are adjusted periodically based on, a benchmark that reflects current interest rates. Some of the loans in which the Fund may invest or obtain exposure to may be “covenant-lite” loans. Covenant-lite loans may contain fewer or no maintenance covenants compared to other loans and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. The Fund may invest in loans in the form of participations in loans and assignments of all or a portion of loans from third parties. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser ‘s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In connection with purchasing participations in such instruments, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. When the Fund purchases assignments from lenders, it will acquire direct rights against the borrower on the loan.

■	Corporate Debt and Other Fixed-Income Securities. Corporate debt securities are fixed-income securities issued by businesses to finance their operations. Corporate debt securities include bonds, notes, debentures and commercial paper issued by companies to investors with a promise to repay the principal amount invested at maturity, with the primary difference being their maturities and secured or unsecured status. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including companies of all market capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry fixed or floating rates of interest. Corporate bonds typically carry a set interest or coupon rate, while commercial paper is commonly issued at a discount to par with no coupon. The perceived ability of the company to meet its principal and interest payment obligations is referred to as its creditworthiness, and it may be supplemented by collateral securing the company’s obligations. Debentures are unsecured, medium- to long-term debt securities protected only by the general creditworthiness of the issuer, not by collateral. Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of their issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from a developing market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk. Typically, the values of fixed-income securities change inversely with prevailing interest rates. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities.

■	Delayed Funding Loans and Revolving Credit Facilities. The Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities, which are sometimes referred to as unfunded commitment agreements. Delayed funding loans and revolving credit facilities are borrowing arrangements in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that, as the borrower repays the loan, an amount equal to the repayment is again made available to the borrower under the facility, whereas, in the case of a delayed funding loan, such amounts may not be “re-borrowed.” The borrower may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. The Fund may treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered to be debt securities for purposes of the Fund’s investment restriction relating to making loans. Participation interests in revolving credit facilities will be subject to the limitations discussed above regarding participations in Bank Loans and Senior Loans.

■	Government-Sponsored Enterprises and U.S. Government Agencies. The Fund may invest in debt obligations of U.S. government agencies, such as the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), Export-Import Bank of the United States (“ExImBank”), and government-sponsored enterprises, such as the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Agricultural Mortgage Corporation (“Farmer Mac”), Federal Home Loan Bank system (“FHLBs”) and the Federal Farm Credit Banks Funding Corporation (“FFCB”). Although chartered or sponsored by Acts of Congress, debt obligations issued by such entities, other than Ginnie Mae and ExImBank, are not backed by the full faith and credit of the U.S. Government. Debt obligations issued by Fannie Mae, Freddie Mac, Farmer Mac, FHLBs, and FFCB are supported by the issuers’ right to borrow from the U.S. Treasury, the discretionary authority of the U.S. Treasury to lend to the issuers and the U.S. Treasury’s authority to purchase the issuer’s securities.

■	High-Yield Bonds. High yield, non-investment grade bonds (also known as “junk bonds”) are low-quality, high-risk corporate bonds that generally offer a high level of current income. High yield bonds are considered speculative by rating organizations. For example, Moody’s, S&P Global Ratings and Fitch, Inc. rate them below Baa3, BBB- and BBB-, respectively. Please see “Appendix C Ratings Definitions” in the SAI for an explanation of the ratings applied to high yield bonds. High yield bonds are often issued as a result of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, or other similar events. They may also be issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able to make scheduled payments of interest and principal than more financially stable firms. Because of their low credit quality, high-yield bonds must pay higher interest to compensate investors for the substantial credit risk they assume. Lower-rated securities are subject to additional risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in the Fund.

■	U.S. Government Securities. U.S. Government securities may include U.S. Treasury securities and securities backed by the full faith and credit of the United States, and securities issued by other U.S. government agencies and instrumentalities which have been established or sponsored by the U.S. government and that issue obligations which may not be backed by the full faith and credit of the U.S. government. U.S. Treasury obligations include Treasury Bills, Treasury Notes, and Treasury Bonds. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

Illiquid and Restricted Securities
Generally, an illiquid asset is an asset that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to Rule 22e-4 under the Investment Company Act or as otherwise permitted or required by SEC rules and interpretations. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Rule 144A, under the Securities Act, permits the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be

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able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Manager or sub-advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met. Securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”) are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity. The Manager and the  sub-advisor will carefully monitor the Fund’s investments in Section 4(a)(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information.

Other Investment Companies
The  Fund, at times, may invest in shares of other investment companies. The Fund may invest in securities of an investment company advised by the Manager, with respect to which the Manager also receives a management fee. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses, if applicable, are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in this Prospectus. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

■	ETFs. The Fund may invest in ETFs. ETFs trade like a common stock, and passively-managed ETFs usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. ETF shares typically are purchased and redeemed through in-kind purchases and redemptions, and trade on a stock exchange at market prices, which may differ from an ETF’s NAV. Typically, the Fund would purchase passive ETF shares to obtain exposure to all or a portion of the stock or bond market. As a shareholder of an ETF, the Fund would be subject to its ratable share of the ETF’s expenses, including its advisory and administration expenses. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies and policies but also presents some additional risks due to being exchange-traded. The price of an ETF can fluctuate within a wide range.

■	Government Money Market Funds. The Fund can invest free cash balances in registered open-end investment companies regulated as government money market funds under the Investment Company Act to provide liquidity or for defensive purposes. The Fund could invest in government money market funds rather than purchasing individual short-term investments. If the Fund invests in government money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the government money market funds in which the Fund invests, including advisory fees charged by the Manager to any applicable government money market funds advised by the Manager. Although a government money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a government money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the government money market fund has purchased may reduce the government money market fund’s yield and can cause the price of a government money market security to decrease. In addition, a government money market fund is subject to the risk that the value of an investment may be eroded over time by inflation.

Variable and Floating Rate Securities
Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or a calendar quarter). The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Variable rate obligations typically provide for a specified periodic adjustment in the interest rate, while floating rate obligations typically have an interest rate which changes whenever there is a change in the external interest or market rate. Because of the interest rate adjustment feature, variable and floating rate securities provide the Fund with a certain degree of protection against rises in interest rates, although the Fund will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-rate obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-rate securities.

Additional Information About Risks

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. The following section provides additional information regarding the Fund’s principal risk factors in light of its principal investment strategies. The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Callable Securities Risk
The Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the Fund would lose the income that would have been earned to maturity on that security, the proceeds received by the Fund may be invested in securities paying lower coupon rates or other less favorable characteristics, and the Fund may not benefit from any increase in value that might otherwise result from declining interest rates. Thus, the Fund’s income could be reduced as a result of a call and this may reduce the amount of the Fund’s distributions. In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on the Fund’s total return.

Collateralized Loan Obligations (“CLOs”) Risk
The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the instrument in which the  Fund invests.    The Fund typically will invest in CLOs collateralized by bank loans. Therefore, the CLOs in which the Fund invests will be subject to loan interests risk. The Fund’s investments in CLOs and other similarly structured investments may expose the Fund to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk.  In addition to these risks, CLOs may carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CLOs that are subordinate to other classes; (iv) the risk that the complex structure of the security may not be fully

Prospectus – Additional Information About the Fund11

understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the possibility that CLO’s manager may perform poorly. CLOs may charge management and other administrative fees, which are in addition to those of the Fund. CLOs can be difficult to value and may be highly leveraged (which could make them highly volatile).

In addition, CLOs normally are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized as illiquid securities and may have limited independent pricing transparency. The Fund’s interest in CLO securities may be less liquid than the loans held by the CLO itself; thus, it may be more difficult for the Fund to dispose of CLO securities than it would be for the Fund to dispose of loans if it held such loans directly. However, an active dealer market may exist for CLOs, allowing them to qualify for the Rule 144A “safe harbor” from the registration requirements of the Securities Act for transactions in such securities with qualified institutional buyers. The cash flows from a CLO are split into two or more portions, called tranches, each with a different yield and risk/return profile. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

Counterparty Risk
The  Fund is subject to the risk that a party or participant to a transaction, such as a broker, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the  Fund. As a result, the  Fund may not recover its investment or may only obtain a limited recovery, and any recovery may be delayed.

“Covenant-Lite” Obligations Risk
Certain investments, such as loans in which the Fund may invest directly or have exposure to through its investments in structured securities, may be “covenant-lite.” Covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants at all, and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached, which would allow the lender to restructure the loan or take other action intended to help mitigate losses. This may expose the Fund to greater credit risk associated with the borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on such investments may be increased, especially during a downturn in the credit cycle, and the Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of covenant-lite obligations than its holdings of loans or securities with financial maintenance covenants.

Credit Risk
The Fund is subject to the risk that the issuer, guarantor or insurer of an obligation, or the counterparty to a transaction may fail, or become less able or unwilling, to make timely payment of interest or principal or otherwise honor its obligations or default completely. There are varying degrees of credit risk, depending on the financial condition of an issuer, guarantor, or counterparty, as well as the terms of an obligation, which may be reflected in the credit rating of the issuer, guarantor, or counterparty. The strategies utilized by the  sub-advisor require accurate and detailed credit analysis of issuers and there can be no assurance that its analysis will be accurate or complete. The  Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument and debt obligations which are rated by rating agencies may be subject to downgrade. The credit ratings of debt instruments and investments represent the rating agencies’ opinions regarding their credit quality, are not a guarantee of future credit performance of such securities, are not a guarantee of quality and do not protect against a decline in the value of a security. Rating agencies attempt to evaluate the safety of the timely payment of principal and interest (or dividends) and do not evaluate the risks of fluctuations in market value. The ratings assigned to securities by rating agencies do not purport to fully reflect the true risks of an investment. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price and may make it difficult for the Fund to sell it. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities, could affect the Fund’s performance. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.

Cybersecurity and Operational Risk
Operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact the Fund, its service providers, and third-party fund distribution platforms, as well as the ability of shareholders to transact in the Fund’s shares, and result in financial losses. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. A cybersecurity incident could, among other things, result in the loss or theft of shareholder data or funds, shareholders or service providers being unable to access electronic systems (also known as “denial of services”), loss or theft of proprietary information or financial data, the inability to process Fund transactions, interference with the Fund’s ability to calculate its NAV, impediments to trading, physical damage to a computer or network system, or remediation costs associated with system repairs. The occurrence of any of these problems could result in a loss of information, violations of applicable privacy and other laws, regulatory scrutiny, penalties, fines, reputational damage, additional compliance requirements, and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. While the Manager has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager, other Fund service providers, or third-party fund distribution platforms to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Recent geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing. The  Fund cannot control the cybersecurity plans and systems of its service providers, its counterparties or the issuers of securities in which the Fund invests. The issuers of the Fund’s investments are likely to be dependent on computers for their operations and require ready access to their data and the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of the Fund’s investments, leading to significant loss of value.

Debentures Risk
In the event of a default or bankruptcy by the issuer, as unsecured creditors, debenture holders will not have a claim against any specific assets of the issuer and will therefore only be paid from the issuer’s assets after the secured creditors have been paid. The Fund is subject to the risk that the value of a debenture will fluctuate with changes in interest rates and the perceived ability of the issuer to make interest or principal payments on time. The Fund may invest in both corporate and government debentures.

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Delayed Funding Loans and Revolving Credit Facilities Risk
Delayed funding loans and revolving credit facilities are subject to credit risk, interest rate risk, liquidity risk and loan interests risk. There may be circumstances in which the borrower’s credit risk may be deteriorating and yet the Fund may be obligated to make loans to the borrower as the borrower’s credit continues to deteriorate, including at a time when the borrower’s financial condition makes it unlikely that such amounts will be repaid. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. These risks could cause the Fund to lose money on its investment, which in turn could affect the Fund’s returns.

Environmental, Social, and/or Governance Investing Risk
The use of environmental, social and/or governance (“ESG”) considerations by the sub-advisor may cause the Fund to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As with the use of any investment considerations involved in investment decisions, there is no guarantee that the use of any ESG investment considerations will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The use of ESG investment considerations may also affect the Fund’s exposure to certain investments, sectors or industries, which may impact the Fund’s relative investment performance depending on the performance of those issuers, sectors or industries. The Fund may underperform funds that do not incorporate these considerations or incorporate different ESG considerations. Although the sub-advisor has established its own ESG integration process in accordance with the Fund’s investment strategies, successful integration of ESG factors will depend on the sub-advisor’s skill in researching, identifying, and applying these factors, as well as on the availability of relevant data. The  sub-advisor may use ESG research and/or ratings information provided by one or more third parties in performing an ESG analysis and considering ESG risks.

Because there are few generally accepted standards to use in such considerations, the relevant data may not be readily available, complete or accurate, and may differ from the information and considerations used for other funds, which could negatively impact the Fund’s performance or create additional risk in the portfolio. The regulatory landscape with respect to ESG investing in the United States is evolving and any future rules or regulations may require the Fund to change its investment process with respect to the integration of ESG factors.

Foreign Exposure Risk
Exposure to obligations of non-U.S. issuers carries potential risks not associated with investments in, or exposure to, obligations of U.S. issuers. Such risks may include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) greater volatility; (6) different government regulation and supervision of foreign banks, stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency, and the laws of certain countries may limit the ability to recover such assets if a foreign bank, depository, or their agents goes bankrupt. Additionally, in certain markets, the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. To the extent the Fund exposes a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. The Fund’s exposure to a foreign issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with that country. There may be restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by the Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries may require advance government notification or authority, and if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Global economic and financial markets have become increasingly interconnected and conditions (including recent volatility, terrorism, war and political instability) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market.

High-Yield Securities Risk
Exposure to high-yield securities (commonly referred to as ‘’junk bonds’’) generally involves significantly greater risks of loss of your money than an investment in investment-grade securities. Compared with issuers of investment grade securities, issuers of high-yield securities are more likely to encounter financial difficulties and to be materially affected by these difficulties. High-yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. These securities also may be difficult to sell at the time and price the  Fund desires. High-yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that issuers of lower-rated securities will default on the timely payment of principal or interest. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the  Fund may lose its entire investment. Below-investment-grade securities may experience greater price volatility and less liquidity than investment-grade securities.

Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. The lower rating of certain high-yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by credit rating agencies in their ratings of a fixed-income security also may affect the value of these investments. However, allocating investments among securities of different issuers could reduce the risks of owning any such securities separately. The prices of these high-yield securities tend to be less sensitive to interest rate changes than investment-grade investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, the  Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for the  Fund may have to be adjusted in the event of default. In the event of an issuer’s default, the  Fund may write off prior income accruals for that issuer, resulting in a reduction in the  Fund’s current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default.

The credit rating of a security may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of such securities, especially in a thinly traded or illiquid market. To the extent the Fund owns or may acquire illiquid or restricted high-yield securities or unrated securities of comparable quality, these securities may involve special registration responsibilities, liabilities, costs, and liquidity and valuation difficulties.

Interest Rate Risk
Investments in fixed-income securities that are influenced by interest rates are subject to interest rate risk. Generally, the value of investments with interest rate risk, such as fixed-income securities, will move in the opposite direction as movements in interest rates.   For example, the value of the Fund’s fixed-income

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investments typically will fall when interest rates rise. Factors including central bank monetary policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise, which could cause the value of the Fund’s investments to decline. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Fund. Interest rate changes may have a more pronounced effect on the market value of fixed-rate instruments than on floating-rate instruments. The value of floating rate and variable securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than fixed-income securities with shorter durations. Rising interest rates may cause the value of the Fund’s investments in investments with longer durations and terms to maturity to decline, which may adversely affect the value of the Fund. For example, if a bond has a duration of two years, a 1% increase in interest rates could be expected to result in a 2% decrease in the value of the bond. Yields of fixed-income securities will fluctuate over time. Certain European countries and Japan have recently experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among U.S. and foreign issuers. To the extent the Fund holds an investment with a negative interest rate to maturity, the Fund may generate a negative return on that investment. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.

Investment Risk
An investment in the  Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The  Fund should not be relied upon as a complete investment program. The share price of the  Fund fluctuates, which means that when you sell your shares of the  Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the  Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such initiatives will cause the share price of the issuer’s securities to fall. An individual security may be more volatile, and may perform differently, than the market as a whole.

Liquidity Risk
The  Fund is susceptible to the risk that certain investments held by the Fund may have limited marketability, be subject to restrictions on sale, be difficult or impossible to purchase or sell at favorable times or prices or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a security. Market prices for such instruments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses. When there is little or no active trading market for specific types of securities, it can become more difficult to purchase or sell the securities at or near their perceived value. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. An inability to sell a portfolio position can adversely affect the Fund’s NAV or prevent the Fund from being able to take advantage of other investment opportunities. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. Unexpected redemptions or redemptions by a few large investors in the Fund may force the Fund to sell certain investments at unfavorable prices to meet redemption requests or other cash needs and may have a significant adverse effect on the  Fund’s NAV per share and remaining Fund shareholders. This could negatively affect the Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. The Fund may lose money if it is forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.    For example, liquidity risk may be magnified in rising interest rate environments in the event of higher-than-normal redemption rates. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Loan Interests Risk
In making investments in loans that are made by banks or other financial intermediaries to borrowers, the  Fund will depend primarily on the creditworthiness of the borrower for payment of principal and interest, and will also rely on the financial institution to make principal and interest payments to the  Fund once it receives payment on the underlying loan or to pursue appropriate remedies against a borrower in the event that the borrower defaults, which may expose the  Fund to the credit risk of both the financial institution that made the loan and the underlying borrower. The market for bank loans may not be highly liquid, and the  Fund may have difficulty selling them. Unlike publicly traded common stocks which trade on national exchanges, there is no central place or exchange for loans, including bank loans and senior loans, to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the  Fund’s ability to pay redemption proceeds within the allowable time periods stated in its prospectus. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain loans may impair the ability of the  Fund to sell its loan interests at a time when it may otherwise be desirable to do so or may require the  Fund to sell them at prices that are less than what the  Fund regards as their fair market value, which would cause a material decline in the  Fund’s NAV and may make it difficult to value such loans. Accordingly, loan interests may at times be illiquid. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may make bank loans more difficult to sell at an advantageous time or price than other types of securities or instruments. There may be less readily available information about loans. Interests in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions.   It may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition. Loan interests may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. The Fund also may be in possession of material non-public information about a borrower as a result of its ownership of a loan instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable to enter into a transaction in a security of that borrower when it would otherwise be advantageous to do so. Any steps taken to ensure that the Fund does not receive material non-public information about a security may have the effect of causing the Fund to have less information than other investors about certain interests in which it seeks to invest. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets, although many covenants may be waived or modified with the consent of a certain percentage of the holders of the loans even if the Fund does not consent. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws, or may be depleted by the interests of more senior lenders. Further, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. In addition, if a secured loan is foreclosed, the Fund would likely bear the costs and liabilities associated with owning and disposing of the collateral.  The Fund may acquire a loan interest by direct investment as a lender, by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee or by participation in a loan interest that is held by another party. As an assignee,

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the  Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. When the  Fund’s loan interest is a participation, the  Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower. As a participant, the  Fund also would be subject to the risk that the party selling the participation interest would not remit the  Fund’s pro rata share of loan payments to the  Fund.

Market Risk
The  Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or geographic region, continue to recur. The value of a security may decline due to adverse issuer-specific conditions or general market conditions unrelated to a particular issuer, such as real or perceived adverse geopolitical, regulatory, market, economic or other developments that may cause broad changes in market value, changes in the general outlook for corporate earnings, changes in interest, currency or inflation rates, lack of liquidity in the markets, public perceptions concerning these developments or adverse market sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity, which may adversely affect the value of your investment. Such market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, a reduction in the willingness and ability of some lenders to extend credit, difficulties for some borrowers in obtaining financing on attractive terms, if at all, and adverse investor sentiment or publicity. Changes in value may be temporary or may last for extended periods. Adverse market events may also lead to increased shareholder redemptions, which could cause the Fund to sell investments at an inopportune time to meet redemption requests by shareholders and may increase the Fund’s portfolio turnover, which could increase the costs that the Fund incurs and lower the Fund’s performance. Even when securities markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility of many markets being affected by events in a single country or events affecting a single or small number of issuers.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in securities prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

■	Recent Market Events Risk. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Fund may be increased. Deteriorating economic fundamentals may increase the risk of default or insolvency of particular issuers, negatively impact market value, increase market volatility, cause credit spreads to widen, reduce bank balance sheets and cause unexpected changes in interest rates. Any of these could cause an increase in market volatility, reduce liquidity across various sectors or markets or decrease confidence in the markets.
Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the U.S. Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. In addition, ongoing inflation pressures from tight labor markets and supply chain disruptions could continue to cause an increase in interest rates and/or negatively impact issuers. It is difficult to accurately predict the pace at which interest rates may increase, or the timing, frequency or magnitude of any such increases in interest rates. Additionally, various economic and political factors, such as rising inflation rates, could cause the Federal Reserve or other foreign banks to change their approach in the future as such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Also, regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the prior period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives, or their alteration or cessation. However, because there is little precedent for this situation, it is difficult to predict the impact on various markets of significant rate increases or other significant policy changes.
In March 2023, the shutdown of certain financial institutions in the U.S. and questions regarding the viability of other financial institutions raised economic concerns over disruption in the U.S. and global banking systems. There can be no certainty that the actions taken by the U.S. or foreign governments will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. and global banking systems.
Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth; risks associated with the aftermath of the United Kingdom’s departure from the European Union and the trade agreement between the United Kingdom and the European Union; the risks associated with ongoing trade negotiations with China; the possibility of changes to some international trade agreements; tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East, or in eastern Asia; political or economic dysfunction within some nations, including major producers of oil; and dramatic changes in commodity and currency prices could affect the economies of many nations, including the United States.

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Regulators in the U.S. have proposed and recently adopted a number of changes to regulations involving the markets and issuers, some of which apply to the Fund. The full effect of various newly-adopted regulations is not currently known. Additionally, it is not clear whether the proposed regulations will be adopted. However, due to the broad scope of the new and proposed regulations, certain changes could limit the Fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the Fund to operate, which may impact performance.
Russia’s military invasion of Ukraine beginning in February 2022, the responses and sanctions by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets and the prices of various commodities. The extent and duration of military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict. These events have resulted, and could continue to result, in significant market disruptions, including in certain industries or sectors such as the oil and natural gas markets, and may further strain global supply chains and negatively affect inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
China’s economy, which has been sustained in recent years largely through a debt-financed housing boom, may be approaching the limits of that strategy and appears to be experiencing a slowdown and not growing at the same rate as in prior years. Due to the size of China’s economy, such a slowdown could impact a number of other countries.
Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Impacts from climate change may include significant risks to global financial assets and economic growth. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. These losses could adversely affect, among others, corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities.

Market Timing Risk
The Fund is subject to the risk of market timing activities by investors due to the nature of its investments, which requires the Fund in certain instances to fair value certain of its investments. Some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the NAV of the Fund’s shares. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the ability to execute efficient investment strategies. While the Manager monitors trading in the Fund, there is no guarantee that it can detect all market timing activities.

Other Investment Companies Risk
To the extent that the  Fund invests in shares of other registered investment companies, the  Fund will indirectly bear the fees and expenses, including, for example, advisory and administrative fees, charged by those investment companies in addition to the  Fund’s direct fees and expenses. If the Fund invests in other investment companies, the Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to the Fund’s shareholders when distributed to them. The  Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the  Fund’s investment may decline, adversely affecting the  Fund’s performance. To the extent the  Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the  Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. The  Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

■	Exchange-Traded Funds (“ETFs”) Risk. Because ETFs are listed on an exchange, they may be subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or premium to its NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. An ETF that tracks an index may not precisely replicate the returns of that index and may not be permitted to sell poorly performing stocks that are included in its index. An actively-managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. Future legislative or regulatory changes, including changes in taxation, could impact the operation of ETFs.

■	Government Money Market Funds Risk. Investments in government money market funds are subject to interest rate risk, credit risk, and market risk. Although a government money market fund seeks to preserve the value of the fund’s investment at $1.00 per share, at times, the share price of government money market funds may fall below the $1.00 share price, especially during periods of high redemption pressures, illiquid markets, and/or significant market volatility. Extremely low or negative interest rates may become more prevalent, which could make it difficult for a government money market fund to maintain a stable $1.00 per share net asset value without financial support from its sponsor or other persons.

Prepayment and Extension Risk
Prepayment and extension risk is the risk that a bond or other fixed-income security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be prepaid as expected. When interest rates fall, borrowers will generally repay the loans that underlie certain debt securities, especially mortgage-related and other types of asset-backed securities, more quickly than expected, causing the issuer of the security to repay the principal or otherwise call, convert or redeem the security prior to the security ‘s expected maturity date. If this occurs, no additional interest will be paid on the investment, and the Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment. Any of these may result in a reduced yield to the Fund. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Prepayments could also create capital gains tax liability in some instances.
Conversely, extension risk is the risk that, as a result of higher interest rates or other factors, borrowers decrease prepayments. This may result in the extension of a security’s effective maturity, increase the risk of default or delayed payment, heighten interest rate risk and increase the potential for a decline in an

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investment’s price. A rise in interest rates or lack of refinancing opportunities can cause the fund’s average maturity to lengthen unexpectedly. This would increase the fund’s sensitivity to rising rates and its potential for price declines. In addition, as a consequence of a decrease in prepayments, the amount of principal available to the Fund for investment would be reduced. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the Fund may be unable to capitalize on securities with higher interest rates or wider spreads. Extensions of obligations could cause the Fund to exhibit additional volatility and hold securities paying lower-than-market rates of interest. Either case could hurt the Fund’s performance.

Redemption Risk
The  Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or a depressed value. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Fund’s performance. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. The risk of loss is also greater if redemption requests are frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to sell are illiquid. The ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities or otherwise to “make a market” in debt securities may also be reduced. These factors, along with an inability to find a ready buyer, or legal restrictions on a security’s resale, may result in decreased liquidity and increased volatility in the fixed-income markets, and heightened redemption risk. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. During periods of heavy redemptions, the Fund may borrow funds through the interfund credit facility, or from a bank line of credit, which may increase costs. The sale of assets to meet redemption requests may create net capital gains or losses, which could cause the Fund to have to distribute substantial capital gains.

Reliance on Corporate Management and Financial Reporting  Risk
The   sub-advisor may select investments for the Fund on the basis of information and data made directly available to the sub-advisor by the issuers of securities or through sources other than the issuers such as collateral pool servicers. The sub-advisor has no ability to independently verify such information and data and is therefore dependent upon the integrity of the management of these issuers and of such servicers and the financial and collateral performance reporting processes in general. Information and data provided regarding a particular issuer may not necessarily contain information that the sub-advisor normally considers when evaluating the investment prospects of a company. Investors, such as the Fund, can incur material losses as a result of corporate mismanagement, fraud and accounting irregularities.

Restricted Securities Risk
Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), or in non-U.S. markets pursuant to similar regulations, including “Section 4(a)(2)” securities and “Rule 144A” securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. The prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets, or may have to be held for a certain time period before they can be resold. The Fund may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Fund believes is its fair market value. A restricted security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration. If, during such a delay, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the security.

Secured, Partially Secured and Unsecured Obligation Risk
Debt obligations may be secured, partially secured or unsecured. Debt obligations that are secured with specific collateral of the borrower provide the holder with a claim on that collateral in the event that the borrower does not pay scheduled interest or principal that is senior to that held by any unsecured creditors, subordinated debt holders and stockholders of the borrower. Obligations that are fully secured offer the  Fund more protection than a partially secured or unsecured obligation in the event of such non-payment of scheduled interest or principal.

Interests in secured obligations have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. However, there is no assurance that the liquidation of collateral from a secured obligation would satisfy the borrower’s obligation, or that the collateral can be liquidated. Furthermore, there is a risk that the value of any collateral securing an obligation in which the  Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the obligation. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, the  Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. In addition, the collateral securing the obligation may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the  Fund may not have priority over other creditors as anticipated. Further, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the  Fund has an interest.

If an obligation in which the  Fund invests, such as a secured loan, is foreclosed, the  Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and as a creditor would likely bear its pro rata costs and liabilities associated with owning and holding or disposing of the collateral. The collateral may be difficult to sell, and the  Fund would bear the risk that the collateral may decline in value while the  Fund is holding it.

Some obligations in which the  Fund may invest are only partially-secured or are unsecured. Unsecured debt, including senior unsecured and subordinated debt, will not be secured by any collateral, and will be effectively subordinated to a borrower’s secured indebtedness (to the extent of the collateral securing such indebtedness). With respect to unsecured obligations, the  Fund lacks any collateral on which to foreclose to satisfy its claim in whole or in part. Such instruments generally have greater price volatility than that of fully secured holdings and may be less liquid. There is a possibility that originators will not be able to sell participations in unsecured bank loans. Because loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, through which the Fund would become a part lender, difficulty on the part of originators in selling participations could limit the number of parties participating and create greater credit risk exposure for the holders of such loans.

Securities Selection Risk
Securities selected for the Fund may decline substantially in value or may not perform to expectations. Judgments about the attractiveness, value and anticipated price movements of a security or asset class may be incorrect, and there is no guarantee that securities will perform as anticipated. The value of a security can be more or less volatile than the market as a whole, and the  Fund’s strategy may fail to produce the intended results.  It may not be possible to predict, or to hedge against, a widening in the yield spread of the securities selected for the  Fund. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Prospectus – Additional Information About the Fund17

Unrated Securities Risk
Because the  Fund may purchase securities that are not rated by any rating organization, the  sub-advisor, after assessing their credit quality, may internally assign ratings to certain of those securities, in categories of those similar to those of rating organizations. Investing in unrated securities involves the risk that the  sub-advisor may not accurately evaluate the security’s comparative credit rating. To the extent that the  Fund invests in unrated securities, the  Fund’s success in achieving its investment objective  may depend more heavily on the  sub-advisor’s credit analysis than if the  Fund invested exclusively in rated securities. Less public information is typically available about unrated securities or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the  Fund might have difficulty selling them promptly at an acceptable price. Unrated securities may also be subject to greater liquidity risk and price volatility.

U.S. Government Securities and Government-Sponsored Enterprises Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the stated interest rate and face value at maturity, not its current market price. The market prices for such securities are not guaranteed and will fluctuate with changes in interest rates and the credit rating of the U.S. government. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to the Fund. Investments in securities issued by government-sponsored enterprises, such as Fannie Mae, Freddie Mac, FHLB, FFCB and GNMA, are debt obligations issued by agencies and instrumentalities of the U.S. government. These obligations vary in the level of support they receive from the U.S. government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of GNMA; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the FHLB or the FFCB; (iii) supported by the discretionary authority of the U.S. government to purchase the agency obligations, such as those of Fannie Mae and Freddie Mac; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, to the extent the Fund holds securities of such issuer, it might not be able to recover its investment from the U.S. government. U.S. government securities and securities of government-sponsored enterprises are also subject to credit risk, interest rate risk and market risk. The rising U.S. national debt may lead to adverse impacts on the value of U.S. government securities due to potentially higher costs for the U.S. government to obtain new financing. The maximum potential liabilities of the issuers of some securities issued by the U.S. government or government-sponsored enterprises that are held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury, and it is possible that these issuers may not have the funds to meet their payment obligations in the future.

Valuation Risk
This is the risk that a security may be valued at a price different from the price at which it can be sold. This risk may be especially pronounced for investments that may be illiquid or may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. The valuation of the Fund’s investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, SEC rules and applicable accounting protocols may require the  valuation of these investments using more subjective methods, such as fair-value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by others for the same investment. Investors who purchase or redeem Fund shares on days when the  Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the securities had not been fair valued or a different valuation methodology had been used. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the  Fund determines its NAV.

Variable and Floating Rate Securities Risk
The coupons on variable and floating rate securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. Variable and floating rate securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on variable and floating rate securities typically decrease. Alternatively, during periods of rising short-term interest rates, the coupons on variable and floating rate securities typically increase. Changes in the coupons of variable and floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline. Thus, investing in variable and floating rate instruments generally allows less opportunity for capital appreciation and depreciation than investing in instruments with a fixed interest rate. Variable and floating rate securities are less effective than fixed rate securities at locking in a particular yield and may be subject to credit risk. Certain types of floating rate instruments may also be subject to greater liquidity risk than other debt securities.

Additional Information About Performance Index

The Fund’s annual total return is compared to the Credit Suisse Leveraged Loan Index. Set forth below is additional information regarding the index to which the Fund’s performance is compared.

■	The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the US dollar-denominated leveraged loan market. New loans are added to the index on their effective date if they qualify according to the following criteria: Loans must be rated “5B” or lower; only fully- funded term loans are included; the tenor must be at least one year; and the Issuers must be domiciled in developed countries (Issuers from developing countries are excluded). Fallen angels are added to the index subject to the new loan criteria. Loans are removed from the index when they are upgraded to investment grade, or when they exit the market (for example, at maturity, refinancing or bankruptcy workout). Note that issuers remain in the index following default. Total return of the index is the sum of three components: principal, interest, and reinvestment return. The cumulative return assumes that coupon payments are reinvested into the index at the beginning of each period.

Fund Management

The Manager

AMERICAN BEACON ADVISORS, INC. (the “Manager”) serves as the Manager and administrator of the Fund. The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, is an indirect wholly-owned subsidiary of  Resolute Investment  Holdings, LLC (“RIH”), which is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P.

On July 11, 2023, (i) RIH, Resolute Investment Managers, Inc. (“RIM”) and certain of their affiliates, and (ii) the current owners of approximately 93% of RIH (the “Current Ownership Group”) entered into a transaction agreement with certain creditors of RIM (the “Lender Group”) pursuant to which (i) all equity interests in RIH would be cancelled, (ii) new equity interests would be issued to members of the Lender Group, and (iii) the existing credit agreements between RIM and the Lender Group would be terminated and a new credit agreement would be executed (“Transaction”). The Lender Group consists of various institutional investment funds (“New Ownership Group”) that are managed by financial institutions and other investment advisory firms. The address of the New Ownership Group will be 220 East Las Colinas Boulevard, Suite 1200, Irving, TX 75039.

18Prospectus – Fund Management

Upon the closing of the Transaction, the Manager will be wholly-owned indirectly by the New Ownership Group, rather than the Current Ownership Group. The Transaction is expected to close in the fourth calendar quarter of 2023, subject to the satisfaction of certain closing conditions. The Transaction will result in a change of control of the Manager and the termination of the Fund’s management and investment advisory agreements (the “Current Management Agreement” and “Current Investment Advisory Agreement,” respectively). The Board has approved a new management agreement with the Manager (the “New Management Agreement”) and a new investment advisory agreement among the Manager, the  sub-advisor and American Beacon Funds, on behalf of the  Fund  (the “New Investment Advisory Agreement”), that would become effective upon the closing of the Transaction. A meeting of the shareholders of the Fund as of July 31, 2023, has been called to consider the New Management Agreement and such other matters as may properly come before the meeting. In advance of the meeting, proxy materials were sent to those shareholders regarding the New Management Agreement. There are no anticipated changes in the services provided by the Manager or the sub-advisor or in the fee rates charged by the Manager or the sub-advisor to the Fund.

The Manager was organized in 1986 to provide investment management, advisory, and administrative services. The Manager is registered as an investment adviser under the Advisers Act. The Manager, on behalf of the Fund, has filed a notice claiming the CFTC Regulation 4.5 exclusion from registration as a CPO under the Commodity Exchange Act, and the Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Fund.

For the fiscal year ended August 31, 2023, the Fund paid aggregate management fees to the Manager and investment advisory fees to its sub-advisor of 0.59% of the Fund’s average daily net assets, net of any waivers and recoupments of management fees and sub-advisory fees.

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 10% of such loan fees. The SEC has granted exemptive relief that permits the Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

As of the date of this Prospectus, the Fund does not intend to engage in securities lending activities.

A discussion of the Board’s consideration and approval of the Current Management Agreement, the New Management Agreement and the New Investment Advisory Agreement is available in the Fund’s Annual Shareholder Report for the fiscal year ended August 31, 2023. A discussion of the Board’s consideration and approval of the Current Investment Advisory Agreement is available in the Fund’s Semi-Annual Shareholder Report for the period ended February 28, 2023.

The Manager has contractually agreed to waive fees and/or reimburse expenses of each share class of the Fund to the extent that Total Annual Fund Operating Expenses exceed a percentage of that class’ average daily net assets (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) through December 31, 2024 as follows:

Contractual Expense Limitations

American Beacon Fund	A Class	C Class	Y Class	R5 Class	Investor Class	SP Class
American Beacon FEAC Floating Rate Income Fund	1.09%	1.86%	0.88%	0.82%	1.16%	1.08%

The Manager will itself waive fees and/or reimburse expenses of the Fund to maintain the contractual expense ratio caps for each applicable class of shares or make arrangements with other service providers to do so. The contractual expense reimbursement and fee waiver by the Manager can be changed or terminated only in the discretion and with the approval of a majority of the Fund’s Board. The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of the Fund. The Board has approved a policy whereby the Manager may seek repayment for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of recoupment.

The Sub-Advisor

Set forth below is a brief description of the sub-advisor and the portfolio managers with joint and primary responsibility for the day-to-day management of the Fund. The Fund’s SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership in the Fund and their compensation.

First Eagle Alternative Credit, LLC (“FEAC’’), 500 Boylston St., 12th Floor, Boston, MA 02116, is a registered investment advisor and serves as the sub-advisor to the Fund. FEAC, a Delaware limited liability company, is wholly owned by First Eagle Investment Management, LLC (“FEIM,” and together with FEAC, “First Eagle”). FEIM is a subsidiary of First Eagle Holdings, Inc. (“FE Holdings”). A controlling interest in FE Holdings is owned by BCP CC Holdings L.P., a Delaware limited partnership (“BCP CC Holdings”). BCP CC Holdings GP L.L.C., a Delaware limited liability company, is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. (“BCP VI”) and Corsair IV Financial Services Capital Partners L.P. (“Corsair IV”). BCP VI and Corsair IV are indirectly controlled by Blackstone Inc. (“Blackstone”) and Corsair Capital LLC (“Corsair”), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in FE Holdings through BCP CC Holdings. As of August 31, 2023, FEAC had approximately $21.1 billion assets under management.

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with FEAC pursuant to which the Fund has agreed to pay FEAC an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets equal to 0.30% on the first $2 billion, and 0.25% on the Fund’s assets in excess of $2 billion.

James Fellows, CFA Mr. Fellows is the chief investment officer of FEAC and head of its Tradable Credit team. He also serves on the firm’s global investment committee and the investment committees of both its Tradable Credit and Direct Lending platforms. Mr. Fellows became part of First Eagle in 2020 upon FEIM’s acquisition of THL Credit Advisors, LLC (“THL Credit”), which he had joined in 2012. At THL Credit, Mr. Fellows served as Chief Investment Officer and Co-Head of the Tradable Credit platform. Previously, Mr. Fellows was co-head of the alternative credit strategies group at McDonnell Investment Management, where he helped establish and manage three cash flow CLOs, a leveraged loan opportunity fund, an unleveraged fund and a separate account. Before that, he was a senior vice president at Columbia Management Advisors, where he served as co-portfolio manager for two continuously offered closed-end funds and four structured product vehicles from inception, including two CLOs. Prior to that, Mr. Fellows was a senior credit analyst in the bank loan investment group at Van Kampen Investments, where he also served as a credit analyst for high yield bonds and privately placed mezzanine bonds and was responsible for training junior credit analysts for the firm’s bank loan and high yield groups. Mr. Fellows earned a BS in economics and finance from the University of Nebraska. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

Prospectus – Fund Management19

Robert Hickey Mr. Hickey is a senior managing director and deputy chief investment officer on FEAC’s Tradable Credit team. Mr. Hickey also serves on the firm’s global investment committee and the investment committees of both its Tradable Credit and Direct Lending platforms. Mr. Hickey became part of First Eagle in 2020 upon FEIM’s acquisition of THL Credit, which he had joined in 2012. At THL Credit, Mr. Hickey served as a managing director and senior portfolio manager. Previously, he was a senior credit analyst/senior portfolio manager in the alternative credit strategies group of McDonnell Investment Management. Before that, Mr. Hickey worked at Invesco Funds, where he served as a portfolio manager for two Invesco funds; in addition, he co-managed the fixed income components of several subadvised funds. During this time, Mr. Hickey also maintained primary credit coverage of the energy, gaming, metals/mining, media/entertainment and paper/forest products sectors of the high yield market. Before that, Mr. Hickey was the director of corporate bonds for Van Kampen Investments and a senior portfolio manager for several of the firm’s high yield and high-grade corporate bond portfolios; at Van Kampen he also was responsible for the management of an annuity company for OakRe Life/Xerox Financial Services Life Insurance. Mr. Hickey earned a BA from the University of Wisconsin and an MBA from the Kellogg School of Management at Northwestern University.

Steve Krull, CFA Mr. Krull is a managing director and head of trading for FEAC’s Tradable Credit team and also serves on its Tradable Credit investment committee. Mr. Krull became part of First Eagle in 2020 upon FEIM’s acquisition of THL Credit, which he had joined in 2012. At THL Credit, Mr. Krull served as a managing director and head trader. Previously, he was a portfolio manager/head trader of the alternative credit strategies group at McDonnell Investment Management. Before that, Mr. Krull was a member of the bank loan asset management group at Columbia Management Advisors, serving in various roles including bank loans trader responsible for day-to-day cash management and trading activity of the group’s two mutual funds and four structured products with assets totaling $2.7 billion. He earned a BA in economics from Illinois Wesleyan University. Mr. Krull holds the Chartered Financial Analyst designation and is a member of the CFA Institute and CFA Society of Chicago.

Brian Murphy Mr. Murphy is a managing director and senior portfolio manager and member of the Tradable Credit investment committee. He is also head of capital markets across the firm’s Tradable Credit and Direct Lending platforms. Mr. Murphy became part of First Eagle in 2020 upon FEIM’s acquisition of THL Credit, which he had joined in 2012. At THL Credit, Mr. Murphy served as a senior portfolio manager and head of capital markets. Previously, Mr. Murphy was a senior credit analyst/senior portfolio manager in the alternative credit strategies group of McDonnell Investment Management. Before that, he was a senior credit analyst covering telecommunications, media/broadcasting and the cable industries in the bank loan asset management group at Columbia Management Advisors. Earlier in his career, Mr. Murphy was employed by Van Kampen Investments as an assistant portfolio manager for a Van Kampen fund. Mr. Murphy earned a BA in finance from Loras College.

Prior Performance of Similar Accounts
FEAC maintains a composite (the “Composite”) of all accounts, including a commingled vehicle and several unlevered separately managed accounts, that have been managed by FEAC since October 1, 2009 using substantially similar investment objectives, policies and strategies as those of the Fund. The Fund is not included in the Composite because it was not managed by FEAC until December 31, 2022, at which time its portfolio reflected investments selected by its prior sub-advisor. On January 31, 2020, FEIM acquired THL Credit and the investment adviser’s name was changed to First Eagle Alternative Credit, LLC. The performance information has been provided by FEAC and includes a comparison of the Composite’s returns to those of a broad-based market index, which is the Fund’s benchmark index and was the benchmark index of the Fund’s predecessor, for the periods indicated.

The performance of the Composite does not represent the historical performance of the Fund. The other accounts in the Composite are separate and distinct from the Fund, and the performance of the Composite should not be considered indicative of the past or future performance of the Fund, nor should it be considered a substitute for the Fund’s performance. Results may differ because of, among other things, differences in trading expenses, account expenses, including management fees, the size of positions taken in relation to account size, the diversification of securities, the timing of purchases and sales, and the availability of cash for new investments. In addition, the accounts included in the Composite are not registered mutual funds and are not subject to the same types of expenses as the Fund, nor have they been subject to certain investment limitations, diversification requirements or other restrictions imposed by the Investment Company Act and the Internal Revenue Code which, if applicable, may have adversely affected the performance results of the other accounts, and thus of the Composite. Notwithstanding these differences, the accounts in the Composite and the Fund are substantially similar from an investment perspective. The Composite includes all accounts managed by FEAC with substantially similar investment objectives, policies, and strategies as those of the Fund, and the portfolio managers who are jointly and primarily responsible for the day-to-day management of the accounts in the Composite are also jointly and primarily responsible for the day-to-day management of the Fund.

The performance of the Composite is shown net of FEAC’s maximum annual advisory fee of 0.50%, but gross of any applicable sales loads or charges. Advisory fees are the only fees FEAC charged to accounts included in the Composite. The performance of the Composite is also shown net of trading expenses and other direct and indirect expenses. The performance of the Composite has not been adjusted to reflect the expenses of the Fund. The Fund’s total annual operating expenses, both before and after fee waiver and/or expense reimbursement, are higher than the highest total fees and expenses charged to the accounts in the Composite. If the Fund’s higher expenses were reflected for the accounts in the Composite, the Composite performance presented would be lower. The Composite’s rate of return includes the reinvestment of all income and is net of withholding taxes.

The Composite’s performance is calculated using a methodology that incorporates the time-weighted rate of return, which takes into account the timing of cash flows. The calculation method for the Composite return differs from the standardized SEC method for calculating performance for registered investment companies and may result in an average annual total return that may be different than that derived from the SEC’s standard methodology. The SEC standardized total return is calculated using a standard formula that uses the average annual total return assuming reinvestment of dividends and distributions and deduction of sales loads or charges.

Average Annual Returns As of December 31, 2022	1-year	3-year*	5-year*	10-year*	Since Inception*
Composite (net of fees)	-3.19%	1.50%	2.40%	3.65%	5.35%
Credit Suisse Leveraged Loan Index	-1.06%	2.34%	3.24%	3.78%	4.71%
*	Annualized.

Calendar Year Returns for Years Ended December 31	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
Composite (net of fees)	7.87%	2.81%	0.73%	9.08%	4.31%	0.52%	7.10%	2.10%	5.78%	-3.19%
Credit Suisse Leveraged Loan Index	6.15%	2.06%	-0.38%	9.88%	4.25%	1.14%	8.17%	2.78%	5.40%	-1.06%

The calendar year-to-date total return of the Composite as of September 30, 2023 was 9.04%. The calendar year-to-date total return of the Credit Suisse Leveraged Loan Index as of September 30, 2023 was 9.91%.

20Prospectus – Fund Management

Valuation of Shares

The price of the  Fund’s shares is based on its NAV. The  Fund’s NAV per share is computed by adding total assets, subtracting all of the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV per share of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the NYSE, which is typically 4:00 p.m. Eastern Time. However, if trading on the NYSE closes at a time other than 4:00 p.m. Eastern Time, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. The price of debt securities generally is determined using pricing services or quotes obtained from broker/dealers who may consider a number of inputs and factors, such as comparable characteristics, yield curve, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flow. Investments in other mutual funds are valued at the closing NAV per share of the mutual funds on the day of valuation. Equity securities, including shares of closed-end funds and ETFs, are valued at the last sale price or official closing price.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the exchange rates as of 4:00 p.m. Eastern Time will normally be used.

Rule 2a-5 under the Investment Company Act establishes requirements for determining fair value in good faith for purposes of the Investment Company Act, including related oversight and reporting requirements. The rule also defines when market quotations are “readily available” for purposes of the Investment Company Act, the threshold for determining whether a Fund must fair value a security.

Among other things, Rule 2a-5 permits a Fund’s board to designate the Fund’s primary investment adviser as “valuation designee” to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the registered investment company’s board receives the information it needs to oversee the investment adviser’s fair value determinations. The Board has designated the Manager as valuation designee under Rule 2a-5 to perform fair value functions in accordance with the requirements of Rule 2a-5.

Securities may be valued at fair value, as determined in good faith and pursuant to the Manager’s procedures. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as for fixed income securities and when: (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV per share, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger capitalization companies. Securities may be fair valued as a result of significant events occurring after the close of the foreign markets in which it invests. In addition, the Fund may invest in illiquid securities requiring these procedures.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. You may view the Fund’s most recent NAV per share at www.americanbeaconfunds.com by clicking on ‘‘Quick Links’’ and then ‘‘Daily NAVs.’’

About Your Investment

Choosing Your Share Class

The  Fund offers various classes of shares. Each share class of the  Fund represents an investment in the same portfolio of securities for the Fund, but each class has its own expense structure and combination of purchase restrictions, sales charges and ongoing fees, allowing you to choose the class that best fits your situation.

Factors you should consider when choosing a class of shares include:

■	How long you expect to own the shares;

■	How much you intend to invest;

■	Total expenses associated with owning shares of each class;

■	Whether you qualify for any reduction or waiver of sales charges;

■	Whether you plan to take any distributions in the near future; and

■	Availability of share classes.

Each investor’s financial considerations are different. You should speak with your financial professional to help you decide which share class is best for you.

A Class Charges and Waivers

The table below shows the amount of sales charges you will pay on purchases of A Class shares of the Fund both as a percentage of offering price and as a percentage of the amount you invest. The sales charge differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. If you invest more, the sales charge will be lower.

Any applicable sales charge will be deducted directly from your investment. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the table below. Shares acquired through reinvestment of dividends or other distributions are not subject to a front-end sales charge. You may qualify for a reduced sales charge or the sales charge may be waived as described below in ‘‘A Class Sales Charge Reductions and Waivers.’’

Prospectus – About Your Investment21

Amount of Sale/Account Value	As a % of Offering Price	As a % of Investment	Dealer Commission as a % of Offering Price
Less than $100,000	2.50%	2.56%	1.75%
$100,000 but less than $250,000	1.50%	1.52%	1.00%
$250,000 and above	0.00%†	0.00%†	††
†	No initial sales charge applies on purchases of $250,000 or more. A CDSC of 0.50% of the offering price will be charged on purchases of $250,000 or more that are redeemed in whole or in part within eighteen (18) months of purchase.
††	See “Dealer Concessions on A Class Purchases Without a Front-End Sales Charge.”

The Distributor retains any portion of the commissions that are not paid to financial intermediaries to solely pay distribution-related expenses. This information is available, free of charge, on the Fund’s website. Please visit www.americanbeaconfunds.com. You may also call 1-800-658-5811 or consult with your financial professional.

A Class Sales Charge Reductions and Waivers

A shareholder may qualify for a waiver or reduction in sales charges under certain circumstances. To receive a waiver or reduction in your A Class sales charge, you must advise the Fund’s transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of purchase. If you, or your financial intermediary, do not let the Fund’s transfer agent know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. This information is available, free of charge, on the Fund’s website. Please visit www.americanbeaconfunds.com. You may also call 1-800-658-5811 or consult with your financial professional.

Waiver of Sales Charges

There is no sales charge if you invest $250,000 or more in A Class shares of the Fund.

Sales charges also may be waived for certain shareholders or transactions, such as:

■	The Manager or its affiliates;

■	Present and former directors, trustees, officers, employees of the Manager, the Manager’s parent company, and the American Beacon Funds (and their ‘‘immediate family’’ as defined in the SAI), and retirement plans established by them for their employees;

■	Registered representatives or employees of intermediaries that have selling agreements with the Fund;

■	Shares acquired through merger or acquisition;

■	Insurance company separate accounts;

■	Employer-sponsored retirement plans;

■	Dividend reinvestment programs;

■	Purchases through certain fee-based programs under which investors pay advisory fees that may be offered through selected registered investment advisers, broker-dealers, and other financial intermediaries;

■	Shareholders that purchase the Fund through a financial intermediary that offers our A Class shares uniformly on a ‘‘no load’’ (or reduced load) basis to you and all similarly situated customers of the intermediary in accordance with the intermediary’s prescribed fee schedule for purchases of fund shares;

■	Mutual fund shares exchanged from an existing position in the same fund as part of a share class conversion instituted by an intermediary; and

■	Reinvestment of proceeds within 90 days of a redemption from A Class account (see Redemption Policies for more information).

The availability of A Class shares sales charge waivers may depend upon the policies, procedures, and trading platform of your financial intermediary.

Reduced Sales Charges

Under a “Rights of Accumulation Program,” a “Letter of Intent” or through “Concurrent Purchases” you may be eligible to buy A Class shares of the Fund at the reduced sales charge rates that would apply to a larger purchase. The Fund reserves the right to modify or to cease offering these programs at any time.

This information is available, free of charge, on the Fund’s website. Please visit www.americanbeaconfunds.com. You may also call 1-800-658-5811 or consult with your financial professional.

Dealer Concessions on A Class Purchases Without a Front-End Sales Charge

Brokers who initiate and are responsible for purchases of $250,000 or more of A Class shares of the Fund may receive a dealer concession from the Fund’s Distributor of 0.50% of the offering price. If a client or broker is unable to provide account verification on purchases of $250,000 or more, the dealer concession will be forfeited by the broker and front-end sales loads will apply. Dealer concessions will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge or dealer concession. Dealer concessions will be paid only on eligible purchases where the applicability of the CDSC can be monitored. Purchases eligible for sales charge waivers as described under ‘‘A Class Sales Charge Reductions and Waivers’’ are not eligible for dealer concessions on purchases of $250,000 or more.

Rights of Accumulation Program

Under the Rights of Accumulation Program, you may qualify for a reduced sales charge for A Class shares by aggregating all of your investments held in certain accounts (‘’Qualified Accounts’’). The following Qualified Accounts holding any share class of the American Beacon Funds may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

■	Accounts owned by you, your spouse or your minor children under the age of 21, including trust or other fiduciary accounts in which you, your spouse or your minor children are the beneficiary;

■	UTMAs/UGMAs;

■	IRAs, including traditional, Roth, SEP and SIMPLE IRAs; and

■	Coverdell Education Savings Accounts or qualified 529 plans.

A fiduciary can apply a right of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts.

You must notify your financial intermediary, or the  Fund’s transfer agent, in the case of shares held directly with the Fund, at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program. In addition, you must provide either a list of account numbers or copies of account statements verifying your qualification. You may combine the historical cost or current market value, as of the day prior to your additional American Beacon Funds’ purchase (whichever is higher) of your existing American Beacon Funds mutual fund with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and

22Prospectus – About Your Investment

other distributions. If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your financial intermediary may not maintain this information.

If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current market value of your existing American Beacon Funds mutual fund investment with the amount of your current purchase in order to take advantage of the reduced sales charge. You or your financial intermediary must notify the Fund’s transfer agent at the time of purchase that a purchase qualifies for a reduced sales charge and provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, the financial intermediary or the Fund’s transfer agent will calculate the combined value of all of your Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Letter of Intent

If you plan to invest at least $50,000 (excluding any reinvestment of dividends and other distributions) during the next 13 months in any class of the Fund, you may qualify for a reduced sales charge for purchases of A Class shares by completing the Letter of Intent section of your account application.

A Letter of Intent indicates your intent to purchase at least $50,000 in any class of the American Beacon Funds over the next 13 months in exchange for a reduced A Class sales charge indicated on the above tables. The minimum initial investment under a Letter of Intent is $2,500. You are not obligated to purchase additional shares if you complete a Letter of Intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your account. If you have purchased shares of any American Beacon mutual fund within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

Concurrent Purchases

You may combine simultaneous purchases in shares of any of the American Beacon Funds to qualify for a reduced charge.

CDSC — A Class Shares

Unless a waiver applies, investors who purchase $250,000 or more of A Class shares of the Fund (and, thus, pay no initial sales charge) will be subject to a 0.50% CDSC if those shares are redeemed within 18 months after they are purchased. The CDSC does not apply if you are otherwise eligible to purchase A Class shares without an initial sales charge or are eligible for one of the waivers described herein or in the SAI.

CDSC — C Class Shares

If you redeem C Class shares within 12 months of purchase, you may be charged a CDSC of 1%. The CDSC generally will be deducted from your redemption proceeds. In some circumstances, you may be eligible for one of the waivers described herein or in the SAI. You must advise the transfer agent of your eligibility for a waiver when you place your redemption request.

How CDSCs will be Calculated

The amount of the CDSC will be based on the market value of the redeemed shares at the time of the redemption or the original purchase price, whichever is lower. Because of the rounding of the calculation in determining the CDSC, you may pay more or less than the indicated rate. Your CDSC holding period is based upon the date of your purchase. The CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. A CDSC is not imposed on any increase in NAV per share over the initial purchase price or shares you received through the reinvestment of dividends or other distributions.

To keep your CDSC as low as possible, each time you place a request to sell shares, the Fund(s) will redeem your shares in the following order:

■	shares acquired by the reinvestment of dividends or other distributions;

■	other shares that are not subject to the CDSC;

■	shares held the longest during the holding period.

Waiver of CDSCs — A and C Class Shares

A shareholder may qualify for a CDSC waiver under certain circumstances. To have your CDSC waived, you must advise the Fund’s transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of redemption. If you or your financial intermediary do not let the Fund’s transfer agent know that you are eligible for a waiver, you may not receive a waiver to which might otherwise be otherwise entitled.

The CDSC may be waived if:

■	The redemption is due to a shareholder’s death or post-purchase disability;

■	The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value;

■	The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to the termination of the plan or the transfer of the plan to another financial institution;

■	The redemption is for a “required minimum distribution” from a traditional IRA as determined by the Internal Revenue Service;

■	The redemption is due to involuntary redemptions by the Fund as a result of your account not meeting the minimum balance requirements, the termination and liquidation of the Fund, or other actions;

■	The redemption is from accounts for which the broker-dealer of record has entered into a written agreement with the Distributor (or Manager) allowing this waiver;

■	The redemption is to return excess contributions made to a retirement plan; or

■	The redemption is to return contributions made due to a mistake of fact.

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

Information regarding CDSC waivers for A and C Class shares is available, free of charge, on the  Fund’s website. Please visit www.americanbeaconfunds.com. You may also call 1-800-658-5811 or consult with your financial professional.

Prospectus – About Your Investment23

Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges). Such intermediary-specific sales charge variations are described in Appendix A to this Prospectus, entitled “Intermediary Sales Charge Discounts, Waivers and Other Information.” Appendix A is incorporated herein by reference (is legally a part of this Prospectus).

In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders may have to purchase Fund shares through another intermediary to receive these waivers or discounts. This information is available, free of charge, on the Fund’s website. Please visit www.americanbeaconfunds.com. You may also call 1-800-658-5811 or consult with your financial professional.

Conversion of C Class Shares to A Class Shares

C Class shares convert automatically into A Class shares eight (8) years after the initial date of purchase or, if you acquired your C Class shares through an exchange or conversion from another share class, eight (8) years after the date you acquired your C Class shares, provided the conversion is available through your financial intermediary. When C Class shares that you acquired through a purchase or exchange convert to A Class shares, any other C Class shares that you purchased with reinvested dividends and distributions also will convert into A Class shares on a pro rata basis. A different holding period may also apply depending on your intermediary. Certain financial intermediaries may not make this conversion available to their clients. Please see “Appendix A—Intermediary Sales Charge Discounts, Waivers and Other Information” in this Prospectus, or contact your financial intermediary for additional information.

Purchase and Redemption of Shares

Eligibility

The A Class, C Class, Y Class, R5 Class, Investor Class, and SP Class shares offered in this Prospectus are available to eligible investors who meet the minimum initial investment. American Beacon Funds do not accept accounts registered to foreign individuals or entities, including foreign correspondent accounts. The Fund does not conduct operations and is not offered for purchase outside of the United States.

Subject to your eligibility, as described below, you may invest in the Fund through intermediary organizations, such as broker-dealers, insurance companies, plan sponsors, third party administrators, and retirement plans. As described below, the Manager may allow certain individuals to invest directly in the Fund in its sole discretion.

If you are eligible and invest directly with the Fund, the fees and policies with respect to the Fund’s shares that are outlined in this Prospectus are set by the Fund. The Manager and the Fund are not responsible for determining the suitability of the Fund or a share class for any investor.

Because in most cases it is more advantageous for investors using an intermediary to purchase A Class shares than C Class shares for amounts of $250,000 or more, the Fund will decline a request to purchase C Class shares for $250,000 or more.

If you invest through a financial intermediary, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy, sell and exchange shares of the Fund. If you establish an account through a financial intermediary, the investment minimums described in this section may not apply. Investors investing in the Fund through a financial intermediary should consult with their financial intermediary to ensure they obtain any proper ‘‘breakpoint’’ discount and all information regarding the differences between available share classes. Your broker-dealer or financial intermediary also may charge fees that are in addition to those described in this Prospectus. Please contact your intermediary for information regarding investment minimums, how to purchase and redeem shares and applicable fees.

Minimum Investment Amount by Share Class

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$ 250
SP	$1,000	$50	None
A, Investor	$2,500	$50	$ 250
Y	$100,000	$50	None
R5	$250,000	$50	None

SP Class shares are offered to retail investors who invest directly through a financial intermediary, such as a broker, or through employee-directed benefit plans and were formerly shareholders of the Investor Class shares of the Sound Point Floating Rate Income Fund prior to its reorganization into the American Beacon FEAC Floating Rate Income Fund, which, at the time of the reorganization, was known as the American Beacon Sound Point Floating Rate Income Fund.

The Manager may allow a reasonable period of time after opening an account for a Y Class or R5 Class investor to meet the initial investment requirement. In addition, for investors such as trust companies and financial professionals who make investments for a group of clients, the minimum initial investment can be met through aggregated purchase orders for more than one client.

Opening an Account

You may open an account through a retirement plan, an investment professional, a broker-dealer, or other financial intermediary. Please contact your financial intermediary for more information on how to open an account. Shares you purchase through your broker-dealer will normally be held in your account with that firm.

Direct mutual fund accounts are not available to new shareholders. Existing direct mutual fund account shareholders may continue to buy or sell shares through their existing direct mutual fund accounts, but will not be able to open new direct mutual fund accounts. The Manager may allow the following individuals or entities to open new direct mutual fund accounts in its sole discretion: (i) corporate accounts, (ii) employees of the Manager, or its direct parent company, Resolute Investment Managers, Inc., and its affiliates and subsidiaries, (iii) employees of a sub-advisor to a fund in the American Beacon Funds Complex, (iv) members of the Board, (v) employees of Kelso & Company, L.P. or Estancia Capital Management, LLC, the Manager’s indirect parent companies, and (vi) members of the Manager’s Board of Directors.

24Prospectus – About Your Investment

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be asked for information that will allow the Fund or your financial institution to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, and taxpayer identification numbers on the account or other documentation. The Fund is required by law to reject your new account application if the required identifying information is not provided.

The  Fund reserves the right to liquidate a shareholder’s account at the current day’s NAV per share and remit proceeds via check if the Fund or a financial institution  is unable to verify the shareholder’s identity within three days of account opening.

Purchase Policies

Shares of the Fund are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the NYSE (whichever comes first) on each day on which the NYSE is open for business. If a purchase order is received by the Fund in good order prior to the Fund’s deadline, the purchase price will be the NAV per share next determined on that day, plus any applicable sales charges. A purchase order is considered to be received in good order when it complies with all of the Fund’s applicable policies. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that the Fund is open for business, plus any applicable sales charges. Shares of the Fund will only be issued against full payment, as described more fully in this Prospectus and SAI.

The  Fund has authorized certain third-party financial intermediaries, such as broker-dealers, insurance companies, third-party administrators, and trust companies, to receive purchase and redemption orders on behalf of the  Fund and to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will be priced at the Fund’s next determined NAV per share after receipt by the financial intermediary or its designee. It is the responsibility of your broker-dealer or financial intermediary to transmit orders that will be received by the Fund in proper form and in a timely manner. The Fund is not responsible for the failure of a broker-dealer or financial intermediary to transmit a purchase order in proper form and in a timely manner.

Fund shares may be purchased only in U.S. States and Territories in which they can be legally sold. Prospective investors should inquire as to whether shares of the  Fund are available for offer and sale in their jurisdiction. The Fund reserves the right to refuse purchases if, in the judgment of the Fund, the transaction would adversely affect the Fund and its shareholders. The Fund has the right to reject any purchase order or cease offering any or all classes of shares at any time. The  Fund reserves the right to require payment by wire. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Fund will not accept ‘‘starter’’ checks, credit card checks, money orders, cashier’s checks, or third-party checks.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the Fund or the Manager has incurred. Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Please refer to the section titled ‘‘Frequent Trading and Market Timing’’ for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.

Redemption Policies

If you purchased shares of the Fund through your financial intermediary, please contact your broker-dealer or other financial intermediary to sell shares of the Fund. A sale or redemption of your shares is generally taxable to you. See “Distributions and Taxes – Taxes.”

The redemption price will be the NAV per share next determined after a redemption request is received in good order, minus any applicable CDSC. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first).

Wire proceeds from redemption requests received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first) generally are transmitted to shareholders on the next day the Fund is open for business. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check, ACH, or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to ten days.

You may, within 90 days of redemption, reinvest all or part of the proceeds of your redemption of A or C Class shares of the Fund, without incurring any applicable additional sales charge, in the same class of another American Beacon Fund, by sending a written request and a check to your financial intermediary or directly to the Fund. Reinvestment must be into the same account from which you redeemed the shares or received the distribution. Proceeds from a redemption and all dividend payments and other distributions will be reinvested in the same share class from which the original redemption or distribution was made. Reinvestment will be at the NAV per share next calculated after the Fund receives your request. You must notify the Fund and your financial intermediary at the time of investment if you decide to exercise this privilege.

The Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of the Fund’s investments or determination of its NAV per share is not reasonably practicable; or (iv) by order of the SEC for protection of the Fund’s shareholders.

Although the Fund intends to redeem shares by paying out available cash, cash generated by selling portfolio holdings (including cash equivalent portfolio holdings), or funds borrowed through the   interfund credit facility, or from a bank line of credit, in stressed market conditions and other appropriate circumstances, the Fund reserves the right to pay the redemption price in whole or in part by borrowing funds from external parties or distributing securities or other assets held by the Fund. To the extent that the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

Please refer to the section titled ‘‘Frequent Trading and Market Timing’’ for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.

Exchange Policies

If you purchased shares of the Fund through your financial intermediary, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for the intermediary’s policies to effect an exchange.

Prospectus – About Your Investment25

Shares of any class of the Fund may be  exchanged for  shares of the same class of another American Beacon Fund under certain limited circumstances. Since an exchange involves a concurrent redemption and purchase, please review the sections titled ‘‘Redemption Policies’’ and ‘‘Purchase Policies’’ for additional limitations that apply to redemptions and purchases. There is no front-end sales charge on exchanges between A Class shares of the Fund for A Class shares of another fund. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange to shares of another fund that has a CDSC. However, shares exchanged between funds that impose a CDSC will be charged a CDSC if redeemed within 12 months or 18 months, as applicable, of the purchase of the initial shares.

Before exchanging shares, shareholders should consider how the exchange may affect any CDSC that might be imposed on the subsequent redemption of remaining shares.

If shares of the Fund were purchased by check, a shareholder must have owned those shares for at least ten days prior to exchanging out of the Fund and into another fund.

The eligibility and minimum investment requirement must be met for the class into which the shareholder is exchanging. Fund shares may be acquired through exchange only in U.S. states and Territories in which they can be legally sold. The Fund reserves the right to charge a fee and to modify or terminate the exchange privilege at any time. The Fund reserves the right to refuse exchange requests if, in the judgment of the Fund, the transaction would adversely affect the Fund and its shareholders. Please refer to the section titled “Frequent Trading and Market Timing” for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.

Shares of any class of the Fund may be converted to shares of another class of the Fund under certain limited circumstances.  For federal income tax purposes, the conversion of shares of one share class of the Fund to shares of a different share class of the Fund will not result in the realization of a capital gain or loss. However, an exchange of shares of the Fund for shares of a different American Beacon Fund generally is considered a redemption and a concurrent purchase, respectively, and thus may result in the realization of a capital gain or loss for those purposes.

How to Purchase, Redeem or Exchange Shares

If your account is through a broker-dealer or other financial intermediary, please contact them directly to purchase, redeem or exchange shares of the Fund. Your broker-dealer or financial intermediary can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your broker-dealer or financial intermediary will transmit your request to the Fund and may charge you a fee for this service. The Fund will not accept a purchase order of $250,000 or more for C Class shares if the purchase is known to be on behalf of a single investor (not including dealer “street name” or omnibus accounts). Dealers, other financial intermediaries or fiduciaries purchasing shares for their customers are responsible for determining the suitability of a particular share class for an investor. You should include the following information with any order:

• Your name/account registration

• Your account number

• Type of transaction requested

• Fund name(s) and fund number(s)

• Dollar amount or number of shares

Transactions for direct shareholders are conducted through:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class Only)
Mail	American Beacon Funds PO Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds 430 W. 7th Street, Suite 219643 Kansas City, MO 64105-1407

Purchases by Wire:

Send a bank wire to State Street Bank and Trust Co. with these instructions:

■	ABA# 0110-0002-8; AC-9905-342-3,

■	Attn: American Beacon Funds,

■	the fund name and fund number, and

■	shareholder account number and registration.

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
SP	$1,000	$50	None
A, Investor	$2,500	$50	$250
Y	$100,000	$50	None
R5	$250,000	$50	None

Redemption proceeds will be mailed to the account of record or transmitted to commercial bank designated on the account application form.

Supporting documents may be required for redemptions by estates, trusts, guardianships, custodians, corporations, and welfare, pension and profit sharing plans. Redemption requests must also include authorized signature(s) of all persons required to sign for the account. Call 1-800-658-5811 for instructions.

To protect the Fund and your account from fraud, a Medallion signature guarantee is required for redemption orders:

■	with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application, or

26Prospectus – About Your Investment

■	for an account whose address has changed within the last 30 days if proceeds are sent by check.

The Fund only accepts Medallion signature guarantees, which may be obtained at participating banks, broker-dealers and credit unions. A notary public cannot provide a signature guarantee. Call 1-800-658-5811 for instructions and further assistance.

Payments to Financial Intermediaries

For certain share classes, the Fund and/or the Manager (and/or the Manager’s affiliates), at their own expense, may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund. To the extent that the Fund pays any such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Manager, the Fund or its transfer agent. To the extent the Manager or its affiliates pay such compensation, it would likely include amounts from that  party’s own resources and constitute what is sometimes referred to as ‘‘revenue sharing’’.

Compensation received by a financial intermediary from the Fund, the Manager or an affiliate of the Manager  may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Fund or the Manager and/or  its affiliates, and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the shares of the Fund, or a certain class of shares of the Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds. You can contact your financial intermediary for details about any such payments it receives from the Manager, its affiliates and/or the Fund, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this Prospectus.

Additional Payments with Respect to Y Class Shares

Y Class shares may also be available on brokerage platforms of firms that have agreements with the Fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Y Class shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.

General Policies

If a shareholder’s account balance falls below the following minimum levels, the shareholder may be asked to increase the balance.

Share Class	Account Balance
A	$ 2,500
C	$ 1,000
SP	$ 1,000
Investor	$ 2,500
Y	$25,000
R5	$75,000

If the account balance remains below the applicable minimum account balance after 45 days, the Fund reserves the right, upon 30 days’ advance written notice, to close the account and send the proceeds to the shareholder. The Fund reserves the authority to modify minimum account balances in its discretion.

A traditional IRA or Roth IRA invested directly will be charged an annual maintenance fee of $15.00 by the Custodian.

An ACH privilege allows electronic transfer from a checking or savings account into a direct account with the Fund. The ACH privilege may not be used for initial purchases but may be used for subsequent purchases and redemptions. Purchases of Fund shares by ACH are subject to a limit of $2,000 per day. The  Fund reserves the right to waive such limit in its sole discretion.

ACH privileges must be requested on the account application, or may be established on an existing account by submitting a request in writing to the Fund. Validated signatures from all shareholders of record for the account are required on the written request. See details below regarding signature validations. Such privileges apply unless and until the Fund receives written instructions from all shareholders of record canceling such privileges. Changes of bank account information must also be made in writing with validated signatures. The Fund reserves the right to amend, suspend or discontinue the ACH privilege at any time without prior notice. The ACH privilege does not apply to shares held in broker “street name” accounts or in other omnibus accounts.

When a signature validation is called for, a Medallion signature guarantee or Signature Validation Program (“SVP”) stamp may be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or SVP recognized by the Securities Transfer Association. The Fund may reject a Medallion signature guarantee or SVP stamp. Shareholders should call 1-800-658-5811 for additional details regarding the Fund’s signature guarantee requirements.

The following policies apply to instructions you may provide to the Fund by telephone:

■	The Fund, its officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.

■	The Fund employs procedures reasonably designed to confirm that instructions communicated by telephone are genuine.

■	Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

Prospectus – About Your Investment27

The  Fund reserves the right to:

■	liquidate a shareholder’s account at the current day’s NAV per share and remit proceeds via check if the Fund or a financial institution is unable to verify the shareholder’s identity within three business days of account opening,

■	seek reimbursement from the shareholder for any related loss incurred by the Fund if payment for the purchase of Fund shares by check does not clear the shareholder’s bank, and

■	reject a purchase order and seek reimbursement from the shareholder for any related loss incurred by the Fund if funds are not received by the applicable wire deadline.

A shareholder will not be required to pay a CDSC when the registration for A Class or C Class shares is transferred to the name of another person or entity. The transfer may occur by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When A Class or C Class shares are transferred, any applicable CDSC will continue to apply to the transferred shares and will be calculated as if the transferee had acquired the shares in the same manner and at the same time as the transferring shareholder.

Escheatment

Please be advised that certain state escheatment laws may require the Fund to turn over your mutual fund account to the state listed in your account registration as abandoned property unless you contact the Fund. Many states have added ‘‘inactivity’’ or the absence of customer-initiated contact as a component of their rules and guidelines for the escheatment of unclaimed property. These states consider property to be abandoned when there is no shareholder-initiated activity on an account for at least three (3) to five (5) years.

Depending on the laws in your jurisdiction, customer-initiated contact might be achieved by one of the following methods:

■	Send a letter to American Beacon Funds via the United States Post Office.

■	Speak to a Customer Service Representative on the phone after you go through a security verification process. For residents of certain states, contact cannot be made by phone but must be in writing or through the Fund’s secure web application.

■	Access your account through the Fund’s secure web application.

■	Cashing checks that are received and are made payable to the owner of the account.

The Fund, the Manager, and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with escheatment laws. To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer’s and/or Controller’s Offices. Unless you hold your shares directly with the Fund, you should contact your broker-dealer, retirement plan, or other third-party intermediary regarding applicable state escheatment laws.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. If a shareholder designates a representative to receive escheatment notifications, any escheatment notices will be delivered both to the shareholder and the designated representative. The completed designation form may be mailed to the below address.

Contact information:

American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643 1-800-658-5811 www.americanbeaconfunds.com

Frequent Trading and Market Timing

Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including: (i) the dilution of the Fund’s NAV per share, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in the Fund’s NAV per share is known as market timing.

The  Fund’s Board of Trustees has adopted policies and procedures intended to discourage frequent trading and market timing. Shareholders may transact one ‘‘round trip’’ in the Fund in any rolling 90-day period. A ‘‘round trip’’ is defined as two transactions, each in an opposite direction. A round trip may involve either (i) a purchase or exchange into the Fund followed by a redemption or exchange out of the Fund or (ii) a redemption or exchange out of the Fund followed by a purchase or exchange into the Fund. If the Manager detects that a shareholder has exceeded one round trip in the Fund in any rolling 90-day period, the Manager, without prior notice to the shareholder, may prohibit the shareholder from making further purchases of the Fund. In general, the Fund reserves the right to reject any purchase order, terminate the exchange privilege, or liquidate the account of any shareholder that the Manager determines has engaged in frequent trading or market timing, regardless of whether the shareholder’s activity violates any policy stated in this Prospectus. Additionally, the Manager may in its discretion, reject any purchase or exchange into the Fund from any individual investor, institutional investor, or group whose trading activity could disrupt the management of the Fund or dilute the value of the Fund’s shares, including collective trading (e.g., following the advice of an investment newsletter). Such investors may be barred from future purchases of American Beacon Funds.

The round-trip limit does not apply to the following transaction types:

■	shares acquired through the reinvestment of dividends and other distributions;

■	systematic purchases and redemptions;

■	shares redeemed to return excess IRA contributions; or

■	certain transactions made within a retirement or employee benefit plan, such as payroll contributions, minimum required distributions, loans, and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant.

Financial intermediaries that offer Fund shares, such as broker-dealers, third-party administrators of retirement plans, and trust companies, will be asked to enforce the Fund’s policies to discourage frequent trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Fund that they are currently unable to enforce the Fund’s policies on an automated basis. In those instances, the Manager will monitor trading activity of the intermediary in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Fund’s policies. The Fund may defer to an intermediary’s policies. For more information, please contact the financial intermediary through which you invest in the Fund.

28Prospectus – About Your Investment

The Manager monitors trading activity in the Fund to attempt to identify shareholders engaged in frequent trading or market timing. The Manager may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time. The ability of the Manager to detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary’s provision of information necessary to identify transactions by the underlying investors. The Fund has entered into agreements with the intermediaries that service the Fund’s investors, pursuant to which the intermediaries agree to provide information on investor transactions to the Fund and to act on the Fund’s instructions to restrict transactions by investors who the Manager has identified as having violated the Fund’s policies and procedures to deter frequent trading and market timing.

Wrap programs offered by certain intermediaries may be designated ‘‘Qualified Wrap Programs’’ by the Fund based on specific criteria established by the Fund and a certification by the intermediary that the criteria have been met. A Qualified Wrap Program is a wrap program whose sponsoring intermediary: (i) certifies that it has investment discretion over $50 million or more in client assets invested in mutual funds at the time of the certification, (ii) certifies that it directs transactions in accounts participating in the wrap program(s) in concert with changes in a model portfolio, (iii) provides the Manager a description of the wrap program(s), and (iv) managed by an intermediary that agrees to provide the Manager sufficient information to identify individual accounts in the intermediary’s wrap program(s). For purposes of applying the round-trip limit, transactions initiated by clients invested in a Qualified Wrap Program will not be matched to transactions initiated by the intermediary sponsoring the Qualified Wrap Program. For example, a client’s purchase of the  Fund followed within 90 days by the intermediary’s redemption of the Fund would not be considered a round trip. However, transactions initiated by a Qualified Wrap Program client are subject to the round-trip limit and will be matched to determine if the client has exceeded the round-trip limit. In addition, the Manager will monitor transactions initiated by Qualified Wrap Program intermediaries to determine whether any intermediary has engaged in frequent trading or market timing. If the Manager determines that an intermediary has engaged in activity that is harmful to the Fund, the Manager will revoke the intermediary’s Qualified Wrap Program status. Upon termination of status as a Qualified Wrap Program, all account transactions will be matched for purposes of testing compliance with the Fund’s frequent trading and market timing policies.

The Fund reserves the right to modify the frequent trading and market timing policies and procedures and grant or eliminate waivers to such policies and procedures at any time without advance notice to shareholders. There can be no assurance that the Fund’s policies and procedures to deter frequent trading and market timing will have the intended effect or that the Manager will be able to detect frequent trading and market timing.

Distributions and Taxes

The Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income (“dividends”) and distributions of realized net capital gains (“capital gains distributions”) and net gains from foreign currency transactions (sometimes referred to below collectively as “other distributions” (and dividends and other distributions are sometimes referred to below collectively as “distributions”). Different tax treatment applies to different types of distributions. The Fund does not have a fixed dividend rate nor does it guarantee that it will pay any distributions in any particular period. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the services and/or fees applicable to certain classes of shares. Any dividends are paid monthly, and any other distributions are paid annually.

Options for Receiving Dividends and Other Distributions

When you open your Fund account, you can specify on your application how you want to receive distributions. To change that option, you must notify the transfer agent. Unless you instruct otherwise in your account application, distributions payable to you by  the Fund will be reinvested in additional shares of the distributing class of the Fund. There are four payment options available:

■	Reinvest All Distributions. You can elect to reinvest all distributions by the Fund in additional shares of the distributing class of the Fund.

■	Reinvest Only Some Distributions. You can elect to reinvest some types of distributions by the Fund in additional shares of the distributing class of the Fund while receiving the other types of distributions by the Fund by check or having them sent directly to your bank account by ACH (“in cash”).

■	Receive All Distributions in Cash. You can elect to receive all distributions in cash.

■	Reinvest Your Distributions in shares of another American Beacon Fund. You can reinvest all of your distributions by the Fund on a particular class of shares in shares of the same class of another American Beacon Fund that is available for exchanges. You must have an existing account in the same share class of the selected fund.

Distributions of Fund income are generally taxable to you regardless of the manner in which received or reinvested.

If you invest directly with the Fund, any election to receive distributions payable by check will only apply to distributions totaling $10.00 or more. Any distribution by the Fund totaling less than $10.00 will be reinvested in shares of the distributing class of the Fund and will not be paid to you by check.

If you elect to receive a  distribution by check and the U.S. Postal Service cannot deliver your check, or if your check remains uncashed for at least six months, the Fund reserves the right to reinvest the amount of your check, and to reinvest all subsequent distributions, in shares of the distributing class of the Fund at the NAV per share on the day of the reinvestment. Interest will not accrue on amounts represented by uncashed distribution or redemption checks.

Shareholders investing in the Fund through a financial intermediary should discuss their options for receiving distributions with the intermediary.

Taxes

Fund distributions are taxable to shareholders other than tax-qualified retirement plans and accounts and other tax-exempt investors. However, the portion of the Fund’s dividends derived from its investments in U.S. Government obligations, if any, is generally exempt from state and local income taxes. Fund dividends, except those that are “qualified dividend income” (as described below), are subject to federal income tax at the rates for ordinary income contained in the Internal Revenue Code. The following table outlines the typical status of transactions in taxable accounts:

Type of Transaction	Federal Tax Status
Dividends from net investment income*	Ordinary income**
Distributions of the excess of net short-term capital gain over net long-term capital loss*	Ordinary income
Distributions of net gains from certain foreign currency transactions*	Ordinary income
Distributions of the excess of net long-term capital gain over net short-term capital loss (“net capital gain”)*	Long-term capital gains
Redemptions or exchanges of shares owned for more than one year	Long-term capital gains or losses

Prospectus – About Your Investment29

Type of Transaction	Federal Tax Status
Redemptions or exchanges of shares owned for one year or less	Net gains are taxed at the same rate as ordinary income; net losses are subject to special rules
*	Whether reinvested or taken in cash.
**	Except for dividends that are attributable to ‘‘qualified dividend income,’’ if any.

To the extent distributions are attributable to net capital gain that the Fund recognizes they are subject to a 15% maximum federal income tax rate for individual and certain other non-corporate shareholders (each, an ‘‘individual’’) (20% for individuals with taxable income exceeding certain thresholds, which are indexed for inflation annually), regardless of how long the shareholder held his or her Fund shares.   A portion of the dividends the Fund pays to individuals may be ‘‘qualified dividend income’’ (‘‘QDI’’) and thus eligible for the preferential rates, mentioned above,  that apply to net capital gain. QDI is the aggregate of dividends the Fund receives on shares of most domestic corporations and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions. To be eligible for those rates, a shareholder must meet similar restrictions with respect to his or her Fund shares.

A portion of the dividends the Fund pays may also be eligible for the dividends-received deduction allowed to corporations (“DRD”), subject to similar holding period and other restrictions, but the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations only.

The Fund does not expect a substantial part of its dividends to qualify as QDI or be eligible for the DRD.

A shareholder may realize a taxable gain or loss when redeeming or exchanging shares. That gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the redeemed or exchanged shares were held. Any capital gain an individual shareholder recognizes on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the 15% and 20% tax rates mentioned above.

A shareholder who wants to use an acceptable basis determination method with respect to Fund shares  other than the average basis method (the Fund’s default method) must elect to do so in writing, which may be electronic. The Fund, or its administrative agent, must report to the IRS and furnish to its shareholders the basis information for dispositions of Fund shares. See “Tax Information” in the SAI for a description of the rules regarding that election and the Fund’s reporting obligation.

An individual must pay a 3.8% tax on the lesser of (1) the individual’s ‘‘net investment income,’’ which generally includes distributions the Fund pays and net gains realized on the redemption or exchange of Fund shares, or (2) the excess of the individual’s ‘‘modified adjusted gross income’’ over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts.   Shareholders should consult their own tax advisers regarding the effect, if any, this tax may have on their investment in Fund shares.

Each year, the Fund’s shareholders will receive tax information regarding Fund distributions and dispositions of Fund shares to assist them in preparing their income tax returns.

The foregoing is only a summary of some of the important federal income tax considerations that may affect Fund shareholders, who should consult their tax advisers regarding specific questions as to the effect of federal, state and local income taxes on an investment in the Fund.

Additional Information

The Fund’s Board oversees generally the operations of the Fund. The Trust enters into contractual arrangements with various parties, including among others, the Fund’s manager, sub-advisor(s), custodian, transfer agent, and accountants, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or create an agreement or contract between the Trust or the Fund and any investor, or to create any rights in any shareholder or other person other than any rights under federal or state law that may not be waived. Nothing in this Prospectus, the SAI or the Fund’s reports to shareholders is intended to provide investment advice and should not be construed as investment advice.

Distribution and Service Plans

The Fund has adopted separate Distribution Plans for its A Class, C Class and SP Class shares in accordance with Rule 12b-1 under the Investment Company Act, which allows the A Class, C Class and SP Class shares to pay distribution and other fees for the sale of Fund shares and for other services provided to shareholders. Each Plan also authorizes the use of any fees received by the Manager in accordance with the Management Agreement, and any fees received by the sub-advisor pursuant to its Investment Advisory Agreement, to be used for the sale and distribution of Fund shares. The Plans provide that the A Class and SP Class shares of the Fund will pay up to 0.25% per annum of the average daily net assets attributable to the A Class and SP Class shares, respectively, and the C Class shares of the Fund will pay up to 1.00% per annum of the average daily net assets attributable to the C Class, to the Manager (or another entity approved by the Board).   Because these fees are paid out of the Fund’s A Class, C Class and SP Class assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Fund has also adopted a shareholder services plan for its A Class, C Class, and Investor Class shares for certain non-distribution shareholder services provided by financial intermediaries. The shareholder services plan authorizes annual payment of up to 0.25% of the average daily net assets attributable to the A Class shares, up to 0.25% of the average daily net assets attributable to the C Class shares, and up to 0.375% of the average daily net assets attributable to the Investor Class shares. In addition, the Fund may reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries attributable to Y Class and R5 Class shares of the Fund.

Portfolio Holdings

A complete list of the Fund’s holdings is made available on the Fund’s website on a quarterly basis approximately sixty days after the end of each calendar quarter and remains available for six months thereafter. A list of the Fund’s ten largest holdings is made available on the Fund’s website on a quarterly basis. The ten largest holdings of the Fund are generally posted to the website approximately fifteen days after the end of each calendar quarter and remain available until the next quarter. To access the holdings information, go to www.americanbeaconfunds.com. The Fund’s ten largest holdings may also be accessed by selecting the Fund’s fact sheet.

A description of the Fund’s policies and procedures regarding the disclosure of portfolio holdings is available in the SAI, which you may access on the Fund’s website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.

30Prospectus – Additional Information

Delivery of Documents

The summary prospectus, Annual Shareholder Reports and Semi-Annual Shareholder Reports (“Shareholder Reports”) are available online at www.americanbeaconfunds.com/reports. If you are interested in electronic delivery of the Fund’s summary prospectus, please go to www.americanbeaconfunds.com and click on ‘‘Quick Links’’ and then ‘‘Register for E-Delivery.’’ You can also request to receive paper Shareholder Reports by calling 1-866-345-5954 with the unique ID number that is provided in the notification you receive, or you may directly inform your financial intermediary of your wish.

To reduce expenses, your financial institution may mail only one copy of the summary prospectus and Shareholder Reports to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the Fund’s table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions).

The information in the financial highlights for the fiscal years ended August 31, 2022 and 2023 have been derived from the Fund’s financial statements audited by XX, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Shareholder Report, which you may obtain upon request. The information for the fiscal years ended August 31, 2019, August 31, 2020, and August 31, 2021 was audited by the Fund’s prior independent registered public accounting firm.

Prospectus – Additional Information31

American Beacon FEAC Floating Rate Income FundSM
	A Class
For a share outstanding throughout the period:	Year Ended August 31, 2023	Year Ended August 31, 2022	Year Ended August 31, 2021	Year Ended August 31, 2020	Year Ended August 31, 2019
Net asset value, beginning of period	$XX	$9.31	$8.83	$9.82	$10.28
Income (loss) from investment operations:
Net investment income	XX	0.37	0.34	0.51	0.56
Net gains (losses) on investments (both realized and unrealized)	XX	(0.74)	0.56	(0.97)	(0.44)
Total income (loss) from investment operations	XX	(0.37)	0.90	(0.46)	0.12
Less distributions:
Dividends from net investment income	XX	(0.43)	(0.42)	(0.53)	(0.58)
Distributions from net realized gains	–	–	–	–	–
Total distributions	XX	(0.43)	(0.42)	(0.53)	(0.58)
Net asset value, end of period	$XX	$8.51	$9.31	$8.83	$9.82
Total returnA	XX %	(4.14)%	10.36%	(4.53)%	1.53%
Ratios and supplemental data:
Net assets, end of period	$XX	$20,563,082	$29,551,551	$29,739,876	$45,602,098
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	XX %	1.16%	1.17%	1.17%	1.13%
Expenses, net of reimbursements and/or recoupments	XX %	1.09%	1.12 % B	1.17%	1.13%
Net investment income, before expense reimbursements and/or recoupments	XX %	4.40%	3.73%	5.95%	5.80%
Net investment income, net of reimbursements and/or recoupments	XX %	4.47%	3.78%	5.95%	5.80%
Portfolio turnover rate	XX %	82%	75%	56%	58%
A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Expense ratios may exceed stated expense caps in Note 2 in the Annual Shareholder Report due to the change in the contractual expense caps on December 31, 2020.

32Prospectus – Additional Information

American Beacon FEAC Floating Rate Income FundSM
	C Class
For a share outstanding throughout the period:	Year Ended August 31, 2023	Year Ended August 31, 2022	Year Ended August 31, 2021	Year Ended August 31, 2020	Year Ended August 31, 2019
Net asset value, beginning of period	$XX	$9.35	$8.86	$9.85	$10.29
Income (loss) from investment operations:
Net investment income	XX	0.33	0.27	0.45	0.51
Net gains (losses) on investments (both realized and unrealized)	XX	(0.78)	0.57	(0.98)	(0.44)
Total income (loss) from investment operations	XX	(0.45)	0.84	(0.53)	0.07
Less distributions:
Dividends from net investment income	XX	(0.36)	(0.35)	(0.46)	(0.51)
Distributions from net realized gains	–	–	–	–	–
Total distributions	XX	(0.36)	(0.35)	(0.46)	(0.51)
Net asset value, end of period	$XX	$8.54	$9.35	$8.86	$9.85
Total returnA	XX %	(4.95)%	9.61%	(5.25)%	0.67%
Ratios and supplemental data:
Net assets, end of period	$XX	$20,714,400	$25,638,104	$31,330,022	$58,653,731
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	XX %	1.92%	1.94%	1.94%	1.90%
Expenses, net of reimbursements and/or recoupments	XX %	1.86%	1.89 % B	1.94%	1.90%
Net investment income, before expense reimbursements and/or recoupments	XX %	3.67%	2.96%	5.19%	5.07%
Net investment income, net of reimbursements and/or recoupments	XX %	3.73%	3.01%	5.19%	5.07%
Portfolio turnover rate	XX %	82%	75%	56%	58%
A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Expense ratios may exceed stated expense caps in Note 2 in the Annual Shareholder Report due to the change in the contractual expense caps on December 31, 2020.

Prospectus – Additional Information33

American Beacon FEAC Floating Rate Income FundSM
	Y Class
For a share outstanding throughout the period:	Year Ended August 31, 2023	Year Ended August 31, 2022	Year Ended August 31, 2021	Year Ended August 31, 2020	Year Ended August 31, 2019
Net asset value, beginning of period	$XX	$9.30	$8.82	$9.80	$10.29
Income (loss) from investment operations:
Net investment income	XX	0.44	0.38	0.46	0.54
Net gains (losses) on investments (both realized and unrealized)	XX	(0.79)	0.54	(0.89)	(0.42)
Total income (loss) from investment operations	XX	(0.35)	0.92	(0.43)	0.12
Less distributions:
Dividends from net investment income	XX	(0.45)	(0.44)	(0.55)	(0.61)
Distributions from net realized gains	–	–	–	–	–
Total distributions	XX	(0.45)	(0.44)	(0.55)	(0.61)
Net asset value, end of period	$XX	$8.50	$9.30	$8.82	$9.80
Total returnA	XX %	(3.93)%	10.60%	(4.24)%	1.68%
Ratios and supplemental data:
Net assets, end of period	$XX	$346,503,063	$356,429,827	$323,133,710	$786,638,267
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	XX %	0.95%	0.95%	0.96%	0.90%
Expenses, net of reimbursements and/or recoupments	XX %	0.88%	0.91 % B	0.96%	0.90%
Net investment income, before expense reimbursements and/or recoupments	XX %	4.67%	3.95%	6.21%	5.99%
Net investment income, net of reimbursements and/or recoupments	XX %	4.74%	3.99%	6.21%	5.99%
Portfolio turnover rate	XX %	82%	75%	56%	58%
A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Expense ratios may exceed stated expense caps in Note 2 in the Annual Shareholder Report due to the change in the contractual expense caps on December 31, 2020.

34Prospectus – Additional Information

American Beacon FEAC Floating Rate Income FundSM
	R5 ClassA
For a share outstanding throughout the period:	Year Ended August 31, 2023	Year Ended August 31, 2022	Year Ended August 31, 2021	Year Ended August 31, 2020	Year Ended August 31, 2019
Net asset value, beginning of period	$XX	$9.30	$8.82	$9.79	$10.28
Income (loss) from investment operations:
Net investment income	XX	0.40	0.38	0.50	0.56
Net gains (losses) on investments (both realized and unrealized)	XX	(0.75)	0.55	(0.92)	(0.44)
Total income (loss) from investment operations	XX	(0.35)	0.93	(0.42)	0.12
Less distributions:
Dividends from net investment income	XX	(0.45)	(0.45)	(0.55)	(0.61)
Distributions from net realized gains	–	–	–	–	–
Total distributions	XX	(0.45)	(0.45)	(0.55)	(0.61)
Net asset value, end of period	$XX	$8.50	$9.30	$8.82	$9.79
Total returnB	XX %	(3.88)%	10.68%	(4.08)%	1.77%
Ratios and supplemental data:
Net assets, end of period	$XX	$138,749,617	$179,069,561	$160,767,886	$343,916,230
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	XX %	0.88%	0.88%	0.90%	0.84%
Expenses, net of reimbursements and/or recoupments	XX %	0.82%	0.84 % C	0.90%	0.84%
Net investment income, before expense reimbursements and/or recoupments	XX %	4.71%	4.02%	6.29%	6.10%
Net investment income, net of reimbursements and/or recoupments	XX %	4.77%	4.06%	6.29%	6.10%
Portfolio turnover rate	XX %	82%	75%	56%	58%
A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Expense ratios may exceed stated expense caps in Note 2 in the Annual Shareholder Report due to the change in the contractual expense caps on December 31, 2020.

Prospectus – Additional Information35

American Beacon FEAC Floating Rate Income FundSM
	Investor Class
For a share outstanding throughout the period:	Year Ended August 31, 2023	Year Ended August 31, 2022	Year Ended August 31, 2021	Year Ended August 31, 2020	Year Ended August 31, 2019
Net asset value, beginning of period	$XX	$9.28	$8.80	$9.78	$10.26
Income (loss) from investment operations:
Net investment income	XX	0.26	0.29	0.30	0.49
Net gains (losses) on investments (both realized and unrealized)	XX	(0.64)	0.60	(0.76)	(0.40)
Total income (loss) from investment operations	XX	(0.38)	0.89	(0.46)	0.09
Less distributions:
Dividends from net investment income	XX	(0.42)	(0.41)	(0.52)	(0.57)
Distributions from net realized gains	–	–	–	–	–
Total distributions	XX	(0.42)	(0.41)	(0.52)	(0.57)
Net asset value, end of period	$XX	$8.48	$9.28	$8.80	$9.78
Total returnA	XX %	(4.22)%	10.31%	(4.53)%	1.38%
Ratios and supplemental data:
Net assets, end of period	$XX	$36,350,376	$52,900,976	$57,117,869	$214,702,538
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	XX %	1.21%	1.22%	1.24%	1.22%
Expenses, net of reimbursements and/or recoupments	XX %	1.16%	1.18 % B	1.24%	1.22%
Net investment income, before expense reimbursements and/or recoupments	XX %	4.38%	3.68%	5.99%	5.60%
Net investment income, net of reimbursements and/or recoupments	XX %	4.43%	3.72%	5.99%	5.60%
Portfolio turnover rate	XX %	82%	75%	56%	58%
A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Expense ratios may exceed stated expense caps in Note 2 in the Annual Shareholder Report due to the change in the contractual expense caps on December 31, 2020.

36Prospectus – Additional Information

American Beacon FEAC Floating Rate Income FundSM
SP Class
For a share outstanding throughout the period:	Year Ended August 31, 2023	Year Ended August 31, 2022	Year Ended August 31, 2021	Year Ended August 31, 2020	Year Ended August 31, 2019
Net asset value, beginning of period	$XX	$9.59	$8.86	$9.84	$10.30
Income from investment operations:
Net investment income	XX	0.42 A	0.35 A	0.56 A	0.58 A
Net gains (losses) on investments (both realized and unrealized)	XX	(0.81)	0.80	(1.02)	(0.46)
Total income (loss) from investment operations	XX	(0.39)	1.15	(0.46)	0.12
Less distributions:
Dividends from net investment income	XX	(0.44)	(0.42)	(0.52)	(0.58)
Distributions from net realized gains	–	–	–	–	–
Total distributions	XX	(0.44)	(0.42)	(0.52)	(0.58)
Net asset value, end of period	$XX	$8.76	$9.59	$8.86	$9.84
Total returnB	XX %	(4.20)%	13.27%	(4.51)%	1.40%
Ratios and supplemental data:
Net assets, end of period	$XX	$49,295	$59,037	$113,010	$282,847
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	XX %	1.17%	1.17%	1.16%	1.06%
Expenses, net of reimbursements and/or recoupments	XX %	1.08%	1.12 % C	1.16%	1.15%
Net investment income, before expense reimbursements and/or recoupments	XX %	4.43%	3.73%	6.08%	5.83%
Net investment income, net of reimbursements and/or recoupments	XX %	4.52%	3.78%	6.08%	5.74%
Portfolio turnover rate	XX %	82%	75%	56%	58%
A	Per share amounts have been calculated using the average shares method.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Expense ratios may exceed stated expense caps in Note 2 in the Annual Shareholder Report due to the change in the contractual expense caps on December 31, 2020.

Prospectus – Additional Information37

Additional Information

Additional information about the Fund is found in the documents listed below. Request a free copy of these documents by calling 1-800-658-5811 or you may access them on the Fund’s website at www.americanbeaconfunds.com.

Annual Shareholder Report/Semi-Annual Shareholder Report

The Fund’s Annual and Semi-Annual Shareholder Reports list the Fund’s actual investments as of the report’s date. They also include a discussion by the Manager of market conditions and investment strategies that significantly affected the Fund’s performance. The report of the Fund’s independent registered public accounting firm is included in the Annual Shareholder Report.

SAI

The SAI contains more details about the Fund and its investment policies. The SAI is incorporated in this Prospectus by reference (it is legally part of this Prospectus). A current SAI is on file with the SEC.

Appendix A to the Prospectus – Intermediary Sales Charge Discounts, Waivers and Other Information

Appendix A contains more information about specific sales charge discounts and waivers available for shareholders who purchase Fund shares through a specific financial intermediary. Appendix A is incorporated herein by reference (is legally a part of this Prospectus).

To obtain more information about the Fund or to request a copy of the documents listed above:

By Telephone:	Call 1-800-658-5811
By Mail:	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643
By E-mail:	americanbeaconfunds@ambeacon.com
On the Internet:	Visit our website at www.americanbeaconfunds.com Visit the SEC website at www.sec.gov

The SAI and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. The SAI and other information about the Fund may also be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

American Beacon is a registered service mark of American Beacon Advisors, Inc. The American Beacon Funds and the American Beacon FEAC Floating Rate Income Fund are service marks of American Beacon Advisors, Inc.

SEC File Number 811-04984

Appendix A

INTERMEDIARY SALES CHARGE DISCOUNTS, WAIVERS AND OTHER INFORMATION

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive any applicable waivers or discounts. Please see the section entitled “Choosing Your Share Class” for more information on sales charges and waivers available for different classes.

The information in this Appendix is part of, and incorporated into, the Fund’s prospectus.

Appendix A: Ameriprise Financial

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

■	Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

■	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

■	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

Appendix A: Baird

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund

■	Shares purchased by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

■	A shareholder in the Fund’s Investor C shares will have their share converted at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

■	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C shares Available at Baird

■	Shares sold due to death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

■	Shares bought due to returns of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s prospectus

■	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

■	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

■	Breakpoints as described in this prospectus

■	Rights of accumulation which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

■	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time

Prospectus – AppendixA-1

Appendix A: Janney Montgomery Scott

Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

■	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

■	Shares acquired through a right of reinstatement.

■	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

■	Shares sold upon the death or disability of the shareholder.

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

■	Shares purchased in connection with a return of excess contributions from an IRA account.

■	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s Prospectus.

■	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

■	Shares acquired through a right of reinstatement.

■	Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s Prospectus.

■	Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

 *Also referred to as an “initial sales charge.”

Appendix A: Merrill Lynch

Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers Available at Merrill

■	Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Shares purchased through a Merrill investment advisory program

■	Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

■	Shares purchased through the Merrill Edge Self-Directed platform

■	Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

■	Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

■	Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

■	Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)

A-2Prospectus – Appendix

■	Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill

■	Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22I(3))

■	Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement

■	Shares sold due to return of excess contributions from an IRA account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

■	Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

■	Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

■	Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

■	Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

Appendix A: Morgan Stanley

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

■	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

■	Shares purchased through a Morgan Stanley self-directed brokerage account

■	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Appendix A: Oppenheimer & Co. Inc. (“OPCO”)

Effective February 26, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

■	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

■	Shares purchased by or through a 529 Plan

■	Shares purchased through an OPCO affiliated investment advisory program

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■	Shares purchased form the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

■	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

■	Employees and registered representatives of OPCO or its affiliates and their family members

■	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B and C Shares available at OPCO

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the prospectus

■	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

■	Shares acquired through a right of reinstatement

Prospectus – AppendixA-3

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

■	Breakpoints as described in this prospectus.

■	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Appendix A: Raymond James

Shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Raymond James

■	Shares purchased in an investment advisory program.

■	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

■	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

■	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

■	Death or disability of the shareholder.

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

■	Return of excess contributions from an IRA Account.

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

■	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

■	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

■	Breakpoints as described in this Prospectus.

■	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Appendix A: Wells Fargo

Effective June 30, 2020, C Class shares will convert automatically into A Class shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted, provided that the Fund or the financial intermediary through which a shareholder purchased C Class shares has records verifying that the C Class shares have been held for at least eight years. The first conversion of C Class to A Class shares under this new policy would take place on July 25, 2020 for all C Class shares that were held for more than eight years as of June 30, 2020.

A-4Prospectus – Appendix

Appendix B

GLOSSARY

Advisers Act	Investment Advisers Act of 1940, as amended
American Beacon or Manager	American Beacon Advisors, Inc.
Beacon Funds or the Trust	American Beacon Funds
Board	Board of Trustees
Brexit	The United Kingdom’s departure from the European Union
Capital Gains Distributions	Distributions of realized net capital gains
CDSC	Contingent Deferred Sales Charge
CFTC	Commodity Futures Trading Commission
CLO	Collateralized Loan Obligation
CPO	Commodity Pool Operator
Denial of Services	A cybersecurity incident that results in customers or employees being unable to access electronic systems
Dividends	Distributions of most or all of the Fund’s net investment income
DRD	Dividends-received deduction
ESG	Environmental, Social, and/or Governance
ETF	Exchange-Traded Fund
EU	European Union
Fannie Mae	Federal National Mortgage Association
FFCB	Federal Farm Credit Banks
FHLB	Federal Home Loan Bank
FNMA	Federal National Mortgage Association
Freddie Mac	Federal Home Loan Mortgage Corporation
GNMA	Government National Mortgage Association
Internal Revenue Code	Internal Revenue Code of 1986, as amended
Investment Company Act	Investment Company Act of 1940, as amended
IRA	Individual Retirement Account
IRS	Internal Revenue Service
Junk Bonds	High yield, non-investment grade bonds
LOI	Letter of Intent
Management Agreement	The Fund’s Management Agreement with the Manager
NAV	Fund’s net asset value
NYSE	New York Stock Exchange
Other Distributions	Distributions of net gains from foreign currency transactions
OTC	Over-the-Counter
QDI	Qualified Dividend Income
SAI	Statement of Additional Information
SEC	Securities and Exchange Commission
SOFR	Secured Overnight Financing Rate
State Street	State Street Bank and Trust Company
SVP	Signature Validation Program
UGMA	Uniform gifts to minor
UK	United Kingdom
UTMA	Uniform transfers to minor

Prospectus – AppendixB-1

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Statement of Additional Information
 XX XX, 20XX

Ticker
Share Class	A	C	Y	R5	Investor	SP
American Beacon FEAC Floating Rate Income Fund	SOUAX	SOUCX	SPFYX	SPFLX	SPFPX	SPFRX

This Statement of Additional Information (“SAI”) should be read in conjunction with the prospectus dated XX XX, 20XX (the “Prospectus”) for the American Beacon FEAC Floating Rate Income Fund  (the “Fund”), a separate series of American Beacon Funds, a Massachusetts business trust. Copies of the Prospectus may be obtained without charge by calling 1-800-658-5811. You also may obtain copies of the Prospectus without charge by visiting the Fund’s website at www.americanbeaconfunds.com. This SAI is incorporated by reference into the Fund’s Prospectus. In other words, it is legally a part of the Prospectus. This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the current Prospectus. Capitalized terms in this SAI have the same definition as in the Prospectus, unless otherwise defined. Capitalized terms that are not otherwise defined in this SAI or the Prospectus are defined in Appendix D.

The financial statements and accompanying notes appearing in the Fund’s Annual Shareholder Report for the fiscal year ended August 31, 2023 are incorporated by reference into this SAI. Copies of the Fund’s Annual and Semi-Annual Shareholder Reports may be obtained, without charge, upon request by calling 1-800-658-5811 or visiting www.americanbeaconfunds.com.

ORGANIZATION AND HISTORY OF THE FUND

The Fund is a separate series of American Beacon Funds (the “Trust”), an open-end management investment company organized as a Massachusetts business trust on January 16, 1987. The Fund constitutes a separate investment portfolio with a distinct investment objective and a distinct purpose and strategy. The Fund is “diversified” as that term is defined by the Investment Company Act.   The Fund is comprised of multiple classes of shares designed to meet the needs of different groups of investors. This SAI relates to the A Class, C Class, Y Class, R5 Class, Investor Class and SP Class shares of the Fund. Prior to February 28, 2020, the R5 Class shares were known as the Institutional Class shares.

On December 11, 2015, the Fund acquired all the assets and assumed all the liabilities of the Sound Point Floating Rate Income Fund (the “Acquired Sound Point Fund”), a series of Trust for Advised Portfolios. Since the Acquired Sound Point Fund’s objective and policies were the same in all material respects as the Fund, and since the Fund at that time engaged the investment advisor that previously provided services to the Acquired Sound Point Fund, Sound Point Capital Management, LP (“Sound Point”), as sub-advisor, the Fund adopted the prior performance and financial history of the Acquired Sound Point Fund.

Effective December 31, 2022, First Eagle Alternative Credit, LLC (“FEAC”) replaced Sound Point as sub-advisor of the Fund. Prior to December 31, 2022, the Fund was known as the American Beacon Sound Point Floating Rate Income Fund.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

The Fund’s investment objective, principal investment strategies, and principal risks are described in the Prospectus. This section contains additional information about the Fund’s investment policies and risks and types of investments the Fund may purchase. The composition of the Fund’s portfolio and the strategies that the Fund may use in selecting investments may vary over time. The Fund is not required to use all of the investment strategies described below in pursuing its investment objective. It may use some of the investment strategies only at some times or it may not use them at all. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund.

Borrowing Risk —  The Fund may borrow money in an amount up to one-third of its total assets (including the amount borrowed) from banks and other financial institutions. The Fund may borrow for temporary purposes. Borrowing may exaggerate changes in the Fund’s NAV and in its total return. Interest expense and other fees associated with borrowing may impact the Fund’s expenses and reduce its returns. (See “Cover and Asset Segregation” disclosure below.)

Callable Securities — The Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the Fund would lose the income that would have been earned to maturity on that security, and the proceeds received by the Fund may be invested in securities paying lower coupon rates. Thus, the Fund’s income could be reduced as a result of a call. In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on the Fund’s total return.

Cash Equivalents and Other Short-Term Investments  — Cash equivalents and other short-term investments in which the Fund may invest include the investments set forth below. Certain of these investments are issued by and provide exposure to banks. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

■	Bank Deposit Notes. Bank deposit notes are obligations of a bank that provide an alternative to certificates of deposit. Similar to certificates of deposit, deposit notes represent bank level investment and, therefore, are senior to all holding company corporate debt. Bank deposit notes rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Typically, bank deposit notes are not insured by the Federal Deposit Insurance Corporation or any other insurer.

■	Bankers’ Acceptances. Bankers’ acceptances are short-term credit instruments designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Most acceptances have maturities of six months or less. Bankers’ acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank.

■	Bearer Deposit Notes. Bearer deposit notes, or bearer bonds, are bonds or debt securities that entitle the holder of the document to ownership or title in the deposit. Such notes are typically unregistered, and whoever physically holds the bond is presumed to be the owner of the instrument. Recovery of the value of a bearer bond in the event of its loss or destruction usually is impossible. Interest is typically paid upon presentment of an interest coupon for payment.

■	CDs. CDs are negotiable certificates issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies) for a definite period of time and earning a specified rate of return. U.S. dollar denominated CDs issued by banks abroad are known as Eurodollar CDs. CDs issued by foreign branches of U.S. banks are known as Yankee CDs.

■	Commercial Paper. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the Securities Act. While some restricted commercial paper normally is deemed illiquid, in certain cases it may be deemed liquid.

■	Government Obligations. Government obligations may include U.S. Treasury securities, Treasury inflation-protected securities, and other debt instruments backed by the full faith and credit of the United States, or debt obligations of U.S. Government-sponsored entities.

■	Government Money Market Funds. The Fund may invest cash balances in money market funds that are registered as investment companies under the Investment Company Act, including money market funds that are advised by the Manager. Money market funds invest in highly-liquid, short-term instruments, which include cash and cash equivalents, and debt securities with high credit ratings and short-term maturities, such as U.S. Treasuries. A “government money market fund” is required to invest at least 99.5% of its total assets in cash, U.S. government securities, and/or repurchase agreements that are fully collateralized by government securities or cash. Government securities include any security issued or guaranteed as to principal or interest by the U.S. government and its agencies or instrumentalities. By investing in a money market fund, the Fund becomes a shareholder of that money market fund. As a result, Fund shareholders indirectly bear their proportionate share of the expenses of the money market funds in which the Fund invests in addition to any fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These expenses may include, for example, advisory and administrative fees, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager. These other fees and expenses are reflected in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including that a money market fund’s yield will be lower than the return that the Fund would have derived from other investments that would provide liquidity. Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased can cause the price of a money market security to decrease and may reduce the money market fund’s yield. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. Factors that could adversely affect the value of a money market fund’s shares include, among other things, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption activity in a money market fund’s shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the money market fund. There can be no assurance that a money market fund will maintain a $1.00 per share net asset value (“NAV”) at all times. The failure of an unrelated money market fund to maintain a stable NAV could create a widespread risk of increased redemption pressures on all money market funds, potentially jeopardizing the stability of their NAVs. Certain money market funds have in the past failed to maintain stable NAVs, and there can be no assurance that such failures and resulting redemption pressures will not impact money market funds in the future. In the event of negative gross yields as a result of persistent negative interest rates, government money market funds may consider various options including but not limited to (1) the implementation of a reverse distribution or share cancellation mechanism (that would periodically reduce the number of the fund’s outstanding shares) to maintain a stable net asset value per share or (2) the potential conversion to a floating net asset value per share money market fund. Certain money market funds may impose a fee upon sale of shares or may temporarily suspend the ability to sell shares of the money market fund if the money market fund’s liquidity falls below required minimums because of market conditions or other factors, at the determination of the money market fund’s board. Such a determination may conflict with the interest of the Fund. Government money market funds are generally not permitted to impose liquidity fees or temporarily suspend redemptions. However, government money market funds typically offer materially lower yields than other money market funds. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency.

■	Repurchase Agreements. Repurchase agreements are agreements pursuant to which the Fund purchases securities from a bank that is a member of the Federal Reserve System (or a foreign bank or U.S. branch or agency of a foreign bank), or from a securities dealer, that agrees to repurchase the securities from the Fund at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults.

■	Short-term Corporate Debt Securities. Short-term corporate debt securities are securities and bonds issued by corporations with shorter terms to maturity. Corporate securities generally bear a higher risk than U.S. government bonds.

■	Time Deposits. Time deposits, also referred to as “fixed time deposits,” are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. Time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a time deposit to a third party, although there is no market for such deposits.

Collateralized Loan Obligations (“CLOs”) — The Fund may invest in CLOs. CLOs are a type of asset-backed security. A CLO is ordinarily issued by a trust or other special purpose entity (“SPE”), which is a company founded solely for the purpose of securitizing payment claims arising out of a diversified asset pool. On this basis, marketable securities are issued by the SPE which, due to the diversification of the underlying risk, are intended to represent a lower level of risk than the original assets. The redemption of the securities issued by the SPE typically takes place at maturity out of the cash flow generated by the collected claims. A CLO is typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.  CLOs may charge management fees and administrative expenses.
For CLOs, the cash flows from the trust are split into two or more portions, called tranches, that offer various maturity, risk and yield characteristics. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Tranches are typically categorized as senior, mezzanine and subordinated/ equity, according to their degree of risk. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those of subordinated/equity tranches. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. The Fund may be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it invests. In addition, at the time of issuance, CLO equity securities are typically under-collateralized in that the liabilities of a CLO at inception exceed its total assets. Since they are partially protected from defaults, senior tranches from a CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO mezzanine, junior or even more senior tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the subordinated tranches would otherwise be entitled to receive.
The risks of an investment in a CLO depend largely on the type of the collateral securities and the class, or tranche, of the instrument in which the Fund invests. The  Fund may have the right to receive payments only from the CLO, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. The underlying loans purchased by CLOs generally are performing at the time of purchase but may become non-performing, distressed or defaulted. Normally, CLOs are privately offered and sold and, thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized as illiquid securities; however, an active dealer market may exist for CLOs allowing them to qualify as Rule 144A transactions. Please refer to “Illiquid and Restricted Securities” below for further discussion of regulatory considerations and constraints related to such securities. In addition to the normal risks associated with fixed income securities and asset-backed securities discussed elsewhere in this SAI and the  Fund’s Prospectus (e.g., prepayment and extension risk, credit risk, liquidity risk, market risk, and interest rate risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments on the CLO; (ii) the quality of the collateral may decline in value or default; (iii) the risk that the  Fund may invest in CLOs, or tranches thereof, that are subordinate to other tranches thereof; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; (v) the investment return achieved could be significantly different from the return predicted by financial models; (vi) the lack of a readily available secondary market; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CLO manager may perform poorly. If the issuer of a CLO uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the CLO owned by the  Fund. In addition, interest rate risk may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates.

Convertible Securities — Convertible securities include corporate bonds, notes, debentures, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of, and risks associated with, both equity and fixed-income instruments. As such, the value of most convertible securities will vary with changes in the price of, and will be subject to the risks associated with, the underlying common stock. Additionally, convertible securities are also subject to the risk that the issuer may not be able to pay principal or interest when due and the value of the convertible security may change based on the issuer’s credit rating.

A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted to the underlying common stock. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. Holders of convertible securities have a claim on the assets of the issuer senior to the common stockholders but may be subordinated to holders of similar non-convertible securities of the same issuer.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. A convertible security may have a mandatory conversion feature or a call feature that subjects it to redemption at the option of the issuer at a price established in the security’s governing instrument. If a convertible security held by the Fund is called for redemption the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives. Because of the conversion feature, certain convertible securities may be considered equity equivalents.

Corporate Actions — From time to time, the Fund may voluntarily participate in corporate actions (for example, acquisitions, mergers, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as the Fund, and the acquisition is determined to be beneficial to Fund shareholders (“Corporate Actions”). Notwithstanding any percentage investment limitation listed under the “Investment Restrictions” section or any percentage investment limitation of the Investment Company Act or rules thereunder, if the Fund has the opportunity to acquire a permitted security or instrument through a Corporate Action, and by doing so, the Fund would exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the Corporate Action, the  Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

“Covenant-Lite” Obligations Risk  — Certain investments, such as loans in which the Fund may invest directly or have exposure to through its investments in structured securities, may be “covenant-lite.” Covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants at all, and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached, which would allow the lender to restructure the obligation or take other action intended to help mitigate losses. This may expose the Fund to greater credit risk associated with the borrower and reduce the Fund’s ability to restructure a problematic obligation and mitigate potential loss. As a result, the Fund’s exposure to losses on such investments may be increased, especially during a downturn in the credit cycle, and the Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of covenant-lite obligations than its holdings of obligations or securities with financial maintenance covenants.

Cover and Asset Segregation —   The Fund may borrow money, make investments or employ trading practices that obligate the Fund, on a fixed or contingent basis, to deliver an asset or make a cash payment to another party in the future. The Fund will comply with rules and guidance from the SEC with respect to coverage of certain investments and trading practices. The Fund’s approach to asset coverage may vary depending on terms within its agreement with a counterparty. With respect to certain investments under the agreement, the Fund calculates the obligations of the parties to the agreement on a “net basis” (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Under such circumstances, the Fund’s current obligations will generally be equal only to the net amount to be paid by the Fund based on the relative values of the positions held by each party to the agreement. Earmarking or otherwise segregating a large percentage of the Fund’s assets could impede the management of the Fund’s portfolio or the Fund’s ability to meet redemption requests or other current obligations, because the Fund may be unable to promptly dispose of those assets.

Creditor Liability and Participation on Creditors’ Committees — Generally, when the Fund holds bonds, loans or other similar debt securities of an issuer, the Fund becomes a creditor of the issuer. If the Fund is a creditor of an issuer, it may be subject to challenges related to these investments, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. Although it is under no obligation to do so, the sub-advisor to the Fund may from time to time have an opportunity to consider, negotiate or otherwise participate in the restructuring of the Fund’s portfolio investment or the issuer of such investment. Accordingly, the Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of investments held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the sub-advisor an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such sub-advisor’s ability to trade in or acquire additional positions in a particular issuer when it might otherwise desire to do so. Participation on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. Similarly, the sub-advisor may actively participate in bankruptcy court and related proceedings on behalf of  the Fund in order to protect  the Fund’s interests in connection with a restructuring transaction, and the sub-advisor may cause  the Fund to enter into an agreement reasonably indemnifying third parties or advancing from  the Fund’s assets any legal fees or other costs to third parties, including parties involved in or assisting  the Fund with a restructuring transaction, such as trustees, servicers and other third parties. Further, the sub-advisor may have the authority to represent the Trust, or any Fund(s) thereof, on creditors’ committees (or similar committees) or otherwise in connection with the restructuring of an issuer’s debt and generally with respect to challenges related to the investments held by the Fund relating to the bankruptcy of an issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. If the sub-advisor also manages other funds or accounts that are deemed affiliated persons of the sub-advisor and that hold the same debt investment as the Fund, the Investment Company Act’s prohibition against certain joint transactions may prevent the sub-advisor from negotiating with the issuer on behalf of the Fund when it might otherwise desire to do so, unless the sub-advisor obtained certain exemptive relief applicable to the Fund or complied with existing regulatory guidance. In such instances, this may limit the sub-advisor’s ability to protect the Fund’s interests in a restructuring transaction.

Cybersecurity and Operational Risk  — With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund, and  its service providers, may be prone to operational and information security risks resulting from cyber-attacks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, stealing or corrupting data maintained online or digitally (e.g., through “hacking,” computer viruses or other malicious software coding), the theft and holding for ransom of proprietary or confidential information or data (sometimes referred to as “ransomware” attacks), denial of service attacks on websites, “phishing” attempts and other social engineering techniques aimed at personnel or systems, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund or the Manager, the sub-advisor, the Custodian (as defined below), the transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, result in the loss or theft of shareholder data or funds, impact the Fund’s ability to calculate NAV per share, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. A cyber-attack may also result in shareholders or service providers being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. The Fund may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for issuers or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause  the Fund’s investment in such companies to lose value. Adverse consequences also could result from cybersecurity incidents affecting counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The Fund’s service providers also may be negatively impacted due to operational risks arising from non-cybersecurity related factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology errors or malfunctions, changes in personnel, and errors caused by Fund service providers or counterparties.

In addition, other events or circumstances — whether foreseeable, unforeseeable, or beyond our control, such as acts of war, other conflicts, terrorism, natural disaster, widespread disease, pandemic or other public health crises may result in, among other things, quarantines and travel restrictions, workforce displacement and loss or reduction in Personnel and other resources. In the above circumstances, the Fund and the Service Providers’ operations may be significantly impacted, or even temporarily halted. The Fund’s securities market counterparties or vendors may face the same or similar systems failure, cybersecurity breaches and other business disruptions risks.

Any of these results could have a substantial adverse impact on the Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and service providers could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause the Fund or a service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that  the Fund or Fund service provider violated privacy and other laws. There are inherent limitations in risk management systems that seek to reduce the risks associated with cybersecurity and business continuity plans in the event there is a cybersecurity breach, including the possibility that certain risks may not have been adequately identified or prepared for, in large part because different or unknown threats may emerge in the future. Furthermore, the Fund does not control the cybersecurity systems and plans of the issuers of securities in which the Fund invests, third party service providers, trading counterparties or any other service providers whose operations may affect  the Fund or its shareholders. The widespread use of work-from-home arrangements, such as during the COVID-19 pandemic, may increase operational and information security risks.

Debentures — Debentures are unsecured, medium- to long-term debt securities protected only by the general creditworthiness of the corporate or government issuer, not by collateral, and documented by indentures. Governments often issue debentures because they generally cannot guarantee debt with assets due to the fact that government assets are public property. Debenture holders are unsecured creditors. In the event of default or bankruptcy by the issuer, debenture holders will not have a claim against any specific assets of the issuer and will therefore only be paid from the issuer’s assets after the secured creditors have been paid. The value of a debenture can fluctuate with changes in interest rates and the perceived ability of the issuer to make interest or principal payments on time.

Delayed Funding Loans and Revolving Credit Facilities  — The Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times segregate or “earmark” assets determined to be liquid in an amount sufficient to meet such commitments.

The  Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of  the Fund’s investment restriction relating to the lending of funds or assets.

Derivatives — Generally a derivative is a financial instrument the value of which is based on, or “derived” from, a traditional security, asset, currency, or market index (collectively referred to as “reference assets”). The Fund may use derivatives for hedging and efficient portfolio management purposes. Derivative instruments may allow for better management of exposure to certain asset classes, as well as more efficient access to asset classes. There are many different types of derivatives and many different ways to use them. Some forms of derivatives, such as exchange-traded futures, options on securities, commodities, or indices, and certain forward contracts are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators.

Derivatives may involve significant risk. Many derivative instruments often require little or no payment and therefore often create inherent economic leverage. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Not all derivative transactions require a counterparty to post collateral, which may expose  the Fund to greater losses in the event of a default by a counterparty.

Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy and sell derivatives that are neither centrally cleared nor traded on an exchange. Such derivatives may be subject to heightened counterparty, liquidity and valuation risk.

The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, effective August 19, 2022 (the “Compliance Date”), Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) replaced the asset segregation regime of Investment Company Act Release No. 10666 (“Release 10666”) with a new framework for the use of derivatives by registered funds. As of the Compliance Date, the SEC rescinded Release 10666 and withdrew no-action letters and similar guidance addressing the Fund’s use of derivatives and began requiring the Fund to satisfy the requirements of the Derivatives Rule. As a result, the Fund is no longer required to engage in “segregation” or “coverage” techniques with respect to derivatives transactions and will instead comply with the applicable requirements of the Derivatives Rule.

The Derivatives Rule mandates that the Fund adopt and/or implement: (i) value-at-risk limitations (“VaR”); (ii) a written derivatives risk management program; (iii) new Board oversight responsibilities; and (iv) new reporting and recordkeeping requirements. In the event that the Fund’s derivative exposure is 10% or less of its net assets, excluding certain currency and interest rate hedging transactions, it can elect to be classified as a limited derivatives user (“Limited Derivatives User”) under the Derivatives Rule, in which case the Fund is not subject to the full requirements of the Derivatives Rule. Limited Derivatives Users are excepted from VaR testing, implementing a derivatives risk management program, and certain Board oversight and reporting requirements mandated by the Derivatives Rule. However, a Limited Derivatives User is still required to implement written compliance policies and procedures reasonably designed to manage its derivatives risks. The Derivatives Rule also provides special treatment for reverse repurchase agreements, similar financing transactions and unfunded commitment agreements. Specifically, the Fund may elect whether to treat reverse repurchase agreements and similar financing transactions as “derivatives transactions” subject to the requirements of the Derivatives Rule or as senior securities equivalent to bank borrowings for purposes of Section 18 of the 1940 Act. In addition, the Fund may invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that: (i) the Fund intends to physically settle the transaction; and (ii) the transaction will settle within 35 days of its trade date.

The enactment of the Dodd-Frank Act and similar global regulations resulted in historic and comprehensive reform relating to derivatives, including the manner in which they are entered into, reported, recorded, executed, and settled or cleared. Pursuant to these regulations, the SEC, CFTC and foreign regulators have promulgated a broad range of regulations and guidance on the use of derivatives, including use by registered investment companies. These include regulations with respect to security-based swaps (e.g., derivatives based on a single security or narrow-based securities index) that are regulated by the SEC in the U.S., and other swaps that are regulated by the CFTC and the markets in which these instruments trade. In addition, regulations adopted by the banking regulators require certain banks to include in a range of financial contracts, including many derivatives contracts, terms delaying or restricting default, termination and other rights in the event that the bank and/or its affiliates become subject to certain types of resolution or insolvency proceedings. The regulations could limit the Fund’s ability to exercise a range of cross-default rights if its counterparty, or an affiliate of the counterparty, is subject to bankruptcy or similar proceeding. Such regulations could further negatively impact the Fund’s use of derivatives. Under CFTC Regulation 4.5, the Fund is excluded from registration as a CPO if its investments in commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards and swaps), other than those used for bona fide hedging purposes (as defined by the CFTC), are limited, such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) do not exceed 5% of the Fund’s NAV. Alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, may not exceed 100% of the Fund’s NAV, after taking into account unrealized profits and unrealized losses on any such positions. Further, to qualify for the exclusion in Regulation 4.5, the Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests. The Fund’s ability to use these instruments also may be limited by federal income tax considerations. See the section entitled “Tax Information.”

The Manager, on behalf of the Fund, has filed a notice claiming the CFTC Regulation 4.5 exclusion from CPO registration with respect to the Fund. The Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Fund.

Further information about the specific types of derivative instruments in which the Fund may invest, including the risks involved in their use, are contained under the description of each of these instruments in this SAI. The Fund may invest in various types of derivatives, including among others:

■	Warrants. Warrants are options to purchase an issuer’s securities at a stated price during a stated term, usually at a price below the initial offering price of the securities and before the securities are offered to the general public. If the market price of the underlying common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire worthless. As a result, warrants may be considered more speculative than certain other types of investments. Warrants usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may be purchased with values that vary depending on the change in value of one or more specified indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of the exercise. Warrants are usually freely transferable, but may not be as liquid as exchange-traded options, and the market for warrants may be very limited and it may be difficult to sell them promptly at an acceptable price.

Distressed Investment Risk — The Fund may invest in distressed investments, which are issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Fund may also invest in debt securities of issuers that are in default or in bankruptcy. Investments in financially stressed or distressed issuers are speculative and involve substantial risks. These investments may present a substantial risk of default or may be in default at the time of investment. In addition, these securities may fluctuate more in price, and are typically less liquid than other higher-rated debt securities. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The Fund is also subject to significant uncertainty as to when, in what manner, and for what value obligations evidenced by securities of financially stressed or distressed issuers will eventually be satisfied (e.g., through a liquidation of the issuer’s assets, an exchange offer or plan of reorganization, or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to stressed or distressed debt held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings during which the issuer might not make any interest or other payments. In any reorganization or liquidation proceeding relating to a defaulted obligation, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Moreover, any securities received by the Fund upon completion of a workout or bankruptcy proceeding may be illiquid, speculative, or restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to the securities of a stressed or distressed issuer, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. Also among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of the issuer. Judgments about the credit quality of a financially stressed or distressed issuer and the relative value of its securities may prove to be wrong, and there is no assurance that the evaluation of the value of the assets collateralizing the Fund’s investments or the prospects for a successful reorganization or similar action in respect of any company will be correct. See “High-Yield Bonds” disclosure below for the risks associated with low-quality, high-risk corporate bonds, a type of fixed-income security.

Equity Investments — The Fund may invest in the following equity securities:

■	Common Stock. Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or traded over-the-counter. OTC stock may be less liquid than exchange-traded stock.

ESG Considerations — Environmental, social, and/or governance (“ESG”) considerations, either quantitative or qualitative, may be utilized as a component of the Fund’s investment process to implement its investment strategies. Since ESG considerations are not the only component that may be evaluated by the sub-advisor, the issuers in which the Fund invests may not be considered ESG issuers or have good ESG ratings. To the extent that the Fund utilizes such considerations as a component of the Fund’s investment process, the Fund’s performance may be affected depending on whether such considerations are in or out of favor and relative to similar funds that do not include such considerations in the investment process. There is no guarantee that the utilization of ESG considerations will be additive to the Fund’s performance. ESG considerations may vary across types of investments and issuers, and not every such consideration may be identified, evaluated, or evaluated in the same manner. ESG norms also differ by country and region, and an issuer’s ESG practices or the sub-advisor’s assessment process of such considerations may change over time. There are significant differences in interpretations of what it means for a company to have good ESG characteristics, and the Fund may underperform other funds that use different considerations and/or a different methodology in evaluating such considerations. Information used by the Fund to evaluate such considerations,  including the use of third-party research, if any, may not be readily available, complete or accurate, and may vary across third-party research providers and issuers, which could negatively impact the Fund’s ability to accurately assess an issuer. As investors can differ in their views regarding the meaning of ESG considerations, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. The regulatory landscape with respect to ESG investing in the United States is still developing, and future rules and regulations may require the Fund to modify or alter its investment process with respect to the use of such considerations.

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Fixed-Income Investments — The Fund may hold debt instruments, including government and corporate debt instruments, and other fixed-income securities, including derivative instruments that have fixed-income securities as reference assets. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. However, calculations of maturity and duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. Investments in fixed-income securities with very low or negative interest rates may diminish the Fund’s yield and performance. Conversely, if rising interest rates cause the Fund to lose value, the Fund could face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs. An increase in shareholder redemptions could also force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund as well as the value of your investment. For fixed-income securities with variable or floating rates, the interest rates reset when the specified index or reference rate changes. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable or unwilling to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments.  This is similar to call risk, which is the risk that the issuer of a debt security may repay the security early. This may result in the Fund not enjoying the increase in the security’s market price that usually accompanies a decline in rates, and also having to reinvest its proceeds in lower yielding securities. Fixed-income securities may also be subject to valuation risk and liquidity risk. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the Fund would like or at the price the sub-advisor believes the security is currently worth. To the extent the Fund invests in fixed-income securities in a particular industry or economic sector, its share values may fluctuate in response to events affecting that industry or sector.

Securities underlying mortgage and asset backed securities, which may include subprime  mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.   To the extent that the Fund invests in derivatives tied to fixed income securities, such Fund may be more substantially exposed to these risks than a portfolio that does not invest in such derivatives.

Fixed-income securities are also subject to market risk. The market for certain fixed-income securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Recent and potential future changes in government monetary policy may also affect the level of interest rates. The Fund may be subject to heightened interest rate risk in times of monetary policy change and uncertainty, such as when the Federal Reserve ends a quantitative easing program and/or raises interest rates. The end of quantitative easing and/or rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain investments. These developments could cause the Fund’s NAV to fluctuate or make it more difficult for the Fund to accurately value its securities. The amount of assets deemed illiquid remaining within the Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Fund.

In addition, specific types of fixed-income securities in which the Fund may invest are subject to the risks described elsewhere in this SAI. See “High-Yield Bonds” disclosure below for the risks associated with low-quality, high-risk corporate bonds, a type of fixed-income security.

■	High-Yield Bonds. High-yield, non-investment grade bonds (also known as “junk bonds”) are low-quality, high-risk corporate bonds that generally offer a high level of current income. These bonds are considered speculative with respect to the issuer’s ability to pay interest and repay principal by rating organizations. For example, Moody’s, S&P Global, and Fitch, Inc. currently rate them below Baa3, BBB- and BBB-, respectively. Please see “Appendix C: Ratings Definitions” below for an explanation of the ratings applied to high-yield bonds. High-yield bonds are often issued as a result of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, or other similar events. They may also be issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able to make scheduled payments of interest and principal than more financially stable firms. Because of their lower credit quality, high-yield bonds must pay higher interest to compensate investors for the substantial credit risk they assume. Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in the Fund. The lower rating of certain high-yield corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed-income security also may affect the value of these investments; however, allocating investments in the Fund among securities of different issuers should reduce the risks of owning any such securities separately. The prices of these high-yield securities tend to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns, periods of rising interest rates, or when inflation or deflation occurs, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. They may also not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. In addition, lower-rated securities may experience substantial price declines when there is an expectation that issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated securities can rise dramatically. However, the higher yields of high-yield securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default. If an issuer defaults, the Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for the Fund may have to be adjusted in the event of default. In the event of an issuer’s default, the Fund may write off prior income accruals for that issuer, resulting in a reduction in the Fund’s current dividend payment. In the event of an in court or out of court restructuring of high-yield bond in which the Fund invests, the Fund may acquire (and subsequently sell) equity securities or exercise warrants that it receives. In addition, the market for high-yield securities generally is less robust and active than that for higher-rated securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets and could make the valuation of these portfolio securities more difficult.

Foreign Debt Securities  — The Fund may invest in foreign fixed and floating rate income securities, all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed-income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) debt obligations of U.S. corporate issuers (both Eurodollar and non-dollar denominated). Foreign debt securities may be structured as fixed-, variable- or floating-rate obligations, or as zero-coupon, pay-in-kind and step-coupon securities. There is no minimum rating criteria for the Fund’s investments in such securities. The cost of servicing foreign debt will generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The Fund’s foreign debt securities may be held outside of the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies, as permitted under the Investment Company Act.   Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers and the risks similar to those of foreign securities, such as the fact that foreign markets can be extremely volatile, foreign debt securities may be less liquid than securities of U.S. issuers, and transaction fees, custodial costs, currency conversion costs and other fees are generally higher for foreign debt securities.

Foreign Securities —  The Fund may invest in U.S. dollar-denominated and non-U.S. dollar-denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable CDs, bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include: the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; the difficulty of predicting international trade patterns and the possibility of exchange controls or limitations on the removal of funds or assets; and possibly more limited legal remedies and access to the courts available to enforce the Fund’s rights as an investor. The prices of such securities may be more volatile than those of domestic securities. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities, and such levels may not be sustainable. The economies of certain foreign markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less trading volume than U.S. markets. As a result, foreign securities may trade with less frequency and in less volume than domestic securities and therefore may exhibit greater or lower price volatility. The Fund may be exposed to risks in the process of clearing and settling trades and the holding of securities by foreign banks, agents and depositories. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions. Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is not invested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

■	European Securities. The Fund’s performance may be affected by political, social and economic conditions in Europe, such as growth of economic output (the gross national product of the countries in the region), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries, interest rates in European countries, monetary exchange rates between European countries, and conflict between European countries. Most developed countries in Western Europe are members of the European Union (“EU”), and many are also members of the European Economic and Monetary Union (“EMU” or “Eurozone”). The EMU is comprised of EU members that have adopted the Euro currency. As part of EMU membership, member states relinquish control of their own monetary policies to the European Central Bank. The EMU requires Eurozone countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates; fiscal and monetary controls; and other factors. Although the EMU has adopted a common currency and central bank, there is no fiscal union; therefore, money does not automatically flow from countries with surpluses to those with deficits. These restrictions and characteristics may limit the ability of EMU member countries to implement monetary policy to address regional economic conditions and significantly impact every European country and their economic partners, including those countries that are not members of the EMU. In addition, those EU member states that are not currently in the Eurozone (except Denmark) are required to seek to comply with convergence criteria to permit entry to the Eurozone. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Changes in imports or exports, changes in governmental or European regulations on trade, changes in the exchange rate of the Euro, the threat of default or actual default by one or more European countries on its sovereign debt, and/or an economic recession in one or more European countries may have a significant adverse effect on the economies of other European countries and their trading partners.
The European financial markets have experienced and may continue to experience volatility and adverse trends due to concerns relating to economic downturns; national unemployment; ageing populations; rising government debt levels and the possible default on government debt in several European countries; public health crises; political unrest; economic sanctions; inflation; energy crises; the future of the Euro as a common currency; and war and military conflict, such as the Russian invasion of Ukraine. These events have affected the exchange rate of the Euro and may continue to significantly affect European countries. Responses to financial problems by European governments, central banks, and others, including austerity measures and other reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or may have unintended consequences. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect the Fund’s investments. In addition, one or more countries may abandon the Euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching.
Many European nations are susceptible to economic risks associated with high levels of debt. Non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts, and other issuers have faced difficulties obtaining credit or refinancing existing obligations. A default or debt restructuring by any European country could adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in other countries. Such a default or debt restructuring could affect exposures to other European countries and their companies as well. Further defaults on, or restructurings of, the debt of governments or other entities could have additional adverse effects on economies, financial markets and asset valuations around the world.
In addition, issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in some cases required government or central bank support, have needed to raise capital and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. Furthermore, certain European countries have had to accept assistance from supranational agencies such as the International Monetary Fund, the European Stability Mechanism or others. The European Central Bank has also intervened to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. There can be no assurance that any creditors or supranational agencies will continue to intervene or provide further assistance, and markets may react adversely to any expected reduction in the financial support provided by these creditors.
Certain European countries have experienced negative interest rates on certain fixed-income instruments. A negative interest rate is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may result in heightened market volatility and may detract from the Fund’s performance to the extent the Fund is exposed to such interest rates.
Certain European countries have also developed increasingly strained relationships with the U.S., and if these relationships were to worsen, they could adversely affect European issuers that rely on the U.S. for trade. In addition, the national politics of European countries have been unpredictable and subject to influence by disruptive political groups and ideologies. Secessionist movements, as well as government or other responses to such movements, may create instability and uncertainty in a country or region. European governments may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe also could impact financial markets, as could military conflicts. The impact of these or other events is not clear but could be significant and far-reaching and materially impact the value and liquidity of Fund’s investments. Russia’s war with Ukraine has negatively impacted European economic activity. The Russia/Ukraine war and Russia’s response to sanctions imposed by the U.S., EU, UK and others have and could continue to severely impact the performance of the economies of European and other countries, including adverse effects to global financial and energy markets, global supply chains and global growth, and inflation.
Certain countries have applied to become new member countries of the EU, and these candidate countries’ accessions may become more controversial to the existing EU members. Some member states may repudiate certain candidate countries joining the EU due to concerns about the possible economic, immigration and cultural implications. Also, Russia may be opposed to the expansion of the EU to members of the former Eastern Bloc (i.e. ex-Soviet Union-controlled countries in Europe) and may, at times, take actions that could negatively impact European economic activity.
The United Kingdom withdrew from the European Union on January 31, 2020 and entered into a transition period, which ended on December 31, 2020. The longer term economic, legal, and political framework between the United Kingdom and the EU is still developing and may lead to ongoing political and economic uncertainly and periods of increased volatility in the United Kingdom, Europe, and the global market. Investments in companies with significant operations and/or assets in the United Kingdom could be adversely impacted by the new legal, political, and regulatory environment, whether by increased costs or impediments to the implementation of business plans. The uncertainty resulting from any further exits from the EU, or the possibility of such exits, would also be likely to cause market disruption in the EU and more broadly across the global economy, as well as introduce further legal, political, and regulatory uncertainty in Europe.

■	United Kingdom Securities. Exposure to issuers located in, or with economic ties to, the United Kingdom, could expose the Fund to risks associated with investments in the United Kingdom to a greater extent than more geographically diverse funds, including regulatory, political, currency, security, and economic risks specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the United Kingdom economy may be impacted by changes to the economic condition of the United States and other European countries.
On December 31, 2020, the United Kingdom left the European Union in an event commonly referred to as “Brexit.” The United Kingdom and the European Union then reached a trade agreement that became effective on May 1, 2021, after being ratified by all applicable United Kingdom and European Union governmental bodies. Until the economic effects of Brexit become clearer, and while a period of political, regulatory and commercial uncertainty continues, there remains a risk that Brexit may have a negative impact on the United Kingdom, the broader global economy, or the value of the British pound sterling, any of which may impact the value of Fund investments.
The United Kingdom’s economy relies heavily on the export of financial services to the United States and other European countries. At the end of March 2021, the UK and the European Union concluded technical discussions on the content of a Memorandum of Understanding on financial services, setting out how the UK and EU financial services regulators will co-operate and share information. The implementation of this legal framework and basis of co-operation remains to be seen, and so the period following the United Kingdom’s withdrawal from the European Union is expected to be one of significant political and economic uncertainty, particularly until the United Kingdom government and EU member states agree and implement the terms of the United Kingdom’s future relationship with the European Union.
Although the sub-advisor may hedge Fund currency exposures back to the U.S. dollar, a depreciation of the British pound sterling and/or the Euro in relation to the U.S. dollar as a result of Brexit could adversely affect Fund investments denominated in British pound sterling or Euros that are not fully hedged regardless of the performance of the underlying issuer.

■	Pacific Basin Securities. Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things, (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the Asia-Pacific geographic region has historically been prone to natural disasters. The occurrence of a natural disaster in the region, including the subsequent recovery, could negatively impact the economy of any country in the region. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain Asian countries, as do environmental problems.
The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the EU. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries. The economies of certain Asian countries may depend to a significant degree upon only a few industries and/or exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors. In addition, certain developing Asian countries, such as the Philippines and India, are especially large debtors to commercial banks and foreign governments. Many of the Pacific Basin economies may be intertwined, so an economic downturn in one country may result in, or be accompanied by, an economic downturn in other countries in the region. Furthermore, many of the Pacific Basin economies are characterized by high inflation, underdeveloped financial services sectors, heavy reliance on international trade, frequent currency fluctuations, devaluations, or restrictions, political and social instability, and less efficient markets.
The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the U.S., and some of the stock exchanges in the region are in the early stages of their development, as compared to the stock exchanges in the U.S. Equity securities of many companies in the region may be less liquid and more volatile than equity securities of U.S. companies of comparable size. Additionally, many companies traded on stock exchanges in the region are smaller and less seasoned than companies whose securities are traded on stock exchanges in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Fund. In some countries, there is no established secondary market for securities. Therefore, liquidity of securities may be generally low and transaction costs generally high. Similarly, volume and liquidity in the bond markets in Asia are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

The legal systems in certain developing market Pacific Basin countries also may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain Pacific Basin countries. Similarly, the rights of investors in Pacific Basin companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a Pacific Basin country.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Fund’s assets denominated in those currencies. Certain developing economies in the Asia-Pacific region have experienced currency fluctuations, devaluations, and restrictions; unstable employment rates; rapid fluctuation in, among other things, inflation and reliance on exports; and less efficient markets. Currency fluctuations or devaluations in any one country can have a significant effect on the entire Asia Pacific region. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will likely decrease the value of the Fund’s investments. Some developing Asian countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals of the relevant country. There can be no assurance that the Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to the Fund’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

Illiquid and Restricted Securities — Generally, an illiquid asset is an asset that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days.

Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Such securities include those sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act, and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act (“Section 4(a)(2) securities”). Such securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. Rule 144A under the Securities Act is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers are uninterested in purchasing restricted securities, the Fund’s investment in such securities could have the effect of reducing the Fund’s liquidity. A determination could be made that certain securities qualified for trading under Rule 144A are liquid. In addition to Rule 144A, Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity. In addition, the Fund may get only limited information about an issuer of such a security, so it may be less able to predict a loss. The Fund also might have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing the Fund’s NAV.

Inflation Risk  — Stocks, bonds and other securities may fall in value due to higher actual or anticipated inflation. Further, a rapid increase in prices for goods and services may have an adverse effect on corporate profits and consumer spending, which also may result in lower values for stocks, bonds and other securities. Inflation risk also may result from the variation in the value of cash flows from a security due to inflation, as measured in terms of purchasing power. For example, if the Fund purchases a 5-year bond in which it can realize a coupon rate of five percent (5%), but the rate of inflation is six percent (6%), then the purchasing power of the cash flow has declined. Fixed income securities, other than inflation-linked bonds, adjustable bonds and floating rate bonds, generally expose the Fund to inflation risk because the interest rate that the issuer promises to pay is fixed for the life of the security. To the extent that interest rates reflect the expected inflation rate, floating rate bonds have a lower level of inflation risk.

Interfund Lending — Pursuant to an order issued by the SEC, the Fund may participate in a credit facility whereby the Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other funds under the Manager’s management for temporary purposes. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting departments, who report on credit facility activities to the Board. The credit facility can provide a borrowing fund with savings at times when the cash position of the Fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and the Fund has insufficient cash on hand to satisfy such redemptions, or when sales of securities do not settle as expected, resulting in a cash shortfall for the Fund. When the Fund liquidates portfolio securities to meet redemption requests, it often does not receive payment in settlement for up to two days (or longer for certain foreign transactions). However, redemption requests normally are satisfied the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. Although the credit facility may reduce the Fund’s need to borrow from banks, the Fund remains free to establish and utilize lines of credit or other borrowing arrangements with banks.

Investment Grade Securities — Investment grade securities that the Fund may purchase, either as part of its principal investment strategy or to implement its temporary defensive policy, include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two rating organizations rating that security (such as S&P Global, Fitch, or Moody’s) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. The Fund, at the discretion of the Manager or the sub-advisor, may retain a security that has been downgraded below the initial investment criteria. Please see “Appendix C: Ratings Definitions” for an explanation of rating categories.

Issuer Risk — The value of an investment may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Leverage Risk  — Borrowing transactions, reverse repurchase agreements, certain derivatives transactions, securities lending transactions and other investment transactions such as when-issued, delayed-delivery, or forward commitment transactions may create investment leverage. When the Fund engages in transactions that have a leveraging effect on the Fund’s investment, the value of the Fund will be potentially more volatile and all other risks will tend to be compounded. This is because leverage generally creates investment risk with respect to a larger base of assets than the Fund would otherwise have and so magnifies the effect of any increase or decrease in the value of the Fund’s underlying assets. The use of leverage is considered to be a speculative investment practice and may result in losses to the Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy repayment, interest payment, or margin obligations or to meet asset segregation or coverage requirements.

LIBOR Risk — Certain of the instruments identified in the Fund’s principal investment strategies had coupon rates, or provided exposure to underlying investments with coupon rates, that were based on LIBOR, which was a reference rate generally intended to represent the rate at which contributing banks could obtain short-term borrowings within certain financial markets. LIBOR was produced daily by averaging the rates reported by a number of banks and may have been a significant factor in determining the Fund’s payment obligations under a derivative instrument, the cost of financing to the Fund, or an investment’s value or return to the Fund, and may have been used in other ways that affected the Fund’s performance. LIBOR was phased out by the end of June 2023. SOFR was selected by a committee established by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York to replace LIBOR as a reference rate in the United States, and U.S. law required that contracts without a practicable LIBOR alternative default to SOFR plus a set spread beginning in mid-2023. Other countries have undertaken similar initiatives to identify replacement reference rates for LIBOR in their respective markets. However, certain issuers may have encountered obstacles to converting their securities and transactions to a new reference rate, and there may be risks associated with using a new reference rate with respect to new investments and transactions. Market Participants may have transitioned reference rates through contractual amendments, legislation, marketwide protocols, fallback contractual provisions, bespoke negotiations or otherwise. Nonetheless, the transition from LIBOR could impact the Fund and the financial markets generally, and the termination of certain reference rates presents risks to the Fund. The transition process, or the failure of issuers to transition, could lead to increased volatility and illiquidity in markets for instruments that have yet to rely on a substitute reference rate to determine their next coupon rates and a reduction in the values of those investments, all of which could impact the Fund. Various complexities brought about by significant changes to operational processes and IT systems may not be complete, and coordination with other market participants may be severely impacted, which may negatively impact the Fund. In addition, the alternative reference or benchmark rate may be an ineffective substitute, potentially resulting in prolonged adverse market conditions for the Fund. Any changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for or value of any securities or payments linked to those reference rates and other financial obligations held by the Fund or on its overall financial condition or results of operations. Any pricing adjustments resulting from the transition to a substitute reference rate may adversely affect the Fund’s performance and/or NAV.

Loan Interests, Participations and Assignments — Loan interests are a form of direct debt instrument in which the  Fund may invest by taking an assignment of all or a portion of an interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution. The Fund may invest in secured and unsecured loans. Loans are subject to the same risks as Fixed-Income Investments discussed above and carry additional risks described in this section. Loan interests are different from traditional debt securities in that debt securities generally are part of a large issue of securities to the public, whereas loan interests may not be a security and may represent a specific commercial loan to a borrower.
Loan Interests. The Fund’s ability to receive payments in connection with loans depends on the financial condition of the borrower. The sub-advisor may not rely solely on another lending institution’s credit analysis of the borrower but may perform its own investment analysis of the borrower. The sub-advisor’s analysis may include consideration of the borrower’s financial strength, managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. In addition, loan interests may not be rated by independent rating agencies, and investments in a particular loan may depend almost exclusively on the credit analysis of the borrower performed by the sub-advisor. Loan interests of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative.
Loans are typically administered by a bank, insurance company, finance company or other financial institution (the “agent”) for a lending syndicate of financial institutions. In a typical loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders. Typically, under loan agreements, the agent is given broad authority in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. In asserting rights against a borrower, the Fund normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated, and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of purchasers of loans are subject to the claims of the agent’s general or secured creditors, the  Fund might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. The Fund may be subject to similar risks when it buys a participation interest or an assignment from an intermediary.
Loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and acquisition financing. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Accordingly, loans that are part of highly leveraged transactions involve a significant risk that the borrower may default or go into bankruptcy or become insolvent. Borrowers that are in bankruptcy or restructuring may never pay off their debts or may pay only a small fraction of the amount owed. In connection with the restructuring of a loan or other direct debt instrument outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the loan.
A borrower must comply with various restrictive covenants in a loan agreement such as restrictions on dividend payments and limits on total debt. The loan agreement may also contain a covenant requiring the borrower to prepay the loan with any free cash flow. A breach of a covenant is normally an event of default, which provides the agent or the lenders the right to call the outstanding loan.

Loans that are fully secured offer the  Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the collateral from a secured loan in which the  Fund invests can be promptly liquidated, or that its liquidation value will be equal to the value of the debt. In most loan agreements, there is no formal requirement to pledge additional collateral if the value of the initial collateral declines. As a result, a loan may not always be fully collateralized and can decline significantly in value. If a borrower becomes insolvent, access to collateral may be limited by bankruptcy and other laws. If a secured loan is foreclosed, the  Fund will likely be required to bear the costs and liabilities associated with owning and disposing of the collateral. There is also a possibility that the  Fund will become the owner of its pro rata share of the collateral, which may carry additional risks and liabilities. Some loans are unsecured. If the borrower defaults on an unsecured loan, the  Fund will be a general creditor and will not have rights to any specific assets of the borrower.
Participation Interests. The participation by the  Fund in a lender’s portion of a loan typically will result in the  Fund having a contractual relationship only with such lender, not with the business entity borrowing the funds. As a result, the  Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the borrower. As a result, the  Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.
Assignments. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, the  Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral.
Resale Restrictions. Loans may be subject to legal or contractual restrictions on resale. Loans normally are not registered with the SEC or any state securities commission and are not currently listed on any securities exchange or automatic quotation system, and there may not be an active trading market for some loans. As a result, the amount of public information available about a specific loan historically has been less extensive than if the loan were registered or exchange-traded. They may also not be considered “securities,” and purchasers, such as the  Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. In the absence of definitive regulatory guidance, the  Fund relies on the sub-advisor’s research in an attempt to avoid situations where fraud and misrepresentation could adversely affect the  Fund. In addition, the  Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The lack of a liquid secondary market may have an adverse impact on the  Fund’s ability to dispose of particular assignments or participations when necessary to meet redemptions of the  Fund’s shares, to meet the  Fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. In addition, transactions in loan investments may take a significant amount of time to settle (i.e., more than seven days and up to several weeks or longer). Accordingly, the proceeds from the sale of a loan investment may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force the  Fund to liquidate other securities to meet redemptions and may present a risk that the  Fund may incur losses in order to timely honor redemptions. To the extent that any such investments are determined to be illiquid, they will be subject to the  Fund‘s restrictions on investments in illiquid securities.
In certain circumstances, the Manager, the sub-advisor or their affiliates (including on behalf of clients other than the  Fund) or the  Fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, the  Fund could be unable (potentially for a substantial period of time) to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. In circumstances when the sub-advisor or the Fund determines to avoid or to not receive non-public information about a borrower for loan investments being considered for acquisition by the Fund or held by the Fund, the Fund may be disadvantaged relative to other investors that do receive such information, and the Fund may not be able to take advantage of other investment opportunities that it may otherwise have.
Prepayment Risk. The borrower in a loan arrangement may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. Due to prepayment, the actual maturity of loans is typically shorter than their stated final maturity calculated solely on the basis of the stated life and payment schedule. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, market interest rates, the borrower’s financial condition and competitive conditions among lenders. Such prepayments may require the  Fund to replace an investment with a lower yielding security which may have an adverse effect on the  Fund’s share price. Prepayments cannot be predicted with accuracy. Floating rate loans can be less sensitive to prepayment risk, but the  Fund’s NAV may still fluctuate in response to interest rate changes because variable interest rates may reset only periodically and may not rise or decline as much as interest rates in general.

Lender Liability. A number of judicial decisions in the United States have upheld the right of borrowers to sue lenders or bondholders on the basis of various evolving legal theories (commonly referred to as “lender liability”). Generally, lender liability is founded upon the premise that an institutional lender or bondholder has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing owed to the borrower or issuer or has assumed a degree of control over the borrower or issuer resulting in the creation of a fiduciary duty owed to the borrower or issuer or its other creditors or stockholders. Because of the nature of its investments, the  Fund may be subject to allegations of lender liability. In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder: (i) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (iv) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.” The  Fund does not intend to engage in conduct that would form the basis for a successful cause of action based upon the equitable subordination doctrine; however, because of the nature of the debt obligations, the  Fund may be subject to claims from creditors of an obligor that debt obligations of such obligor which are held by the  Fund should be equitably subordinated. Because affiliates of, or persons related to, the Manager and/or the sub-advisor may hold equity or other interests in obligors of the  Fund, the  Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Mid-Capitalization Companies Risk — Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in more established companies with larger capitalization. Since mid-capitalization companies may have limited operating history, product lines and financial resources, the securities of these companies may lack sufficient market liquidity and can be sensitive to expected changes in interest rates, borrowing costs and earnings.

Other Investment Company Securities and Exchange-Traded Products — Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.    Any such fees and expenses are reflected in the Fees and Expenses Table for the Fund in its Prospectus.   To the extent the Fund invests in investment company securities advised by the Manager, shareholders could pay fees charged by the Manager to such investment company. The Fund’s investment in securities of other investment companies, except for money market funds, is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in all investment companies in the aggregate. However, currently the Fund may exceed these limits when investing in shares of an ETF or other investment company subject to a statutory exemption or to the terms and conditions of an exemptive order from the SEC obtained by the ETF or other investment company that permits an investing fund, such as the Fund, to invest in the ETF or other investment company in excess of the limits described above. Rule 12d1-4 under the Investment Company Act and revisions to other rules permitting funds to invest in other investment companies, which are intended to streamline and enhance the regulatory framework applicable to fund of funds arrangements, took effect on January 19, 2022. While Rule 12d1-4 permits more types of fund of fund arrangements without an exemptive order, and supersedes many prior exemptive orders, it imposes new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

The Fund at times may invest in shares of other investment companies and exchange-traded products, which, in addition to the general risks of investments in other investment companies described above, include the following risks:

■	ETFs. The Fund may purchase shares of ETFs. ETFs trade like a common stock and passive ETFs usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Typically, the Fund would purchase passive ETF shares to obtain exposure to all or a portion of the stock or bond market. As a shareholder of an ETF, the Fund would be subject to its ratable share of the ETF’s expenses, including its advisory and administration expenses. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF decline in value. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount or premium to their NAV per share; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

■	Money Market Funds. The Fund can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act, to provide liquidity or for defensive purposes. The Fund would invest in money market funds rather than purchasing individual short-term investments. Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund, or impose a fee of up to 2% on amounts redeemed from the money market fund.

Pay-in-Kind Securities  — Pay-in-kind securities are debt securities that may pay interest through the issuance of additional securities or in cash. Because these securities may not pay current cash income, their price can be volatile when interest rates fluctuate. Federal income tax law requires a holder of pay-in-kind securities to include in gross income each taxable year the portion of the non-cash income on those securities (i.e., the additional securities issued as interest thereon) accrued during that year.

In order to continue to qualify for treatment as a “regulated investment company” under the Internal Revenue Code and avoid federal excise tax,  the Fund may be required to distribute a portion of such non-cash income and may be required to dispose of other portfolio securities in order to generate cash to meet these distribution requirements, including during periods of adverse market prices for those portfolio securities. See the section entitled “Tax Information.”

Preferred Stock — A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership but does not have the seniority of a bond, and its participation in the issuer’s growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Because preferred stock is subordinate to bonds in the issuer’s capital structure, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer. Preferred stockholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer, and may suffer a loss of value as a result. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to the deferral of dividend payments, the non-cumulative payment of dividends (in which omitted or deferred dividends are not subsequently paid), subordination, liquidity, limited voting rights, and special redemption rights. The market prices of preferred stock are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Preferred stock also may be subject to optional or mandatory redemption provisions.

Redemption Risk — The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times at a loss or depressed value. The risk of loss is greater if redemption requests are frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to sell are illiquid. The sale of assets to meet redemption requests may create capital gains, which the Fund would then be required to distribute to shareholders. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. Additionally, during periods of heavy redemptions, the Fund may borrow funds from the interfund credit facility, or from a bank line of credit, which may increase costs. The ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities or otherwise to “make a market” in debt securities has also been reduced. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Fund’s performance.

Reliance on Corporate Management and Financial Reporting Risk — The sub-advisor may select investments for the Fund on the basis of information and data made directly available to the sub-advisor by the issuers of securities or through sources other than the issuers such as collateral pool servicers. The sub-advisor is dependent upon the integrity of the management of these issuers and of such servicers and the financial and collateral performance reporting processes in general. Investors, including the Fund, can incur material losses as a result of corporate mismanagement and fraud resulting in accounting irregularities.

Senior Loans  — The Fund may invest in senior loans, which generally include variable or floating rate loans that hold a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities. Under normal circumstances, senior loans have priority of claim ahead of other obligations of a borrower in the event of liquidation. Senior loans may be collateralized or uncollateralized. They pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates. In addition to the risks typically associated with debt securities, such as credit and interest rate risk, senior loans are also subject to the risk that a court could subordinate a senior loan, which typically holds a senior position in the capital structure of a borrower, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans. In the event of an in court or out of court restructuring of a senior loan in which the Fund invests, the Fund may acquire (and subsequently sell) equity securities or exercise warrants that it receives. Senior loans usually have mandatory and optional prepayment provisions. If a borrower prepays a senior loan, the Fund will have to reinvest the proceeds in other senior loans or securities that may pay lower interest rates.

Small-Capitalization Companies Risk — Investing in the securities of small-capitalization companies involves greater risk and the possibility of greater price volatility, which at times can be rapid and unpredictable, than investing in larger capitalization and more established companies, since smaller companies may have limited operating history, product lines, and financial resources. The securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to expected changes in overall economic conditions, interest rates, borrowing costs and earnings.

Unrated Securities Risk — Because the  Fund may purchase securities that are not rated by any rating organization, the  sub-advisor, after assessing their credit quality, may internally assign ratings to certain of those securities, in categories of those similar to those of rating organizations. Investing in unrated securities involves the risk that the  sub-advisor may not accurately evaluate the security’s comparative credit rating. To the extent that the  Fund invests in unrated securities, the  Fund’s success in achieving its investment objective may depend more heavily on the  sub-advisor’s credit analysis than if the  Fund invested exclusively in rated securities. Less public information is typically available about unrated securities or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the  Fund might have difficulty selling them promptly at an acceptable price. Unrated securities may also be subject to greater liquidity risk and price volatility.

U.S. Government Agency Securities — U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities or sponsored enterprises. Some obligations issued by U.S. Government agencies and instrumentalities, such as those of the

Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Bank (“FHLB”) or the Federal Farm Credit Bank (“FFCB”), by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (‘‘Fannie Mae’’), Federal Home Loan Mortgage Corporation (‘‘Freddie Mac’’), by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those of the Federal Farm Credit Bureau, only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. The market prices of U.S. government agency securities are not guaranteed by the U.S. Government. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, obligations of GNMA, FHLB, FFCB, Fannie Mae, Freddie Mac, the Federal Farm Credit Bureau, other U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk, interest rate risk and market risk.

U.S. Government Securities Risk — A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to the Fund. U.S. Government securities are subject to credit risk, interest rate risk and market risk. The rising U.S. national debt may lead to adverse impacts on the value of U.S. government securities due to potentially higher costs for the U.S. government to obtain new financing.

Variable or Floating Rate Obligations — Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. A variable rate obligation has a coupon rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the coupon is based. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

The Fund may invest in floaters and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index rate, the Secured Overnight Financing Rate (“SOFR”), or a U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every one or three months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Securities.”

When-Issued and Forward Commitment Transactions —  These transactions involve a commitment by the Fund to purchase or sell securities with payment and delivery to take place at a future date, typically one to two months after the date of the transaction. The payment obligations and interest rate are fixed at the time the buyer enters into the transaction. These transactions enable the Fund to “lock-in” what the Manager  or the sub-advisor, as applicable, believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s NAV starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. The Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in its assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment to sell remains in effect.

When entering into a when-issued or forward commitment transaction,  the Fund will rely on the other party to consummate the transaction; if the other party fails to do so,  the Fund may be disadvantaged. If the other party fails to complete the trade, the Fund may lose the opportunity to obtain a favorable price. For purchases on a when-issued basis, the price of the security is fixed at the date of purchase, but delivery of and payment for the securities is not set until after the securities are issued. The value of when-issued securities is subject to market fluctuation during the interim period and no income accrues to the Fund until settlement takes place. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. When-issued, delayed-delivery and forward commitment transactions may cause the Fund to liquidate positions when it may not be advantageous to do so in order to satisfy its purchase or sale obligations.

Pursuant to Rule 18f-4 under the Investment Company Act, when-issued, delayed-delivery and forward commitment transactions will be deemed not to involve a senior security, provided that: the Fund intends to physically settle the transaction; and the transaction will settle within 35 days of its trade date. If such transactions are deemed senior securities, the Fund will maintain with its Custodian segregated (or earmarked) liquid securities in an amount at least equal to the when-issued or forward commitment transaction. Earmarking or otherwise segregating a large percentage of the Fund’s assets could impede the sub-advisor’s ability to manage the Fund’s portfolio.

OTHER INVESTMENT STRATEGIES AND RISKS

In addition to the investment strategies and risks described in the Prospectus, the Fund may (except where otherwise indicated):

1	Engage in dollar rolls or purchase or sell securities on a when-issued or forward commitment basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated amount of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

2	Invest in other investment companies (including affiliated investment companies) to the extent permitted by the Investment Company Act, or exemptive relief granted by the SEC.

3	Loan securities to broker-dealers or other institutional investors. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33¹/3% of its total assets (including the market value of collateral received). For purposes of complying with the Fund’s investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the Fund to the extent required by law.

4	Enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired by the Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager or the sub-advisor, as applicable, attempts to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.

5	Purchase securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act. The Fund will not invest more than 15% of its net assets in Section 4(a)(2) securities and illiquid securities unless the Manager or the sub-advisor, as applicable, determines that any Section 4(a)(2) securities held by the Fund in excess of this level are liquid.

INVESTMENT RESTRICTIONS

Fundamental Policies.  The Fund has the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:

Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, “all of the Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.

The Fund has no current intention to convert to a master-feeder structure, as permitted by the foregoing policy.

Fundamental Investment Restrictions. The following discusses the investment policies of the Fund.

The following restrictions have been adopted by the Fund and may be changed with respect to the Fund only by the majority vote of the Fund’s outstanding voting securities. “Majority of the outstanding voting securities” under the  Investment Company  Act and as used herein means, with respect to the Fund, the lesser of (a) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the shares are present and represented at the shareholders’ meeting or (b) more than 50% of the shares of the Fund.

The Fund may not:

1	Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Fund may dispose of real estate acquired as a result of the ownership of securities or other instruments and invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

2	Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

3	Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Fund may be deemed an underwriter under federal securities law.

4	Lend any security or make any other loan except (i) as otherwise permitted under the Investment Company Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.

5	Issue any senior security except as otherwise permitted (i) under the Investment Company Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

6	Borrow money, except as otherwise permitted under the Investment Company Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

7	Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of the Fund’s total assets.

8	Invest more than 25% of its assets in the securities of companies primarily engaged in any particular industry or group of industries provided that this limitation does not apply to: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) tax-exempt securities issued by municipalities or their agencies and authorities.

The above percentage limits (except the limitation on borrowings) are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. With respect to the fundamental investment restriction relating to making loans set forth in (4) above, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33¹/3% of its total assets (including the market value of collateral received).

For purposes of the Fund’s policy relating to issuing senior securities set forth in (5) above, “senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The Investment Company Act prohibits the Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that such asset coverage falls below this percentage, the Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Consistent with guidance issued by the SEC and its staff, the requisite asset coverage may vary among different types of instruments. The policy in (5) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

For purposes of the Fund’s industry concentration policy set forth in (8) above, the Manager may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Manager may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law. A large economic or market sector shall not be construed as a single industry or group of industries. The Manager currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be an “industry” subject to the 25% limitation. Thus, not more than 25% of the Fund’s assets will be invested in securities issued by any one foreign government or supranational organization. The Fund might invest in certain securities issued by companies in a particular industry whose obligations are guaranteed by a foreign government. The Manager could consider such a company to be within the particular industry and, therefore, the Fund will invest in the securities of such a company only if it can do so under its policy of not being concentrated in any particular industry or group of industries.

Non-Fundamental Investment Restrictions.  The following non-fundamental investment restrictions apply to the Fund (except where noted otherwise) and may be changed with respect to the Fund by a vote of a majority of the Board. The Fund may not:

1	Invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or

2	Purchase securities on margin, except that (1) the Fund may obtain such short-term credits as necessary for the clearance of transactions, and (2) the Fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus, the other investment policies described in this SAI are not fundamental and may be changed by approval of the Trustees.

TEMPORARY OR DEFENSIVE INVESTMENTS

In times of unstable or adverse market, economic, political or other conditions, where the Manager or  the sub-advisor believes it is appropriate, and in the Fund’s best interest, the Fund can invest up to 100% in cash and other types of securities for defensive or temporary purposes. It can also hold cash or purchase these types of securities for liquidity purposes to meet cash needs due to redemptions of Fund shares, or to hold while waiting to invest cash received from purchases of Fund shares or the sale of other portfolio securities.

These temporary investments can include: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) commercial paper rated in the highest short-term category by a rating organization; (iii) domestic, Yankee and Eurodollar certificates of deposit or bankers’ acceptances of banks rated in the highest short-term category by a rating organization; (iv) any of the foregoing securities that mature in one year or less (generally known as “cash equivalents”); (v) other short-term corporate debt obligations; (vi) repurchase agreements; (vii) futures; or (viii) shares of money market funds, including funds advised by the Manager or the sub-advisor.

PORTFOLIO TURNOVER

Portfolio turnover is a measure of trading activity in a portfolio of securities, usually calculated over a period of one year. The rate is calculated by dividing the lesser amount of purchases or sales of securities by the average amount of securities held over the period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover can increase the Fund’s transaction costs and generate additional capital gains or losses.

Portfolio turnover may vary significantly from year to year due to a variety of factors, including fluctuating volume of shareholder purchase and redemption orders, market conditions, investment strategy changes, and/or changes in the sub-advisor’s investment outlook. The increase in the Fund’s portfolio turnover rate from 82% for the fiscal year ended August 31, 2022, to 120% for the fiscal year ended August 31, 2023, is due to redemptions during the most recent fiscal year and changes in the Fund’s portfolio following the termination of the Fund’s prior sub-advisor on December 30, 2022 and the appointment of FEAC on December 31, 2022.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund publicly discloses portfolio holdings information as follows:

1	a complete list of holdings for the Fund on an annual and semi-annual basis in the reports to shareholders within sixty days of the end of each fiscal semi-annual period and in publicly available filings of Form N-CSR with the SEC within ten days thereafter (available on the SEC’s website at www.sec.gov);

2	a complete list of holdings for the Fund as of the end of each fiscal quarter in publicly available filings of Form N-PORT with the SEC within sixty days of the end of the fiscal quarter (available on the SEC’s website at www.sec.gov);

3	a complete list of holdings for the Fund as of the end of each calendar quarter on the Fund’s website (www.americanbeaconfunds.com) approximately sixty days after the end of the calendar quarter; and

4	ten largest holdings for the Fund as of the end of each calendar quarter on the Fund’s website (www.americanbeaconfunds.com) and in sales materials approximately fifteen days after the end of the calendar quarter.

Public disclosure of the Fund’s holdings on the website and in sales materials may be delayed when an investment manager informs the Fund that such disclosure could be harmful to the Fund. In addition, individual holdings may be omitted from website and sales material disclosure, when such omission is deemed to be in the Fund’s best interest. Disclosure of the Fund’s ten largest holdings may exclude U.S. Treasury securities and cash equivalent assets, although such holdings will be included in the Fund’s complete list of holdings.

Disclosure of Nonpublic Holdings

Occasionally, certain interested parties — including individual investors, institutional investors, intermediaries that distribute shares of the Fund, third-party service providers, rating and ranking organizations, and others — may request portfolio holdings information that has not yet been publicly disclosed by the Fund. The Fund’s policy is to control the disclosure of nonpublic portfolio holdings information in an attempt to prevent parties from utilizing such information to engage in trading activity harmful to Fund shareholders. To this end, the Board has adopted a Holdings Policy. The purpose of the Holdings Policy is to define those interested parties who are authorized to receive nonpublic portfolio holdings information on a selective basis and to set forth conditions upon which such information may be provided. In general, nonpublic portfolio holdings may be disclosed on a selective basis only when it is determined that: (i) there is a legitimate business purpose for the information; (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of Fund shareholders. The Holdings Policy does not restrict the Fund from disclosing that a particular security is not a holding of the Fund. The Holdings Policy is summarized below.

A variety of third-party service providers require access to Fund holdings to provide services to the Fund or to assist the Manager and the sub-advisor in managing the Fund (“service providers”). The service providers have a duty to keep the Fund’s nonpublic information confidential either through written contractual arrangements with the Fund (or another Fund service provider) or by the nature of their role with respect to the Fund (or the service provider). The Fund has determined that disclosure of nonpublic holdings information to service providers fulfills a legitimate business purpose and is in the best interest of shareholders. In addition, the Fund has determined that disclosure of nonpublic holdings information to members of the  Board  fulfills a legitimate business purpose, is in the best interest of Fund shareholders, and each Trustee is subject to a duty of confidentiality.

The Fund has ongoing arrangements to provide nonpublic holdings information to the following service providers:

Service Provider	Service	Holdings Access
Manager	Investment management and administrator	Complete list on intraday basis with no lag
Sub-Advisor	Investment management	Holdings under sub-advisor’s management on intraday basis with no lag
State Street Bank and Trust Co. (“State Street”) and its designated foreign sub-custodians	Fund’s custodian and foreign custody manager, foreign sub-custodians	Complete list on intraday basis with no lag
KPMG International	Service provider to State Street	Complete list on annual basis with lag
XX	Fund’s independent registered public accounting firm	Complete list on annual basis with no lag
FactSet Research Systems, Inc.	Performance and portfolio analytics reporting for the Manager	Complete list on daily basis with no lag
Bloomberg, L.P.	Performance and portfolio analytics reporting	Complete list on daily basis with no lag

Certain third parties are provided with nonpublic holdings information (either complete or partial lists) by the Manager or another service provider on an ad hoc basis in the ordinary course of business. These third parties include: broker-dealers, prospective sub-advisors, borrowers of the Fund’s portfolio securities, pricing services, legal counsel, and issuers (or their agents). Broker-dealers utilized by the Fund in the process of purchasing and selling portfolio securities or providing market quotations receive limited holdings information on a current basis with no lag. The Manager provides current holdings to investment managers being considered for appointment as a sub-advisor to the Fund. If the Fund participates in securities lending activities, potential borrowers of the Fund’s securities receive information pertaining to the Fund’s securities available for loan. Such information is provided on a current basis with no lag. The Fund utilizes various pricing services to supply market quotations and evaluated prices to State Street. State Street and the Manager may disclose current nonpublic holdings to those pricing services. An investment manager may provide holdings information to legal counsel when seeking advice regarding those holdings. From time to time, an issuer (or its agent) may contact the Fund requesting confirmation of ownership of the issuer’s securities. Such holdings information is provided to the issuer (or its agent) as of the date requested. The Fund does not have written contractual arrangements with these third parties regarding the confidentiality of the holdings information. However, the Fund would not continue to utilize a third party that the Manager determined to have misused nonpublic holdings information.

The Fund has ongoing arrangements to provide periodic holdings information to certain organizations that publish ratings and/or rankings for the Fund or that redistribute the Fund’s holdings to financial intermediaries to facilitate their analysis of the Fund. The Fund has determined that disclosure of holdings information to such organizations fulfills a legitimate business purpose and is in the best interest of shareholders, as it provides existing and potential shareholders with an independent basis for evaluating the Fund in comparison to other mutual funds. As of the date of this SAI, all such organizations receive holdings information after it has been made public on the Fund’s website.

No compensation or other consideration may be paid to the Fund, the Fund’s service providers, or any other party in connection with the disclosure of portfolio holdings information.

Under the Holdings Policy, disclosure of nonpublic portfolio holdings information to parties other than those discussed above must meet all of the following conditions:

1	Recipients of portfolio holdings information must agree in writing to keep the information confidential until it has been posted to the Fund’s website and not to trade based on the information;

2	Holdings may only be disclosed as of a month-end date;

3	No compensation may be paid to the Fund, the Manager or any other party in connection with the disclosure of information about portfolio securities; and

4	A member of the Manager’s Compliance staff must approve requests for nonpublic holdings information.

In determining whether to approve a request for portfolio holdings disclosure by the Manager, Compliance staff generally considers the type of requestor and its relationship to the Fund, the stated reason for the request, any historical pattern of requests from that same individual or entity, the style and strategy of the Fund for which holdings have been requested (e.g., passive versus active management), whether the Fund is managed by one or multiple investment managers, and any other factors it deems relevant. Any potential conflicts between shareholders and affiliated persons of the Fund that arise as a result of a request for portfolio holdings information shall be decided by the Manager in the best interests of shareholders. However, if a conflict exists between the interests of shareholders and the Manager, the Manager may present the details of the request to the Board for a determination to either approve or deny the request. On a quarterly basis, the Manager will prepare a report for the Board outlining any instances of disclosures of nonpublic holdings during the period that did not comply with the Holdings Policy. The Compliance staff generally determines whether a historical pattern of requests by the same individual or entity constitutes an “ongoing arrangement” and should be disclosed in the Fund’s SAI.

The Manager and the sub-advisor(s) to the Fund may manage substantially similar portfolios for clients other than the Fund. Those other clients may receive and publicly disclose their portfolio holdings information prior to public disclosure by the Fund. The Holdings Policy is not intended to limit the Manager or the sub-advisor(s) from making such disclosures to their clients.

LENDING OF PORTFOLIO SECURITIES

The  Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the beneficial owner of the loaned securities and continues to be entitled to payments in amounts approximately equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The  Fund does not have the right to vote on securities while they are on loan. However, it is the Fund’s policy to attempt to terminate loans in time to vote those proxies that the Fund determines are material to its interests. Loans of portfolio securities may not exceed 33¹/3% of the value of the Fund’s total assets (including the value of all assets received as collateral for the loan). The Fund will receive collateral consisting of cash in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, approved bank letters of credit, or other forms of collateral that are permitted by the SEC for registered investment companies, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of cash, the Fund will reinvest the cash and may pay the borrower a pre-negotiated fee or “rebate” for the use of that cash collateral. Under the terms of the securities loan agreement between the Fund and State Street, its securities lending agent, State Street indemnifies the Fund for certain losses resulting from a borrower default. However, should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund seeks to minimize this risk by normally limiting the investment of cash collateral to registered money market funds, including money market funds advised by the Manager that invest in U.S. Government and agency securities.

For all funds that engage in securities lending, the Manager receives compensation for administrative and oversight functions with respect to securities lending, including oversight of the securities lending agent. The amount of such compensation depends on the income generated by the loan of the securities.

As of the date of this SAI, the Fund does not intend to engage in securities lending activities.

TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees

The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Fund, which includes the general oversight and review of the Fund’s investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts as well as the stated policies of the Fund. The Board oversees the Trust’s officers and service providers, including

American Beacon, which is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including American Beacon’s investment personnel and the Trust’s CCO. The Board also is assisted by the Trust’s independent registered public accounting firm (which reports directly to the Trust’s Audit and Compliance Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund. American Beacon, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management for the Fund. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Board members who are not “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act (“Independent Trustees”). The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Fund.

In general, the Fund’s risks include, among others, investment risk, credit risk, liquidity risk, securities selection risk and valuation risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Fund. In addition, under the general oversight of the Board, American Beacon, the Fund’s investment adviser, and other service providers to the Fund have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. Further, American Beacon as manager of the Fund oversees and regularly monitors the investments, operations and compliance of the Fund’s investment advisers.

The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, and senior officers of American Beacon, and the Fund’s CCO regularly report to the Board on a range of matters, including those relating to risk management. The Board and the Investment Committee also regularly receive reports from American Beacon with respect to the investments, securities trading and securities lending activities of the Fund, as applicable. In addition to regular reports from American Beacon, the Board also receives reports regarding other service providers to the Trust, either directly or through American Beacon or the Fund’s CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Fund’s CCO regarding the effectiveness of the Fund’s compliance program. Also, typically on an annual basis, the Board receives reports, presentations and other information from American Beacon in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with American Beacon and the Trust’s distribution plans under Rule 12b-1 under the Investment Company Act.

Senior officers of the Trust and American Beacon also report regularly to the Audit and Compliance Committee on Fund valuation matters and on the Trust’s internal controls and accounting and financial reporting policies and practices. In addition, the Audit and Compliance Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Audit and Compliance Committee meets with the Fund’s CCO to discuss matters relating to the Fund’s compliance program.

Board Structure and Related Matters

Independent Trustees constitute at least three-quarters of the Board. Brenda A. Cline, an Independent Trustee, serves as Independent Chair of the Board. The Independent Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the Fund. The Independent Chair shall perform such other duties as the Board may from time to time determine.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the responsibilities of that committee. The Board has established three standing committees: the Audit and Compliance Committee, the Investment Committee and the Nominating and Governance Committee. For example, the Investment Committee is responsible for oversight of the process, typically performed annually, by which the Board considers and approves the Fund’s investment advisory agreement with American Beacon, while specific matters related to oversight of the Fund’s independent auditors have been delegated by the Board to its Audit and Compliance Committee, subject to approval of the Audit and Compliance Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the funds in the Trust, the number of series of the American Beacon Funds Complex overseen by the Board, the arrangements for the conduct of the Fund’s operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Funds in the complex.

The Trust is part of the American Beacon Funds Complex, which is comprised of XX  series within the American Beacon Funds, XX  series within the American Beacon Institutional Funds Trust, and  XX  series within the American Beacon Select Funds. The same persons who constitute the Board of the Trust also constitute the Board of the American Beacon Institutional Funds Trust and the American Beacon Select Funds and each Trustee oversees the Trusts’ combined 27 series.

The Board holds five (5) regularly scheduled meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The Trustees of the Trust are identified in the tables below, which provide information as to their principal business occupations and directorships held during the last five years and certain other information. Subject to the Trustee Retirement Plan described below, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The address of each Trustee listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee serves for an indefinite term or until his or her removal, resignation, or retirement.*

Name and Year of Birth*	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
INTERESTED TRUSTEE
Eugene J. Duffy (1954)**	Trustee since 2008	Trustee since 2017

Managing Director, Global Investment Management Distribution, Mesirow Financial Administrative Corporation (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-2016); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

NON-INTERESTED TRUSTEES
Gilbert G. Alvarado (1969)	Trustee since 2015	Trustee since 2017

Chief Financial Officer, The Conrad Prebys Foundation (2022-Present); President, SJVIIF, LLC, Impact Investment Fund (2018-2022); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President/CFO, Sierra Health Foundation (health conversion private foundation) (2006-2022); Senior Vice President/CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-2022); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Joseph B. Armes (1962)	Trustee since 2015	Trustee since 2017

Director, Switchback Energy Acquisition (2019-2021); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (investment company) (2014-2017); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Gerard J. Arpey (1958)	Trustee since 2012	Trustee since 2017

Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-Present); Director, The Home Depot, Inc. (NYSE: HD) (2015-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Brenda A. Cline (1960)	Chair since 2019 Vice Chair 2018 Trustee since 2004	Chair since 2019 Vice Chair 2018 Trustee since 2017

Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End (2) and Open-End Funds (3) (2017-2021); Chair, American Beacon Sound Point Enhanced Income Fund (2019-2021), Vice Chair (2018), Trustee (2018-2021); Chair, American Beacon Apollo Total Return Fund (2019-2021), Vice Chair (2018), Trustee (2018-2021).

Claudia A. Holz (1957)	Trustee since 2018	Trustee since 2018

Independent Director, Blue Owl Capital Inc. (2021-Present); Partner, KPMG LLP (1990-2017); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Douglas A. Lindgren (1961)	Trustee since 2018	Trustee since 2018

Director, JLL Income Property Trust (2022-Present); CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Barbara J. McKenna (1963)	Trustee since 2012	Trustee since 2017

President/Managing Principal, Longfellow Investment Management Company (2005-Present, President since 2009); Member, External Diversity Council of the Federal Reserve Bank of Boston (2021-Present); Member, Federal Reserve Bank of Boston CEO Roundtable (2021-Present); Board Advisor, United States Tennis Association (2021-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

*	The Board has adopted a retirement policy that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

**	Mr. Duffy is deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Gilbert G. Alvarado: Mr. Alvarado has extensive organizational management and financial experience as senior vice president and chief financial officer in public charities and private foundations, service as director of private companies and non-profit organizations, service as president of non-profit institutional investment fund, an adjunct professor for a non-profit school of management at University of San Francisco, and multiple years of service as a Trustee.

Joseph B. Armes: Mr. Armes  has extensive financial, investment and organizational management experience as chairman of the board of directors, president and chief executive officer of an investment company listed on NASDAQ, president and chief executive officer of a private family investment vehicle, chief operating officer of a private holding company for a family office, president, chief executive officer, chief financial officer and director of a special purpose acquisition company listed on the American Stock Exchange, a director and audit committee chair of an oil and gas exploration and production company listed on the New York Stock Exchange and as an officer of public companies and as a director and officer of private companies, and multiple years of service as a Trustee.

Gerard J. Arpey: Mr. Arpey has extensive organizational management, financial and international experience serving as chairman, chief executive officer, and chief financial officer of one of the largest global airlines, service as a director of public and private companies, service to several charitable organizations, and multiple years of service as a Trustee.

Brenda A. Cline: Ms. Cline has extensive organizational management, financial and investment experience as executive vice president, chief financial officer, secretary and treasurer to a private foundation, service as a director, trustee, audit committee chair, and member of the nominating and governance committees of various publicly held companies and mutual funds, service as a trustee to a private university, and several charitable boards, including acting as a member of their investment and/or audit committees, extensive experience as an audit senior manager with a large public accounting firm, and multiple years of service as a Trustee.

Eugene J. Duffy: Mr. Duffy has extensive experience in the investment management business and organizational management experience as a member of senior management, service as a director of a bank, service as a chairman of a charitable fund and as a trustee to an association, service on the board of a private university and non-profit organization, service as chair to a financial services industry association, and multiple years of service as a Trustee.

Claudia A. Holz: Ms. Holz has extensive financial audit and organizational management experience obtained as an audit partner with a major public accounting firm for over 27 years. Prior to her retirement, she led audits of large public investment company complexes and held several management roles in the firm’s New York and national offices.

Douglas A. Lindgren: Mr. Lindgren has extensive senior management experience in the asset management industry, having overseen several organizations and numerous fund structures and having served as an Adjunct Professor of Finance at Columbia Business School.

Barbara J. McKenna: Ms. McKenna has extensive experience in the investment management industry, organizational management experience as a member of senior management, service as a director of an investment manager, member of numerous financial services industry associations, and multiple years of service as a Trustee.

Committees of the Board

The Trust has an Audit and Compliance Committee (“Audit Committee”).  The Audit Committee consists of Mses. Holz (Chair) and McKenna and Messrs. Armes  and Duffy. Ms. Cline, as Chair of the Board, serves on the Audit Committee in an ex-officio non-voting capacity. As set forth in its charter, the primary purposes of the Trust’s Audit Committee are: (a) to oversee the accounting and financial reporting processes of the Trust and the Fund and their internal controls and, as the Audit Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; (d) to oversee the Trust’s compliance with all regulatory obligations arising under applicable federal securities laws, rules and regulations and oversee management’s implementation and enforcement of the Trust’s compliance policies and procedures (“Compliance Program”); (e) to coordinate the Board’s oversight of the Trust’s CCO in connection with his or her implementation of the Trust’s Compliance Program; and (f) to assist the Board with the aspects of risk oversight of the Trust that are relevant to the Audit Committee, including, but not limited to, valuation, operational, and compliance risks. All members of the Audit Committee are Independent Trustees. The Audit Committee met four (4)  times during the fiscal year ended August 31, 2023.

The Trust has a Nominating and Governance Committee (“Nominating Committee”) that is comprised of Messrs. Armes (Chair) and Alvarado, and Mses. Cline and McKenna. As set forth in its charter, the Nominating Committee’s primary purposes are: (a) to make recommendations regarding the nomination of non-interested Trustees to the Board; (b) to make recommendations regarding the appointment of an Independent Trustee as Chair of the Board; (c) to evaluate qualifications of potential “interested” members of the Board and Trust officers; (d) to review shareholder recommendations for nominations to fill vacancies on the Board; (e) to make recommendations to the Board for nomination for membership on all committees of the Board; (f) to consider and evaluate the structure, composition and operation of the Board; (g) to review shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders; and (h) to consider and make recommendations relating to the compensation of Independent Trustees and of those officers as to whom the Board is charged with approving compensation. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Secretary of the Fund, and must otherwise comply with the Declaration of Trust and By-Laws of the Trust. The Nominating and Governance Committee met four (4)  times during the fiscal year ended August 31, 2023.

The Trust has an Investment Committee that is comprised of Messrs. Lindgren (Chair), Alvarado and Arpey. Ms. Cline, as Chair of the Board, serves on the Investment Committee in an ex-officio non-voting capacity. As set forth in its charter, the Investment Committee’s primary purposes are: (a) to review and evaluate the short- and long-term investment performance of the Manager and each of the designated sub-advisors to the Fund; (b) to evaluate recommendations by the Manager regarding the hiring or removal of designated sub-advisors to the Fund; (c) to review material changes recommended by the Manager to the allocation of Fund assets to a sub-advisor; (d) to review proposed changes recommended by the Manager to the investment objectives or principal investment strategies of the Fund; (e) to review proposed changes recommended by the Manager to the material provisions of the advisory agreement with a sub-advisor, including, but not limited to, changes to the provision regarding compensation; and (f) to assist the Board with the aspects of risk oversight of the Trust that are relevant to the Investment Committee, including, but not limited to counterparty, investment and liquidity risks. The Investment Committee met four (4)  times during the fiscal year ended August 31, 2023.

Trustee Ownership in the Fund

The following tables show the amount of equity securities owned in the Fund and all series of the American Beacon Funds Complex by the Trustees as of the calendar year ended December 31, 2022.

INTERESTED TRUSTEE
Duffy
American Beacon FEAC Floating Rate Income Fund	None
Aggregate Dollar Range of Equity Securities in all Trusts (27 Funds as of December 31, 2022)	Over $100,000
NON-INTERESTED TRUSTEES
	Alvarado	Armes	Arpey	Cline	Holz	Lindgren	McKenna
American Beacon FEAC Floating Rate Income Fund	None	None	None	None	None	None	None
Aggregate Dollar Range of Equity Securities in all Trusts (27 Funds as of December 31, 2022)	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Trustee Compensation

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $130,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $12,000 for in-person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by videoconference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time.

For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives a single $2,500 fee each quarter for her attendance at the Audit Committee and Investment Committee meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

The following table shows total compensation (excluding reimbursements) paid by the Trusts to each Trustee for the fiscal year ended August 31, 2023.
Name of Trustee	Aggregate Compensation from the Trust	Total Compensation from the Trusts
INTERESTED TRUSTEE
Eugene J. Duffy	$189,532	$201,000
NON-INTERESTED TRUSTEES
Gilbert G. Alvarado	$208,627	$221,250
Joseph B. Armes	$201,791	$214,000
Gerard J. Arpey	$200,848	$213,000
Brenda A. Cline[1]	$249,881	$265,000
Claudia A. Holz	$217,585	$230,750
Douglas A. Lindgren	$217,585	$230,750
Barbara J. McKenna	$208,627	$221,250
1	Upon her retirement from the Board, Ms. Cline is eligible for flight benefits afforded to Eligible Trustees who served on the Boards prior to September 12, 2008 as described below.

The Boards have adopted a Trustee Retirement Plan. The Trustee Retirement Plan provides that a Trustee who has served on the Boards prior to September 12, 2008, and who has reached a mandatory retirement age established by the Board (currently 75) is eligible to elect Trustee Emeritus status (“Eligible Trustees”). Eligible Trustees who have served on the Board of one or more Trusts for at least five years may elect to retire from the

Board at an earlier age and immediately assume Trustee Emeritus status. The Board has determined that, other than the Trustee Retirement Plan established for Eligible Trustees, no other retirement benefits will accrue for current or future Trustees. Ms. Cline is the only Eligible Trustee.

Each Eligible Trustee and his or her spouse (or designated companion) may receive annual flight benefits from the Trusts of up to $40,000 combined, on a tax-grossed up basis, on American Airlines (a subsidiary of the Manager’s former parent company) for a maximum period of 10 years, depending upon length of service prior to September 12, 2008. Eligible Trustees may opt to receive instead an annual retainer of $20,000 from the Trusts in lieu of flight benefits. No retirement benefits are accrued for Board service after September 12, 2008.

A Trustee Emeritus must be reasonably available to provide advice, counseling and assistance to the Trustees and American Beacon as needed, as agreed to from time to time by the parties involved; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the  Fund. Currently, three individuals who retired from the Board and accrued retirement benefits for periods prior to September 12, 2008, have assumed Trustee Emeritus status. Two individuals and their spouses receive annual flight benefits of up to $40,000 combined, on a tax-grossed up basis, on American Airlines. The other individual receives an annual retainer of $20,000 from the Trusts in lieu of flight benefits.

Principal Officers of the Trust

The Officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the Officers of the Trust, their ages, their business address and their principal occupations and directorships during the past five years are as set forth below. The address of each Officer is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Officer serves for a term of one year or until his or her resignation, retirement, or removal. Each Officer has and continues to hold the same position with the American Beacon Funds, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust.

Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
OFFICERS
Jeffrey K. Ringdahl (1975)	President since April 2022 Vice President 2010-2022	President since April 2022 Vice President 2017-2022

Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2010-2022), Senior Vice President (2013-2018), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2018-2022), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director (2017-Present), President and Chief Executive Officer (2022-Present), Executive Vice President (2017-2022), Resolute Investment Distributors, Inc.; Director (2017-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2018-2022), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; President (2022-Present), Senior Vice President (2017-2022), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, L.L.C.; Trustee, American Beacon NextShares Trust (2015-2020); Director and Executive Vice President & Chief Operating Officer, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director and Executive Vice President, Continuous Capital, LLC (2018-2022); Director, RSW Investments Holdings, LLC (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-2018); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director (2014-Present), President (2022-Present) and Vice President (2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director (2018-Present) and, President (2022-Present), Vice President (2018-2022), American Beacon Cayman TargetRisk Company, Ltd.; Director and President, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Director and President, American Beacon Cayman Trend Company, Ltd. (2023-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
Rosemary K. Behan (1959)	Vice President, Secretary and Chief Legal Officer since 2006	Vice President, Secretary and Chief Legal Officer since 2017

Senior Vice President (2021-Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present), American Beacon Advisors, Inc.; Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Vice President (2015-2021), Secretary and General Counsel (2015-Present), Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc. (2017-Present); Senior Vice President (2021-Present), Vice President (2017-2021), Secretary and General Counsel (2017-Present), Resolute Investment Services, Inc.; Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-2022); Secretary, Green Harvest Asset Management, LLC (2019-2021); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Secretary, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Secretary, American Beacon Cayman Trend Company, Ltd. (2023-Present); Vice President, Secretary, and Chief Legal Officer, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, Secretary, and Chief Legal Officer, American Beacon Apollo Total Return Fund (2018-2021).

Paul B. Cavazos (1969)	Vice President since 2016	Vice President since 2017

Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Vice President, American Private Equity Management, L.L.C. (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Erica B. Duncan (1970)	Vice President since 2011	Vice President since 2017

Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers, Inc. (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Rebecca L. Harris (1966)	Vice President Since 2022	Vice President Since 2022

Senior Vice President (2021-Present), Vice President (2011-2021), American Beacon Advisors, Inc.; Senior Vice President (2021-Present), Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2017-2021), Resolute Investment Services, Inc.; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President (2018-2022), Director (2022) Continuous Capital, LLC; Director (2022-Present) National Investment Services of America, LLC; Director (2022-Present) RSW Investments Holdings LLC; Director (2022-Present) Shapiro Capital Management LLC; Director (2022-Present) SSI Investment Management LLC; Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021); Assistant Secretary, American Beacon Funds (2010 – 2022); Assistant Secretary, American Beacon Select Funds (2010 – 2022); Assistant Secretary, American Beacon Institutional Funds Trust (2017 – 2022).

Terri L. McKinney (1963)	Vice President since 2010	Vice President since 2017

Senior Vice President, (2021-Present) Vice President, (2009-2021), American Beacon Advisors, Inc.; Senior Vice President (2021-Present), Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2018-2021), Resolute Investment Services, Inc.; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-2022); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Samuel J. Silver (1963)	Vice President since 2011	Vice President since 2017

Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc.; Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
Melinda G. Heika (1961)	Vice President since 2021	Vice President since 2021

Senior Vice President (2021-Present), Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Treasurer and CFO (2017-Present), Resolute Investment Managers, Inc.; Treasurer, Resolute Investment Distributors, Inc. (2017); Senior Vice President (2021-Present), Treasurer and CFO (2017-Present), Resolute Investment Services, Inc.; Treasurer, American Private Equity Management, L.L.C. (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer, Continuous Capital, LLC (2018-2022); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director (2014-Present), Vice President (2022-Present) and Treasurer (2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director and Vice President (2022-Present), and Treasurer (2018-2022), American Beacon Cayman TargetRisk Company, Ltd.; Director and Vice President, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Director and Vice President, American Beacon Cayman Trend Company, Ltd. (2023-Present); Principal Accounting Officer and Treasurer, American Beacon Funds (2010-2021); Principal Accounting Officer and Treasurer, American Beacon Select Funds (2010-2021); Principal Accounting Officer and Treasurer, American Beacon Institutional Funds Trust (2017-2021); Principal Accounting Officer and Treasurer (2018-2021), Vice President (2021), American Beacon Sound Point Enhanced Income Fund; Principal Accounting Officer and Treasurer (2018-2021), Vice President (2021), American Beacon Apollo Total Return Fund (2018-2021).

Gregory Stumm (1981)	Vice President since 2022	Vice President since 2022

Senior Vice President, American Beacon Advisors, Inc. (2022-Present); Senior Vice President, Resolute Investment Managers, Inc.    (2022-Present); Senior Vice President, Resolute Investment Services, Inc. (2022-Present); Director and Senior Vice President, Resolute Investment Distributors, Inc. (2022-Present).

Sonia L. Bates (1956)	Principal Accounting Officer and Treasurer since 2021	Principal Accounting Officer and Treasurer since 2021

Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Vice President, Fund and Tax Reporting (2023-Present), Director, Fund and Tax Reporting (2011-2023), Resolute Investment Services, Inc; Assistant Treasurer, American Private Equity Management, L.L.C. (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Treasurer (2022-Present) and Assistant Treasurer (2018-2022), American Beacon Cayman TargetRisk Company, Ltd.; Treasurer, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Treasurer, American Beacon Cayman Trend Company, Ltd. (2023-Present); Assistant Treasurer (2018-2021), Principal Accounting Officer and Treasurer (2021), American Beacon Sound Point Enhanced Income Fund; Assistant Treasurer (2019-2021), Principal Accounting Officer and Treasurer (2021), American Beacon Apollo Total Return Fund; Assistant Treasurer, American Beacon Funds (2011-2021); Assistant Treasurer, American Beacon Select Funds (2011-2021); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-2021).

Christina E. Sears (1971)	Chief Compliance Officer since 2004 Assistant Secretary since 1999	Chief Compliance Officer and Assistant Secretary since 2017

Chief Compliance Officer (2004-Present), Vice President (2019-Present), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors, Inc. (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer, Green Harvest Asset Management, LLC (2019-2021); Chief Compliance Officer, RSW Investments Holdings, LLC (2019-Present); Chief Compliance Officer (2016-2019), Vice President (2016-2020), Alpha Quant Advisors, LLC; Chief Compliance Officer (2018-2019), Vice President (2018-2022), Continuous Capital, LLC.; Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
Shelley L. Dyson (1969)	Assistant Treasurer since 2021	Assistant Treasurer since 2021

Fund Tax Manager (2020-Present), Manager, Tax (2014-2020), Resolute Investment Services, Inc.; Assistant Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd (2022-Present); Assistant Treasurer, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Assistant Treasurer, American Beacon Cayman Trend Company, Ltd. (2023-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Treasurer, American Beacon Apollo Total Return Fund (2021).

Shelley D. Abrahams (1974)	Assistant Secretary since 2008	Assistant Secretary since 2017

Corporate Governance Manager (2023-Present), Senior Corporate Governance & Regulatory Specialist (2020-2023), Corporate Governance & Regulatory Specialist (2017-2020), Resolute Investment Services, Inc.; Assistant Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Secretary, American Beacon Cayman TargetRisk Company, Ltd (2022-Present); Assistant Secretary, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Assistant Secretary, American Beacon Cayman Trend Company, Ltd. (2023-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Michael D. Jiang (1984)	Assistant Secretary since 2021	Assistant Secretary since 2021

Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), American Beacon Advisors, Inc.; Assistant Secretary (2021-Present), Resolute Investment Distributors, Inc.; Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), Resolute Investment Managers, Inc.; Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), Resolute Investment Services, Inc.; Vice President (2018-2021), Second Vice President (2015-2018), The Northern Trust Company; Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2021).

Teresa A. Oxford (1958)	Assistant Secretary since 2015	Assistant Secretary since 2017

Assistant Secretary and Associate General Counsel (2015-Present), American Beacon Advisors, Inc.; Assistant Secretary (2018-2021), Resolute Investment Distributors, Inc.; Assistant Secretary and Associate General Counsel (2017-Present), Resolute Investment Managers, Inc.; Assistant Secretary and Associate General Counsel (2018-Present), Resolute Investment Services, Inc.; Assistant Secretary (2016-2020), Alpha Quant Advisors, LLC; Assistant Secretary (2020-2022), Continuous Capital, LLC.; Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

CODE OF ETHICS

The Manager, the Trust,  the Distributor, and the sub-advisor each have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act. Each Code of Ethics significantly restricts the personal trading of all employees with access to non-public portfolio information. For example, each Code of Ethics generally requires pre-clearance of all personal securities trades (with limited exceptions) and prohibits employees from purchasing or selling a security that is being purchased or sold or being considered for purchase (with limited exceptions) or sale by any Fund. In addition, the Manager’s and the Trust’s Code of Ethics requires employees to report trades in shares of the Trusts. Each Code of Ethics is on public file with, and may be obtained from, the SEC.

PROXY VOTING POLICIES

From time to time, the Fund may own a security whose issuer solicits a proxy vote on certain matters. The Board seeks to ensure that proxies are voted in the best interests of the Fund’s shareholders and has delegated proxy voting authority to the Manager. The Manager in turn has delegated proxy voting authority to the sub-advisor with respect to the Fund’s assets under the sub-advisor’s management. The Trust has adopted a Proxy Policy that governs proxy voting by the Manager and sub-advisor, including procedures to address potential conflicts of interest between the Fund’s shareholders and the Manager, the sub-advisor or their affiliates. The Board has approved the Manager’s proxy voting policies and procedures with respect to Fund assets under the Manager’s management. Please see Appendix A for a copy of the Proxy Policy. The sub-advisor’s proxy voting policy and procedures are summarized (or included in their entirety) in Appendix B. The Fund’s proxy voting record for the most recent year ended June 30 will be available as of August 31 of each year upon request and without charge by calling 1-800-967-9009 or by visiting the SEC’s website at http://www.sec.gov. The proxy voting record can be found in Form N-PX on the SEC’s website.

CONTROL PERSONS AND 5% SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of any class of the Fund’s outstanding shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. The actions of an entity or person that controls the Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over the Fund or large redemptions by a control person could cause the Fund’s other shareholders to pay a higher pro rata portion of the Fund’s expenses.

Set forth below are entities or persons that own 5% or more of the outstanding shares of a class of the Fund as of November 30, 2023. [The Trustees and officers of the Trusts, as a group, own less than 1% of all classes of the Fund’s shares outstanding.]

Shareholder Address	Fund Percentage (listed if over 25%)	A CLASS	C CLASS	Investor CLASS	R5 CLASS	SP CLASS	Y CLASS
XX	XX	XX	XX	XX	XX	XX	XX

INVESTMENT ADVISORY AGREEMENT

The  Fund’s sub-advisor is listed below with information regarding its controlling persons or entities. According to the Investment Company Act, a person or entity with control with respect to an investment advisor has “the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company.” Persons and entities affiliated with the sub-advisor may be considered affiliates of the Fund.

First Eagle Alternative Credit, LLC (“FEAC”), a Delaware limited liability company, is wholly owned by First Eagle Investment Management, LLC (“FEIM”). FEIM is a subsidiary of First Eagle Holdings, Inc. (“FE Holdings”). A controlling interest in FE Holdings is owned by BCP CC Holdings L.P., a Delaware limited partnership (“BCP CC Holdings”). BCP CC Holdings GP L.L.C., a Delaware limited liability company, is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. (“BCP VI”) and Corsair IV Financial Services Capital Partners L.P. (“Corsair IV”). BCP VI and Corsair IV are indirectly controlled by Blackstone Inc. (“Blackstone”) and Corsair Capital LLC (“Corsair”), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in FE Holdings through BCP CC Holdings.

FEAC
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity’s Business
First Eagle Holdings, Inc.	Parent Company	Holding Company
BCP CC Holdings L.P. (“BCP CC Holdings”)	Controlling Interest in Parent Company	Holding Company
Blackstone Inc.	Indirect Control of General Partner of BCP CC Holdings	Financial Services
Corsair Capital LLC	Indirect Control of General Partner of BCP CC Holdings	Financial Services

The Trust, on behalf of the American Beacon FEAC Floating Rate Income Fund, and the Manager have entered into an Investment Advisory Agreement with FEAC pursuant to which the Fund has agreed to pay  FEAC an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets equal to 0.30% on the first $2 billion, and 0.25% on the Fund’s assets in excess of $2 billion.

The Investment Advisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the Fund on no less than thirty (30) days’ nor more than sixty (60) days’ written notice to the sub-advisor, or by the sub-advisor upon sixty (60) days’ written notice to the Trust. The Investment Advisory Agreement will continue in effect for an initial period of two years and thereafter from year to year provided that annually such continuance is specifically approved by a vote of the Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders.

MANAGEMENT, ADMINISTRATIVE, SECURITIES LENDING, AND DISTRIBUTION SERVICES

The Manager

The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”).  RIM is, in turn, a wholly-owned subsidiary of  Resolute Acquisition, Inc., which is a wholly-owned subsidiary of  Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC  and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms. The address of Kelso and its investment funds is 320 Park Avenue, 24th Floor, New York, NY 10022. The address of Estancia and its investment fund is 20865 N 90th Place, Suite 200, Scottsdale, AZ 85255. The address of  RIH is 220 East Las Colinas Boulevard, Suite 1200, Irving, TX 75039.

Listed below are individuals and entities that may be deemed control persons of the Manager.

Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity’s Business
Resolute Investment Holdings, LLC	Parent Company	Holding Company - Founded in 2015
Kelso Investment Associates VIII, L.P.	Ownership in Parent Company	Investment Fund

On July 11, 2023, (i) RIH, Resolute Investment Managers, Inc. (“RIM”) and certain of their affiliates, and (ii) the current owners of approximately 93% of RIH (the “Current Ownership Group”) entered into a transaction agreement with certain creditors of RIM (the “Lender Group”) pursuant to which (i) all equity interests in RIH would be cancelled, (ii) new equity interests would be issued to members of the Lender Group, and (iii) the existing credit agreements between RIM and the Lender Group would be terminated and a new credit agreement would be executed (“Transaction”). The Lender Group consists of various institutional investment funds (“New Ownership Group”) that are managed by financial institutions and other investment advisory firms. The address of the New Ownership Group will be 220 East Las Colinas Boulevard, Suite 1200, Irving, TX 75039.
Upon the closing of the Transaction, the Manager will be wholly-owned indirectly by the New Ownership Group, rather than the Current Ownership Group. The Transaction is expected to close in the fourth calendar quarter of 2023, subject to the satisfaction of certain closing conditions. The Transaction will result in a change of control of the Manager and the termination of the Fund’s management and investment advisory agreements (the “Current Management Agreement” and “Current Investment Advisory Agreement,” respectively). The Board has approved a new management agreement with the Manager (the “New Management Agreement”) and a new investment advisory agreement among the Manager, the  sub-advisor and American Beacon Funds, on behalf of the Fund (the “New Investment Advisory Agreement”), that would become effective upon the closing of the Transaction. A meeting of the shareholders of the Fund as of July 31, 2023, has been called to consider the New Management Agreement and such other matters as may properly come before the meeting. In advance of the meeting, proxy materials were sent to those shareholders regarding the New Management Agreement. There are no anticipated changes in the services provided by the Manager or the  sub-advisor or in the fee rates charged by the Manager or  the sub-advisor to the Fund.

The Manager is paid a management fee as compensation for providing the Fund with management and administrative services. The expenses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets represented by such class. The Management Agreement provides for the Manager to receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

Operating expenses directly attributable to a specific class are charged against the assets of that class. Pursuant to the Management Agreement, the Manager provides the Trust with office space, office equipment and personnel necessary to manage and administer the Trust’s operations. This includes:

■	complying with reporting requirements;

■	corresponding with shareholders;

■	maintaining internal bookkeeping, accounting and auditing services and records;

■	supervising the provision of services to the Trust by third parties; and

■	administering the interfund lending facility and lines of credit, if applicable.

In addition to its oversight of the sub-advisor, the Manager may invest the portion of the Fund’s assets that the sub-advisor determines to be allocated to short-term investments.

The Fund is responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of the Fund’s tax returns; interest; costs of Trustee and shareholder meetings; preparing, printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Fund’s existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Trustees; insurance and fidelity bond premiums; fees paid to service providers providing reports regarding adherence by the sub-advisor to the investment style of the Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the sub-advisor; and any extraordinary expenses of a nonrecurring nature.

The Manager has contractually agreed from time to time to waive fees and/or reimburse expenses for the Fund in order to maintain competitive expense ratios for the Fund. The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Fund’s Board of Trustees. The Manager will itself waive fees and/or reimburse expenses of the Fund to maintain the contractual expense ratio caps for each applicable class of shares or make arrangements with other service providers to do so. The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of the Fund. The Board approved a policy whereby the Manager may seek repayment for such fee waivers and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Fund’s Total Annual Fund Operating Expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of recoupment.

The following tables show the total management fees paid to the Manager for management and administrative services and the investment advisory fees paid to the sub-advisor based on the Fund’s average daily net assets for the Fund’s three most recent fiscal years ended August 31. The following tables also show the fees waived or recouped by the Manager and the fees waived by the sub-advisor, if applicable. The fees paid to the Manager were equal to 0.35% of the Fund’s average daily net assets. In the tables below, the fees paid to the sub-advisor are expressed both as a dollar amount and percentage of the Fund’s average daily net assets.

Management Fees Paid to American Beacon Advisors, Inc. (Gross)
	2021	2022	2023
American Beacon FEAC Floating Rate Income Fund	$2,102,218	$2,267,948	$1,097,226

Sub-Advisor Fees (Gross)
	2021	2022	2023
American Beacon FEAC Floating Rate Income Fund*	$2,092,287	$2,267,730	$1,029,764
	0.35%	0.35%	0.30%
*	Sub-Advisor Fees includes fees paid to Sound Point Capital Management, LP (“Sound Point”), formerly a sub-advisor of the Fund, for the Fund’s fiscal years ended August 31, 2021 and August 31, 2022, and through December 30, 2022. On December 30, 2022, Sound Point was terminated as sub-advisor to the Fund and on December 31, 2022, FEAC was appointed as sub-advisor to the Fund.

Management Fees (Waived)/Recouped
	2021	2022	2023
American Beacon FEAC Floating Rate Income Fund	$0	$0	$(151,581)

Sub-Advisor Fees (Waived)
	2021	2022	2023
American Beacon FEAC Floating Rate Income Fund*	$(164,411)	$(233,349)	$(51,914)
*	Sub-Advisor Fees (Waived) reflects fees waived by Sound Point, formerly a sub-advisor of the Fund, for the Fund’s fiscal years ended August 31, 2021 and August 31, 2022, and through December 30, 2022. On December 30, 2022, Sound Point was terminated as sub-advisor to the Fund and on December 31, 2022, FEAC was appointed as sub-advisor to the Fund.

Distribution Fees

The Manager (or another entity approved by the Board) under a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act, is paid up to 0.25% per annum of the average daily net assets of the A Class and SP Class shares and up to 1.00% per annum of the average daily net assets of the C Class shares of the Fund for distribution and shareholder servicing related services, including expenses relating to selling efforts of various broker-dealers, shareholder servicing fees and the preparation and distribution of A Class, C Class and SP Class shares advertising material and sales literature. The Manager will receive Rule 12b-1 fees from the A Class, C Class and SP Class shares regardless of the amount of the Manager’s actual expenses related to distribution and shareholder servicing efforts on behalf of each Class. Thus, the Manager may realize a profit or a loss based upon its actual distribution and shareholder servicing related expenditures for the A Class, C Class and SP Class. With respect to the A Class and C Class shares of the Fund, the Manager anticipates that the Rule 12b-1 plan will benefit shareholders by providing broader access to the Fund through broker-dealers and other financial intermediaries who require compensation for their expenses in order to offer shares of the Fund. With respect to the SP Class shares of the Fund, the Manager anticipates that the Rule 12b-1 plan will benefit shareholders by attracting new investments from, retaining, and servicing existing shareholders. The Board has not authorized Y Class, R5 Class, or Investor Class shares of the Fund to pay any fees pursuant to a distribution plan. Distribution fees pursuant to Rule 12b-1 under the Investment Company Act for the fiscal year ended August 31, 2023 were:

Distribution Fees
A Class	$45,336
C Class	$166,536
SP Class	$122

Certain sub-advisors of the Fund or other series of the American Beacon Funds contribute to the Manager to support the American Beacon Funds’ distribution activities.

Service Plan Fees

The A Class, C Class, and Investor Class have each adopted a Service Plan (collectively, the “Service Plans”). The Service Plans authorize the payment to the Manager (or another entity approved by the Board) of up to 0.375% per annum of the average daily net assets of the Investor Class shares, up to 0.25% per annum of the average daily net assets of the A Class shares and up to 0.25% per annum of the average daily net assets of the C Class shares. In addition, the Fund may reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries attributable to Y Class and R5 Class shares. The Manager or other approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of A Class, C Class, Y Class, R5 Class, and Investor Class shares including, but not limited to, payment of shareholder service fees and transfer agency or sub-transfer agency expenses. The fees, which are included as part of the Fund’s “Other Expenses” in the Table of Fees and Expenses in the Prospectus, will be payable monthly in arrears. The primary non-distribution shareholder fees paid to financial intermediaries, such as plan sponsors and broker-dealers, generally include shareholder servicing, record keeping and servicing fees. Service Plan fees paid by the A Class, C Class, and Investor Class shares of the Fund pursuant to the applicable Service Plan for the three most recent fiscal years ended August 31 are set forth below.

	2021	2022	2023
A Class	$18,206	$16,502	$12,334
C Class	$22,016	$15,088	$11,534
Investor Class	$197,370	$189,684	$84,474

Securities Lending Fees

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund would pay to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 10% of such loan fees.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs.

The Manager has not received any fees from securities lending activities of the Fund within the last three fiscal years.

As of the date of this SAI, the Fund does not intend to engage in securities lending activities.

The SEC has granted exemptive relief that permits the Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

The Distributor

Resolute Investment Distributors, Inc. (“RID” or “Distributor”) is the Fund’s distributor and principal underwriter of the Fund’s shares.

RID, located at 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039, is a registered broker-dealer and is a member of FINRA. The Distributor is affiliated with the Manager through common ownership. Under a Distribution Agreement with the Trust, the Distributor acts as the distributor and principal underwriter of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Fund’s  shares. Pursuant to the Distribution Agreement, to the extent applicable, the Distributor receives, and may re-allow to broker-dealers, all or a portion of the sales charge paid by the purchasers of A Class and C Class shares. For A Class and C Class shares, the Distributor receives commission revenue consisting of the portion of the A Class and C Class sales charge remaining after the allowances by the Distributor to the broker-dealers. The Distributor retains any portion of the commission fees that are not paid to the broker-dealers for use solely to pay distribution related expenses.

The aggregate sales charges paid to, or retained by, the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares during the three most recent fiscal years ended August 31  are shown in the table below:

American Beacon Fund		Sales Charge Revenue		Deferred Sales Charge Revenue
	Fiscal Year	Amount Paid to Distributor	Amount Retained by Distributor	Amount Paid to Distributor	Amount Retained by Distributor
American Beacon FEAC Floating Rate Income Fund	2023	$1,375	$294	$330	$0
	2022	$22,512	$3,869	$4,426	$0
	2021	$29,678	$1,783	$3,154	$0

RID does not receive compensation on redemptions and repurchases, brokerage commissions, or other compensation. However, as shown in a separate chart, RID may receive distribution fees (i.e., Rule 12b-1 fees) from certain share classes of the Fund.

OTHER SERVICE PROVIDERS

State Street, located at One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, serves as custodian (“Custodian”) for the Fund. State Street also serves as the Fund’s Foreign Custody Manager pursuant to rules adopted under the Investment Company Act, whereby it selects and monitors eligible foreign sub-custodians. The Manager also has entered into a sub-administration agreement with State Street. Under the sub-administration agreement, State Street provides the Fund with certain financial reporting and tax services.

Pursuant to an administrative services agreement among the Manager, the Trust, American Beacon Institutional Funds Trust and Parametric Portfolio Associates LLC (“Parametric”), located at 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104, Parametric provides certain administrative services related to the equitization of cash balances for certain series of the American Beacon Funds Complex.

SS&C  GIDS, Inc., located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169 is the transfer agent and dividend paying agent for the Trust and provides these services to Fund shareholders.

The Fund’s independent registered public accounting firm is XX, which is located at XX.

K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006, serves as legal counsel to the Fund.

PORTFOLIO MANAGERS

The portfolio managers to the Fund (the “Portfolio Managers”) have responsibility for the day-to-day management of accounts other than the  Fund. Information regarding these other accounts has been provided by  the sub-advisor and is set forth below. The number of accounts and assets is shown as of August 31, 2023.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
First Eagle Alternative Credit, LLC (“FEAC”)
James Fellows, CFA	2 ($0.7 bil)	52 ($18.3 bil)	6 ($1.2 bil)	1 ($0.1 bil)	52 ($17.9 bil)	2 ($0.4 bil)
Robert Hickey	2 ($0.1 bil)	52 ($18.3 bil)	6 ($1.2 bil)	1 ($0.1 bil)	52 ($17.9 bil)	2 ($0.4 bil)
Steve Krull, CFA	1 ($0.1 bil)	52 ($18.3 bil)	6 ($1.2 bil)	None	52 ($17.9 bil)	2 ($0.4 bil)
Brian Murphy	1 ($0.1 bil)	52 ($18.3 bil)	6 ($1.2 bil)	None	52 ($17.9 bil)	2 ($0.4 bil)

Conflicts of Interest

As noted in the table above, the Portfolio Managers manage accounts other than the Fund. This side-by-side management may present potential conflicts between a Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other hand. Set forth below is a description by the sub-advisor of any foreseeable material conflicts of interest that may arise from the concurrent management of the Fund and other accounts. The information regarding potential conflicts of interest was provided by the sub-advisor as of August 31, 2023.

FEAC and its affiliates may sponsor or manage investment funds, accounts or other investment vehicles with similar or overlapping investment strategies. For example, FEAC may serve as investment adviser to one or more private funds, registered closed-end funds, separate managed accounts, and collateralized loan obligations (“CLOs”). To the extent FEAC and its affiliates determine that an investment is appropriate for the Fund and for one or more other funds, FEAC intends to allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (a) certain restrictions under the Investment Company Act and rules thereunder regarding co-investments with affiliates, (b) the requirements of the Investment Advisers Act of 1940, as amended, and (c) FEAC’s internal conflict of interest and allocation policies.

FEAC has established allocation policies to ensure that the Fund will generally share equitably with other credit investment funds managed by FEAC or its affiliates within the alternative credit platform in credit investment opportunities that are suitable for the Fund and such other investment funds.

FEAC’s affiliation with Blackstone Inc. and Corsair Capital LLC (collectively, “Blackstone/Corsair”) requires FEAC to manage conflicts of interest associated with dealings the Fund may have with those businesses or funds, clients or portfolio companies associated with it. For example, should FEAC wish to cause the Fund to execute portfolio transactions through broker-dealers associated with Blackstone/Corsair, the commercial reasonableness of the brokerage compensation associated with those trades would have to be assessed. Other dealings may be more completely restricted. For example, the Fund may not be able to buy or sell property directly to or from Blackstone/Corsair or their associated accounts. There also may be limits on participation in underwritings or other securities offerings by Blackstone/Corsair or their associated funds, accounts or portfolio companies. The breadth of these affiliations at times may require the Fund to abstain from or restructure an otherwise attractive investment opportunity.

Investments in portfolio companies associated with Blackstone/Corsair may be restricted by the Investment Company Act. To the extent such investments are permitted, and the Fund invests in such a portfolio company (a portfolio company generally referring to a company owned by private equity funds managed by Blackstone/Corsair), conflicts of interest may arise from the presence of Blackstone/Corsair representatives on the company board or the payment of compensation by the company to Blackstone/Corsair or an affiliate. Moreover, FEAC could have an incentive to allocate the Fund’s assets to such a portfolio company since affiliates of FEAC have a direct or indirect financial interest in its success. There also may be instances where Blackstone/Corsair could be involved in bankruptcy proceedings of current investments or of issuers in which the Fund would otherwise invest, with potentially divergent interests as between the Fund and Blackstone/Corsair. The Fund may be forced to sell or hold existing investments (possibly at disadvantageous times or under disadvantageous conditions) as a result of various relationships that Blackstone/Corsair may have or transactions or investments Blackstone/Corsair and their affiliates may make or have made. The inability to transact in any security, derivative or loan held by the Fund could result in significant losses or lost opportunity costs to the Fund.

Compensation

The following is a description provided by the investment sub-advisor regarding the structure of and criteria for determining the compensation of the Portfolio Managers as of August 31, 2023.

Total annual compensation for the Portfolio Managers consists of base salary and bonus. Bonuses are determined by both objective and subjective criteria. Objective criteria may include firm performance, as well as specific department (i.e., Tradable Credit, Direct Lending) performance, including the performance of the Fund’s strategy.

Typically, a portion of the bonus is notionally invested in the strategies for which the Portfolio Manager is responsible (referred to as “Participation Awards”), which varies from 10% to 30% of the bonus amount annually. Generally, the percentage of bonus made up of Participation Awards will increase as compensation increases. The firm’s Participation Awards are intended to align with the longer-term investment horizon of the investment strategies. This deferred compensation vests annually over four years; distribution occurs after years four and five. Forfeiture can occur upon termination for cause or failure to comply with ongoing non-solicitation and non-disparagement provisions.

In addition to annual compensation, the Portfolio Managers on a case-by-case basis may be awarded discretionary Equity Incentives that allow them to participate in the firm’s profits. These grants are not awarded every year and are determined by a number of factors relating to the firm, the employee and other items beyond the firm’s annual profit pool. These Equity Incentives vest over a four-year period, with their value determined by the equity value of the firm. After vesting and a minimum holding period, interest holders have the opportunity to sell the grants back to the firm.

FEAC is committed to ensuring that employees are paid equitably not only as a matter of law but also as a matter of FEAC’s values. Each year, FEAC conducts a thorough analysis of pay benchmarks for each role at the company using a third-party benchmarking firm. Department heads, managers and HR review these benchmarking results relative to the individual’s role, level and performance to understand disparities in pay relative to external benchmarks and other employees in similar roles at FEAC. From time-to-time, FEAC also works with third-party experts to conduct a pay equity analysis. This analysis is based on age, gender, race and ethnicity. If FEAC concludes that an employee is undercompensated, FEAC will adjust upward her or his compensation, even if the increase is not legally required. Finally, it is important to note the value in having transparent and objective performance metrics around compensation to help ensure consistency and a clear understanding of why employees are compensated the way they are. FEAC is committed to ensuring that all employees are paid fairly and equitably for the work that they do, as pay equity is a critical component to FEAC’s commitment to diversity, equity and inclusion.

Ownership of the Fund

A Portfolio Manager’s beneficial ownership of the Fund is defined as the Portfolio Manager having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the Portfolio Manager’s immediate family or by a trust of which the Portfolio Manager is a trustee could be considered ownership by the Portfolio Manager. The table below sets forth each Portfolio Manager’s beneficial ownership of the Fund as of August 31, 2023 as provided by the sub-advisor.

Name of Investment Advisor and Portfolio Managers	American Beacon FEAC Floating Rate Income Fund
First Eagle Alternative Credit, LLC
James Fellows, CFA	None
Robert Hickey	None
Steve Krull, CFA	None
Brian Murphy	None

PORTFOLIO SECURITIES TRANSACTIONS

In selecting brokers or dealers to execute particular transactions, the Manager and the sub-advisor are authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provision of statistical quotations (including the quotations necessary to determine the Fund’s NAV), and other information provided to the Fund, to the Manager and/or to the sub-advisor (or their affiliates), provided, however, that the Manager or the sub-advisor must always seek best execution. Research and brokerage services may include information on portfolio companies, economic analyses, and other investment research services. The Trust does not allow the Manager or sub-advisor to enter arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of Trust shares by those broker-dealers. The Manager and the sub-advisor are also authorized to cause the Fund to pay a commission (as defined in SEC interpretations) to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The Manager or the sub-advisor, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Manager or the sub-advisor exercises investment discretion. The fees of the sub-advisor are not reduced by reason of receipt of such brokerage and research services. However, with disclosure to and pursuant to written guidelines approved by the Board, as applicable, the Manager, or the sub-advisor (or a broker-dealer affiliated with them) may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the Investment Company Act) for doing so. Brokerage and research services obtained with Fund commissions might be used by the Manager and/or the sub-advisor, as applicable, to benefit their other accounts under management.

The Manager and the sub-advisor will place their own orders to execute securities transactions that are designed to implement the Fund’s investment objective and policies. In placing such orders, the sub-advisor will seek best execution. The full range and quality of services offered by the executing broker or dealer will be considered when making these determinations. Pursuant to written guidelines approved by the Board, as appropriate, the sub-advisor of the Fund, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 of the Investment Company Act) for doing so. The Fund’s turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions and the Fund’s cash flows. High portfolio turnover increases the Fund’s transaction costs, including brokerage commissions, and may result in a greater amount of recognized capital gains.

The Investment Advisory Agreement provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of the sub-advisor is to seek best execution. In assessing available execution venues, the sub-advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the value of any eligible research, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Transactions with respect to the securities of small and emerging growth companies in which the Fund may invest may involve specialized services on the part of the broker or dealer and thereby may entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.

The Fund may establish brokerage commission recapture arrangements with certain brokers or dealers. If the sub-advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. Neither the Manager nor the sub-advisor receives any benefits from the commission recapture program. The sub-advisor’s participation in the brokerage commission recapture program is optional. The sub-advisor retains full discretion in selecting brokerage firms for securities transactions and is instructed to use the commission recapture program for a transaction only if it is consistent with the sub-advisor’s obligation to seek the best execution available.

Commission Recapture

For the fiscal year ended August 31, 2023, the Fund received the amounts shown as a result of participation in the commission recapture program:

American Beacon Fund	Amount Received
American Beacon FEAC Floating Rate Income Fund	$45

Affiliated Broker Commissions

For the three most recent fiscal years ended August 31, no brokerage commissions were paid to affiliated brokers by the Fund.

Brokerage Commissions

For the three most recent fiscal years ended August 31, no brokerage commissions were paid by the Fund.

Soft Dollars

For the fiscal year ended August 31, 2023, the Fund did not direct any transactions to brokers for research services.

Securities Issued by Top 10 Brokers

For the fiscal year ended August 31, 2023, the Fund did not hold securities issued by a broker-dealer (or by its parent) that was one of the top ten brokers or dealers through which the Fund executed transactions or sold shares.

ADDITIONAL PURCHASE AND SALE INFORMATION FOR A CLASS SHARES

Sales Charge Reductions and Waivers

As described in the Prospectus, there are various ways to reduce your sales charge when purchasing A Class shares. Additional information about A Class sales charge reductions is provided below.

LOI. The LOI may be revised upward at any time during the 13-month period of the LOI (“LOI Period”), and such a revision will be treated as a new LOI, except that the LOI Period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised LOI. The LOI will be considered completed if the shareholder dies within the 13-month LOI Period. Commissions to dealers will not be adjusted or paid on the difference between the LOI amount and the amount invested before the shareholder’s death.

All dividends and  other distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified LOI Period, the purchaser may be required to remit to the transfer agent the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the LOI Period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the LOI Period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Fund for the balance still outstanding.

Rights of Accumulation. Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in any class of the American Beacon Funds to determine your sales charge for A Class shares on investments in accounts eligible to be aggregated. If you make a gift of A Class shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your investments in any class of the American Beacon Funds.

Aggregation. Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the Prospectus, if all parties are purchasing shares for their own accounts and/or:

■	individual-type employee benefit plans, such as an IRA, individual 403(b) plan or single-participant Keogh-type plan;

■	business accounts solely controlled by you or your immediate family (for example, you own the entire business);

■	trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct the Fund’s transfer agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

■	endowments or foundations established and controlled by you or your immediate family; or

■	529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

■	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

■	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act, excluding the individual-type employee benefit plans described above;

■	for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

■	for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales Charges” above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the Investment Company Act. Purchases made for nominee or street name accounts (securities held in the name of a broker-dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent Purchases. As described in the Prospectus, you may reduce your A Class sales charge by combining simultaneous purchases in any of the American Beacon Funds.

Other Purchases. Pursuant to a determination of eligibility by the Manager, A Class shares of the Fund may be sold at NAV (without the imposition of a front-end sales charge) to:

1	current or retired trustees, and officers of the American Beacon Funds family, current or retired employees and directors of the Manager and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

2	currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their spouses, and children, including children in step and adoptive relationships, sons-in-law and daughters-in-law, if the Eligible Persons or the spouses or children of the Eligible Persons are listed in the account registration with the spouse or parent) of broker-dealers who have sales agreements with the Distributor (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses and/or children;

3	companies exchanging securities with the Fund through a merger, acquisition or exchange offer;

4	insurance company separate accounts;

5	accounts managed by the Manager, a sub-advisor to the Fund and its affiliated companies;

6	the Manager or a sub-advisor to the Fund and its affiliated companies;

7	an individual or entity with a substantial business relationship with, which may include the officers and employees of the Fund’s Custodian or transfer agent, the Manager or a sub-advisor to the Fund and its affiliated companies, or an individual or entity related or relating to such individual or entity;

8	full-time employees of banks that have sales agreements with the Distributor, who are solely dedicated to directly supporting the sale of mutual funds;

9	directors, officers and employees of financial institutions that have a selling group agreement with the Distributor;

10	banks, broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket or in a wrap program, asset allocation program or other program in which the clients pay an asset-based fee;

11	clients of authorized dealers purchasing shares in fixed or flat fee brokerage accounts;

12	Employer-sponsored defined contribution - type plans, including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, and IRA rollovers involving retirement plan assets invested in a fund in the American Beacon Funds fund family; and

13	Employee benefit and retirement plans for the Manager and its affiliates.

Shares are offered at NAV per share to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this NAV per share privilege, additional investments can be made at NAV per share for the life of the account.

It is possible that a broker-dealer may not be able to offer one or more of these waiver categories. If this situation occurs, it is possible that the investor would need to invest through another broker-dealer in order to take advantage of these waiver categories. The Fund may terminate or amend the terms of these sales charge waivers at any time.

Moving Between Accounts. Investments in certain account types may be moved to other account types without incurring additional A Class sales charges. These transactions include, for example:

■	redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase Fund shares in an IRA or other individual-type retirement account;

■	“required minimum distributions” (as described in Section 401(a)(9) of the Internal Revenue Code) from an IRA or other individual-type retirement account used to purchase Fund shares in a non-retirement account; and

■	death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase Fund shares in a different account.

It is possible that a broker-dealer may not be able to offer the ability to move between accounts. If this situation occurs, it is possible that the investor would need to invest through another broker-dealer in order to take advantage of this privilege. Please contact your financial intermediary for additional information.

ADDITIONAL INFORMATION REGARDING CONTINGENT DEFERRED SALES CHARGES

As discussed in the Prospectus, the redemption of C Class shares may be subject to a CDSC if you redeem your shares within 12 months of purchase. If you purchased $250,000 or more of A Class shares of the Fund (and therefore paid no initial sales charges) and subsequently redeem your shares within 18 months of your purchase, you may be charged a CDSC upon redemption. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or other distributions, or upon amounts representing share appreciation. As described in the Prospectus, there are various circumstances under which the CDSC will be waived. Additional information about CDSC waivers is provided below.

The CDSC is waived under the following circumstances:

■	Any partial or complete redemption following death or “disability” (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Manager or the Fund’s transfer agent may require documentation prior to waiver of the charge, including death certificates, physicians’ certificates, etc.

■	Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the Manager or the Fund’s transfer agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

■	Redemptions from retirement plans qualified under Section 401 of the Internal Revenue Code. The CDSC will be waived for benefit payments made by American Beacon Funds directly to plan participants. Benefit payments include, but are not limited to, payments resulting from death, “disability”, “retirement”, “separation from service”, (each as defined in the Internal Revenue Code) “required minimum distributions” (as described in Section 401(a)(9) of the Internal Revenue Code), in-service distributions, hardships, loans and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

■	Redemptions that are required minimum distributions from a traditional IRA as required by the Internal Revenue Service.

■	Involuntary redemptions as a result of your account not meeting the minimum balance requirements, the termination and liquidation of the Fund, or other actions by the Fund.

■	Distributions from accounts for which the broker-dealer of record has entered into a written agreement with the Distributor (or Manager) allowing this waiver.

■	To return excess contributions made to a retirement plan.

■	To return contributions made due to a mistake of fact.

The following example illustrates the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge. At the rate of 1.00%, the CDSC would be $40 for redemptions of C Class shares. In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

REDEMPTIONS IN KIND

Although the Fund intends to redeem shares in cash, the Fund reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the Fund’s net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, to the extent the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

TAX INFORMATION

The tax information in the Prospectus and in this section relates solely to the federal income tax law and assumes that the Fund will continue to qualify each taxable year as a RIC under the Internal Revenue Code (as discussed below). The tax information in this section is only a summary of certain key federal tax considerations affecting the Fund and its shareholders and is in addition to the tax information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal income tax treatment of the Fund or the tax implications to its shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning. The tax information is based on the Internal Revenue Code and applicable regulations in effect, and administrative pronouncements and judicial decisions publicly available, on the date of this SAI. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Taxation of the Fund

The Fund intends to continue to qualify each taxable year for treatment as a RIC under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code. To so qualify, the Fund (which is treated as a separate corporation for these purposes) must, among other requirements:

■	Derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies (together with Qualifying Other Income (as defined below), “Qualifying Income”), or other income, including gains from options, futures or forward contracts, derived with respect to its business of investing in securities or those currencies

(“Qualifying Other Income”) and (2) net income derived from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Gross Income Requirement”). A QPTP is a “publicly traded partnership” (that is, a partnership the interests in which are “traded on an established securities market” or “readily tradable on a secondary market (or the substantial equivalent thereof”) (a “PTP”)) that meets certain qualifying income requirements other than a partnership at least 90% of the gross income of which is Qualifying Income;

■	Diversify its investments so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, Government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (2) not more than 25% of the value of its total assets is invested in (a) the securities (other than Government securities or securities of other RICs) of any one issuer, (b) the securities (other than securities of other RICs) of two or more issuers the Fund controls (by owning 20% or more of their voting power) that are determined to be engaged in the same, similar or related trades or businesses, or (c) the securities of one or more QPTPs (“Diversification Requirements”); and

■	Distribute annually to its shareholders at least the sum of 90% of its investment company taxable income (generally, net investment income, the excess (if any) of net short-term capital gain over net long-term capital loss, and net gains (if any) from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and 90% of its net exempt interest income (“Distribution Requirement”).

By qualifying for treatment as a RIC, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If for any taxable year the Fund does not qualify for that treatment — either (1) by failing to satisfy the Distribution Requirement, even if it satisfies the Gross Income and Diversification Requirements (“Other Requirements”), or (2) by failing to satisfy any of the Other Requirements and is unable to, or determines not to, avail itself of Internal Revenue Code provisions that enable a RIC to cure a failure to satisfy any of the Other Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements — then for federal tax purposes, all of its taxable income (including its net capital gain) would be subject to tax at the regular corporate rate without any deduction for dividends paid to its shareholders, and the dividends it pays would be taxable to its shareholders as ordinary income (or possibly, (a) for individual and certain other non-corporate shareholders (each an “individual”), as “qualified dividend income” (as described in the Prospectus) (“QDI”), and/or (b) in the case of corporate shareholders that meet certain holding period and other requirements regarding their Fund shares, as eligible for the dividends-received deduction (“DRD”)) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify for RIC treatment would therefore have a negative impact on the Fund’s income and performance. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before re-qualifying for RIC treatment. It is possible that the Fund will not qualify as a RIC in any given taxable year.

The Fund will be subject to a nondeductible 4% federal excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and substantially all of its “capital gain net income” for the one-year period ending on  October 31 of that year, plus certain other amounts.   The Fund intends to make sufficient distributions by the end of each calendar year to avoid liability for the Excise Tax.

Taxation of Certain Investments and Strategies

Hedging strategies, such as entering into forward contracts and selling (writing) and purchasing options and futures contracts, involve complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of gains and losses the Fund may realize in connection therewith. In general, the Fund’s (1) gains from the disposition of foreign currencies and (2) gains from such contracts will be treated as Qualifying Income under the Gross Income Requirement.

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively, “foreign taxes”)  that would reduce the yield and/or total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains realized on investments by foreign investors.   It is impossible to determine the effective rate of the Fund’s foreign tax in advance, since the amount of its assets to be invested in various countries is not known.

Some futures contracts, foreign currency contracts, and “non-equity” options (i.e., certain listed options, such as those on a “broad-based” securities index) - except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Internal Revenue Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement - in which the Fund invests may be subject to Internal Revenue Code section 1256 (collectively, “Section 1256 contracts”). Any Section 1256 contract the Fund holds at the end of its taxable year must be “marked-to-market” (that is, treated as having been sold at that time for its fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it.

Under Internal Revenue Code section 988, a gain or loss (1) from the disposition of foreign currencies, (2) except in certain circumstances, from options, futures, and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that is attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that is attributable to exchange rate fluctuations between the time the Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If the Fund’s section 988 losses exceed its other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year (including those made before the losses were realized) would be characterized as a non-taxable “return of capital” to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares and treating any part of such distribution exceeding that basis as gain from the disposition of those shares.

Offsetting positions the Fund enters into or holds in any actively traded option, futures or forward contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of recognition of the Fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) losses realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available, which may mitigate the effects of the straddle rules, particularly with respect to a “mixed straddle” (i.e., a straddle at least one, but not all, positions of which are Section 1256 contracts).

When a covered call option written (sold) by the Fund expires, the Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security’s basis.

If the Fund has an “appreciated financial position” - generally, any position (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis—and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of the Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Certain aspects of the tax treatment of derivative instruments are currently unclear and may be affected by changes in legislation, regulations, administrative rules, and/or other legally binding authority that could affect the treatment of income from those instruments and the character, timing of recognition and amount of the Fund’s taxable income or net realized gains and distributions. If the IRS were to assert successfully that income the Fund derives from those investments does not constitute Qualifying Other Income, the Fund might cease to qualify as a RIC (with the consequences described above under “Taxation of the Fund”) or might be required to reduce its exposure to such investments.

The Fund must include in its gross income each taxable year securities it receives as interest on pay-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income (such as that interest), to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Taxation of the Fund’s Shareholders

General -  Dividends and other distributions the Fund declares in  the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the Fund and received by those shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions will be reportable by, and taxed to, those shareholders for the taxable year in which that December 31 falls.

If Fund shares are redeemed at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. In addition, any loss a shareholder realizes on a redemption of Fund shares will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the redemption; in that case, the basis in the acquired shares will be adjusted to reflect the disallowed loss. Investors also should be aware that the price of Fund shares at any time may reflect the amount of a forthcoming dividend or other distribution so if they purchase Fund shares shortly before the record date for a distribution, they may pay full price for the shares and receive some  part of the price back as a taxable distribution, even though it represents  a partial  return of invested capital.

Basis Election and Reporting - A Fund shareholder who wants to use an acceptable method for basis determination with respect to Fund shares other than the average basis method (the Fund’s default method) must elect to do so in writing, which may be electronic. The basis determination method a Fund shareholder elects may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Fund shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from redemptions of Fund shares, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Fund shares that are redeemed or exchanged and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them. Fund shareholders who acquire and hold Fund shares through a financial intermediary should contact their financial intermediary for information related to the basis election and reporting.

Backup Withholding - The Fund is  required to withhold and remit to the U.S. Treasury 24% of dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual who fails to certify that the taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from the Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who (1) is subject to backup withholding for failure to report the receipt of interest or dividend income properly or (2) fails to certify to the Fund that he or she is not subject to backup withholding or that it is a corporation or other “exempt recipient”. Backup withholding is not an additional tax; rather, any amounts so withheld may be credited against the shareholder’s federal income tax liability or refunded if proper documentation is submitted to the IRS.

Non-U.S. Shareholders - Dividends the Fund pays to a shareholder who is a non-resident alien individual or foreign entity (each a “non-U.S. shareholder”) - other than (1) dividends paid to a non-U.S. shareholder whose ownership of the Fund’s shares is effectively connected with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year - generally are subject to 30% federal withholding tax (unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty). However, two categories of dividends the Fund might pay, “short-term capital gain dividends,” and “interest-related dividends,” to non-U.S. shareholders (with certain exceptions) and reported by it in writing to its shareholders are exempt from that tax. “Short-term capital gain dividends” are dividends that are attributable to net short-term gain, computed with certain adjustments. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain OID, interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the United States. Non-U.S. shareholders are urged to consult their own tax advisers concerning the applicability of that withholding tax.

Foreign Account Tax Compliance Act (“FATCA”) - Under FATCA, “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends the Fund pays. As discussed more fully below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, information regarding substantial U.S. owners. Proposed regulations (having current effect) have been issued to eliminate certain FATCA withholding taxes, including the withholding tax on investment sale proceeds that was scheduled to begin in 2019, and to defer the effective date of other taxes.

The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Internal Revenue Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which may, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide it with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in the Fund.

Other Taxes - Statutory rules and regulations regarding state and local taxation of ordinary income dividends, QDI dividends  and net capital and foreign currency gain distributions may differ from the federal income taxation rules described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s  situation.

Investors should consult their own tax advisors with respect to the tax consequences to them of an investment in the Fund based on their particular circumstances. The Fund does not expect to receive a ruling from any tax authority or an opinion of tax counsel with respect to its treatment of any tax positions. Tax consequences of transactions are not the primary consideration of the Fund in implementing its investment strategy.

DESCRIPTION OF THE TRUST

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.

The Trust was originally created to manage money for large institutional investors. The following individuals (and members of that individual’s “immediate family”), are eligible to purchase shares of the R5 Class with an initial investment of less than $250,000: (i) employees of the Manager,  or its parent company RIM (ii) employees of a sub-advisor for Funds where it serves as sub-advisor, (iii) members of the Board, (iv) employees of Kelso/Estancia, and (v) members of the Manager’s Board of Directors. The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s sibling, aunts, uncles, nieces and nephews; relatives by virtue of remarriage (step-children, step-parents, etc.) are included. Any shareholders that the Manager transfers to the R5 Class upon termination of the class of shares in which the shareholders were originally invested is also eligible for purchasing shares of the R5 Class with an initial investment of less than $250,000.

The Investor Class was created to give individuals and other smaller investors an opportunity to invest in the American Beacon Funds. The R5 and Y Classes were created to manage money for large institutional investors, including pension and 401(k) plans. The A Class and C Class were created for investors investing in the American Beacon Funds through their broker-dealers or other financial intermediaries.   The SP Class was created to provide holders of the Investor Class shares of the Acquired Sound Point Fund with a comparable share class after the reorganization of the Acquired Sound Point Fund into the Fund.

FINANCIAL STATEMENTS

The Fund’s independent registered public accounting firm,  XX, audits and reports on the Fund’s annual financial statements. The audited financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights, notes and report of independent registered public accounting firm. The audited financial statements are incorporated by reference to the Fund’s Annual Shareholder Report for the fiscal year ended August 31, 2023.

APPENDIX A

AMERICAN BEACON ADVISORS, INC.

SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of the advisory clients of American Beacon Advisors, Inc. (“AmBeacon”). AmBeacon’s proxy voting policies and procedures are designed to implement AmBeacon’s duty to vote proxies in clients’ best interests. Given that AmBeacon manages portfolios that invest solely in fixed-income securities, the only securities for which we expect to receive proxies are money market mutual funds. As such, the proxy voting policies and procedures set forth voting guidelines for the proxy issues and proposals common to money market funds.

For routine proposals that will not change the structure, bylaws or operations of the money market fund, AmBeacon’s policy is to support management; however, each proposal will be considered individually focusing on the financial interests of the client portfolio. Non-routine proposals, such as board elections, advisory contract and distribution plan approvals, investment objective changes, and mergers, will generally be reviewed on a case-by-case basis with AmBeacon first and foremost considering the effect of the proposal on the portfolio.

Items to be evaluated on a case-by-case basis and proposals not contemplated in the policies set forth above will be assessed by AmBeacon. In these situations, AmBeacon will use its judgment to vote in the best interest of the client portfolio. For all proposals, especially controversial or case-by-case evaluations, AmBeacon will be responsible for individually identifying significant issues that could impact the investment performance of the portfolio.

AmBeacon manages portfolios for the American Beacon Funds, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust (collectively, the “Funds”). AmBeacon may invest a Fund in shares of the American Beacon U.S. Government Money Market Select Fund. If the American Beacon U.S. Government Money Market Select Fund solicits a proxy for which another Fund is entitled to vote, AmBeacon’s interests as manager of the American Beacon U.S. Government Money Market Select Fund might appear to conflict with the interests of the shareholders of the other Fund. In these cases, AmBeacon will vote the Fund’s shares in accordance with the Select Funds’ Board of Trustees’ recommendations in the proxy statement.

AMERICAN BEACON FUNDS
AMERICAN BEACON SELECT FUNDS
AMERICAN BEACON INSTITUTIONAL FUNDS TRUST

PROXY VOTING POLICY AND PROCEDURES
Last Amended August 28, 2023

Preface

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion to secure the best long-term interests of shareholders of the American Beacon Funds, the American Beacon Select Funds (“Select Funds”), and the American Beacon Institutional Funds Trust (collectively, the “Funds”). Therefore, this Proxy Voting Policy and Procedures (the “Policy”) have been adopted by the Funds.

The Funds are managed by American Beacon Advisors, Inc. (the “Manager”). The Manager may allocate discrete portions of the Funds among sub-advisors, and the Manager may directly manage all or a portion of the assets of certain Funds. The Funds’ respective Boards of Trustees have delegated proxy voting authority to the Manager. The Manager has in turn delegated proxy voting authority to each sub-advisor with respect to the sub-advisor’s respective portion of the Fund(s) under management, but the Manager has retained the authority to override a proposed proxy voting decision by a sub-advisor. For the securities held in their respective portion of each Fund, the Manager and the sub-advisors make voting decisions pursuant to their own proxy voting policies and procedures.

Conflicts of Interest

The Board of Trustees seeks to ensure that proxies are voted in the best interests of Fund shareholders. For certain proxy proposals, the interests of the Manager, the sub-advisors and/or their affiliates may differ from Fund shareholders’ interests. To avoid the appearance of impropriety and to fulfill their fiduciary responsibility to shareholders in these circumstances, the Manager and the sub-advisors are required to establish procedures that are reasonably designed to address material conflicts between their interests and those of the Funds.

When a sub-advisor deems that it is conflicted with respect to a voting matter, its policy may call for it to seek voting instructions from the client. The Manager is authorized by the Boards of Trustees to consider any such matters and provide voting instructions to the sub-advisor, unless the Manager has determined that its interests are conflicted with Fund shareholders with respect to the voting matter. In those instances, the Manager will instruct the sub-advisor to vote in accordance with the recommendation of a third-party proxy voting advisory service.

Each Fund can invest in the shares of the American Beacon U.S. Government Money Market Select Fund. If the American Beacon U.S. Government Money Market Select Fund issues a proxy for which another Fund is entitled to vote, the Manager’s interests regarding the American Beacon U.S. Government Money Market Select Fund might appear to conflict with the interests of the shareholders of the other Fund. In these cases, the Manager will vote in accordance with the Select Funds’ Board of Trustees’ recommendations in the proxy statement.

If the methods for addressing conflicts of interest, as described above, are deemed by the Manager to be unreasonable due to cost, timing or other factors, then the Manager may decline to vote in those instances.

Securities on Loan

With respect to the Funds that engage in securities lending, the Manager shall engage a proxy voting service to notify the Manager before the record date about the occurrence of future shareholder meetings, as feasible. The Manager will determine whether or not to recall shares of the applicable security that are on loan with the intent of the Manager or the sub-advisor, as applicable, voting such shares. The Manager’s determination shall be

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based on factors which may include the nature of the meeting (i.e., annual or special), the percentage of the proxy issuer’s outstanding securities on loan, any other information regarding the proxy proposals of which the Manager may be aware, and the loss of securities lending income to a Fund as a result of recalling the shares on loan.

Recordkeeping

The Manager and the sub-advisors shall maintain records of all votes cast on behalf of the Funds. Such documentation will include the firm’s proxy voting policies and procedures, company reports provided by proxy voting advisory services, additional information gathered by the Manager or sub-advisor that was material to reaching a voting decision, and communications to the Manager regarding any identified conflicts. The Manager and the sub-advisors shall maintain voting records in a manner to facilitate the Funds’ production of the Form N-PX filing on an annual basis.

Disclosure

The Manager will coordinate the compilation of the Funds’ proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31. The Manager will include a summary of the Policy and the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, in each Fund’s Statement of Additional Information (“SAI”). In each Fund’s annual and semi-annual reports to shareholders, the Manager will disclose that a description of the Policy and the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, is a) available upon request, without charge, by toll-free telephone request, b) on the Funds’ website (if applicable), and c) on the SEC’s website in the SAI. The SAI and shareholder reports will also disclose that the Funds’ proxy voting record is available by toll-free telephone request (or on the Funds’ website) and on the SEC’s website by way of the Form N-PX. Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail.

Manager Oversight

The Manager shall review a sub-advisor’s proxy voting policies and procedures for compliance with this Policy and applicable laws and regulations prior to initial delegation of proxy voting authority and on at least an annual basis thereafter.

Board Reporting

On at least an annual basis, the Manager will present a summary of the voting records of the Funds to the Boards of Trustees for their review. The Manager will notify the Boards of Trustees of any material changes to its proxy voting policies and procedures.

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APPENDIX B

FIRST EAGLE ALTERNATIVE CREDIT, LLC PROXY VOTING POLICY

Proxy Voting Policies and Procedures

As investment advisers, First Eagle Alternative Credit, LLC (“FEAC”) are fiduciaries that owe duties of care and loyalty to each of their clients with respect to all services undertaken on each client’s behalf, including proxy voting. Reasonable care and diligence must be undertaken in the monitoring of corporate actions and in the proper and timely exercise of proxy voting rights. There may also be potential conflicts of interest that can affect how an adviser votes a proxy.

It is not expected that FEAC typically will be required to vote proxies with respect to the assets owned by its clients. Nonetheless, FEAC has adopted this Policy to promote compliance with FEAC’s fiduciary obligation to act in the best interests of its clients in connection with voting proxies on behalf of the Funds in the event that proxy voting situations apply. Questions regarding this Policy should be directed to the Chief Compliance Officer (the “CCO”).

Proxy Voting Policies

FEAC typically declines to take responsibility for voting client proxies except (i) for its private fund clients or (ii) where it is specifically authorized and agrees to do so in its advisor contracts or other agreement with a client. For clients for whom FEAC does not vote proxies, the relevant custodian banks or brokers are instructed to mail proxy material directly to clients.

To the extent that FEAC has responsibility for voting proxies on behalf of one or more clients (“Applicable Clients”), it is FEAC’s policy that such voting rights be used in the Applicable Client’s best interests.

FEAC generally intends to vote proxies in a manner recommended by management, unless the responsible FEAC analyst or deal team member determines it is in the best interest of the Applicable Client to vote otherwise. FEAC also intends to use proxy votes, as it deems appropriate, to:

a. Hold the board of directors to account through the election and regular re-election of directors;
b.   Implement majority voting for the election of directors;
c.   Ensure the financial position of shareholders is commensurate with their voting rights, e.g., “one share, one vote”;
d.   Vote in person or in absentia with equal weight given to votes in both cases;
e.   Protect the Applicable Client’s shareholding from unwarranted dilution; and
f. Receive comprehensive and timely information regarding general meetings and the issues to be voted on.

With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, FEAC may take no action on proposals to be voted on in such meeting. With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on the ability of FEAC to vote such proxies in the best interests of our clients. These problems include, but are not limited to, (i) untimely and/or inadequate notice of shareholder meetings, (ii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes, (iii) requirements to vote proxies in person, if not practicable, (iv) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (v) impracticable or inappropriate requirements to provide local agents with power of attorney to facilitate the voting instructions. Accordingly, FEAC may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company’s proposal.

Proxy Voting Procedures

Tradable Credit Voting Procedures

Where FEAC has voting authority for a client, the Firm has adopted the following procedures to govern the voting of such proxies. FEAC’s Operations Director has the responsibility for the implementation and monitoring of these policy and procedures and record keeping. Operations personnel under FEAC’s Operations Director supervision may be designated to assist in these duties.

1	Operations personnel will forward any proxy materials received on behalf of clients to the responsible research analyst who provides coverage to the credit;

2	Absent material conflicts the research analyst will, in conjunction with the relevant Portfolio Manager, determine how FEAC should vote the proxy (i.e., in accordance with voting guidelines or based on case-by-case analysis); and

3	The research analyst will document his/her proxy recommendation and complete the proxy and provide it to Operations personnel to either fax or mail or enter proxy via website.

Conflicts of Interest

From time to time, FEAC, either through appointees or through exercising voting rights, may face conflicts of interest. Such conflicts of interest may arise, for example and without limitation, from the following relationships: (i) the issuer (or an affiliate) is a client of FEAC or an investor in a FEAC-sponsored fund; (ii) the issuer has a material business relationship with FEAC or its personnel; (iii) the proponent of a proxy proposal has a material business relationship with FEAC or its personnel; (iv) FEAC or its personnel has material relationships with a candidate for director in a proxy contest; or (v) FEAC personnel otherwise have a personal interest in the outcome of a particular matter.

If there is any possibility that the vote may involve a conflict of interest, prior to approving such vote, the CCO must be consulted and the matter discussed. The CCO shall determine whether a material conflict of interest exists. If a material conflict of interest exists, FEAC should utilize one of the following procedures, or as deemed appropriate by the CCO, another reasonable procedure, to mitigate the material conflict of interest:

■	Vote the proxy in the best interest of the Applicable Client;

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■	Use a pre-established voting policy or plan that affords little or no discretion to FEAC; or

■	Use a recommendation of an independent third-party.

If a material conflict of interest exists relating to a particular member of FEAC’s personnel, another member of FEAC’s personnel may be able to make determinations with respect to such matters.

Disclosure of Information

FEAC will provide its clients with a summary of this Policy and will, on request of a client, furnish a copy of this Policy and/or the proxy voting record. In addition, FEAC’s current proxy voting policies and procedures are summarized in Part 2A of the applicable Form ADV, which is available upon request. Records FEAC should maintain proxy voting records as set forth in the Record Retention Policy attached to the Compliance Manual as Appendix J.

Effective July 2021

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APPENDIX C

Ratings Definitions

Below are summaries of the ratings definitions used by some of the rating organizations. Those ratings represent the opinion of the rating organizations as to the credit quality of the issues that they rate. The summaries are based upon publicly available information provided by the rating organizations.

Ratings of Long-Term Obligations and Preferred Stocks — The Fund utilizes ratings provided by rating organizations in order to determine eligibility of long-term obligations. The ratings described in this section may also be used for evaluating the credit quality for preferred stocks.

Credit ratings typically evaluate the safety of principal and interest payments, not the market value risk of bonds. The rating organizations may fail to update a credit rating on a timely basis to reflect changes in economic or financial conditions that may affect the market value of the security. For these reasons, credit ratings may not be an accurate indicator of the market value of a bond.

The four highest Moody’s ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and, as such, may possess certain speculative characteristics.

Moody’s ratings of Ba, B, Caa, Ca and C are considered below investment grade. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be speculative, of poor standing and subject to very high credit risk. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest. Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

The four highest S&P Global ratings for long-term obligations are AAA, AA, A and BBB. An obligation rated AAA has the highest rating assigned by S&P Global and indicates that the obligor’s capacity to meet its financial commitments on the obligation is extremely strong. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong. An obligation rated BBB exhibits adequate protection parameters; however, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

S&P Global ratings of BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation. An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P Global expects default to be a virtual certainty, regardless of the anticipated time to default. An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher. An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to D if it is subject to a distressed debt restructuring. An SD (selective default) rating is assigned when S&P Global believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

The four highest ratings for long-term obligations by Fitch Ratings are AAA, AA, A and BBB. Obligations rated AAA are deemed to be of the highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA are deemed to be of very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. Obligations rated A are deemed to be of high credit quality. An A rating denotes expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings. Obligations rated BBB are deemed to be of good credit quality. BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Fitch’s ratings of BB, B, CCC, CC, C, RD and D are considered below investment grade or speculative grade. Obligations rated BB are deemed to be speculative. BB ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met. Obligations rated B are deemed to be highly speculative. B ratings indicate that material credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, the capacity for continued payment is vulnerable to deterioration in the business and economic environment. CCC ratings indicate that substantial credit risk is present. CC ratings indicate very high levels of credit risk. C indicates exceptionally high levels of credit risk Obligations rated C indicate a default or default-like process had begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Ratings in the categories of ‘CCC’, ‘CC’, and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only. Conditions that are indicative of a C category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; (c) the formal announcement by the issuer or their agent of a distressed debt exchange; or (d) a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent. Obligations rated RD indicate an issuer that, in Fitch Ratings’ opinion, has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) ordinary execution of a distressed debt exchange on one or more material financial obligations. Obligations rated D indicate an issuer that, in Fitch Ratings’ opinion, has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange. In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA obligation rating category, or to corporate finance obligation ratings in the categories below CCC.

Ratings of Municipal Obligations — Moody’s ratings for short-term investment-grade municipal obligations are designated Municipal Investment Grade (MIG or VMIG in the case of variable rate demand obligations) and are divided into three levels — MIG/VMIG 1, MIG/VMIG 2, and MIG/VMIG 3. The MIG/VMIG 1 designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. The MIG/VMIG 2 designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group. The MIG/VMIG 3 designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established. An SG designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

S&P Global uses SP-1, SP-2, SP-3, and D to rate short-term municipal obligations. A rating of SP-1 denotes a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. A rating of SP-2 denotes a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. A rating of SP-3 denotes a speculative capacity to pay principal and interest. A rating of D is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Ratings of Short-Term Obligations — Moody’s short-term ratings, designated as P-1, P-2, P-3, or NP, are opinions of the ability of issuers to honor short-term financial obligations that generally have an original maturity not exceeding thirteen months. The rating P-1 (Prime-1) is the highest short-term rating assigned by Moody’s and it denotes an issuer (or supporting institution) that has a superior ability to repay short-term debt obligations. The rating P-2 (Prime-2) denotes an issuer (or supporting institution) that has a strong ability to repay short-term debt obligations. The rating P-3 (Prime-3) denotes an issuer (or supporting institution) that has an acceptable ability to repay short-term obligations. The rating NP (Not Prime) denotes an issuer (or supporting institution) that does not fall within any of the Prime rating categories.

S&P Global short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that typically means obligations with an original maturity of no more than 365 days. A short-term obligation rated A-1 is rated in the highest category by S&P Global and indicates that the obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation. A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed debt restructuring. An SD rating is assigned when S&P Global believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.

Fitch Rating’s Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. A rating of F1 denotes an obligation of the highest short-term credit quality. It indicates the strongest intrinsic capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature. A rating of F2 denotes good short-term credit quality. It indicates a good intrinsic capacity for timely payment of financial commitments. A rating of F3 denotes fair short-term credit quality. It indicates that the intrinsic capacity for timely payment of financial commitments is adequate. A rating of B denotes an obligation that is of speculative short-term credit quality, indicating minimal capacity for timely payment of financial commitments as well as heightened vulnerability to near term adverse changes in financial and economic conditions. A rating of C denotes a high short-term default risk, and indicates that default is a real possibility. A rating of RD indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. RD is typically applicable to entity ratings only. A rating of D indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX D

GLOSSARY

American Beacon or the Manager	American Beacon Advisors, Inc.
Beacon Funds or the Trust	American Beacon Funds
Board	Board of Trustees
Brexit	The United Kingdom’s departure from the European Union
CCO	Chief Compliance Officer
CD	Certificate of Deposit
CDSC	Contingent Deferred Sales Charge
CFTC	Commodity Futures Trading Commission
CLO	Collateralized Loan Obligation
CPO	Commodity Pool Operator
Denial of Services	A cybersecurity incident that results in customers or employees being unable to access electronic systems
Dividends	Distributions of most or all of the Fund’s net investment income
Dodd-Frank Act	Dodd-Frank Wall Street Reform and Consumer Protection Act
DRD	Dividends-received deduction
ESG	Environmental, Social, and/or Governance
ETF	Exchange-Traded Fund
EU	European Union
FINRA	Financial Industry Regulatory Authority, Inc.
Floaters	Floating rate debt instruments
Forwards	Forward Currency Contracts
Holdings Policy	Policies and Procedures for Disclosure of Portfolio Holdings
Internal Revenue Code	Internal Revenue Code of 1986, as amended
Investment Company Act	Investment Company Act of 1940, as amended
IRA	Individual Retirement Account
IRS	Internal Revenue Service
Junk Bonds	High yield, non-investment grade bonds
LIBOR	ICE LIBOR
LOI	Letter of Intent
Management Agreement	The Fund’s Management Agreement with the Manager
Moody’s	Moody’s Investors Service, Inc.
NAV	Net asset value
NYSE	New York Stock Exchange
OTC	Over-the-Counter
Proxy Policy	Proxy Voting Policy and Procedures
QDI	Qualified Dividend Income
RIC	Regulated Investment Company
RIH	Resolute Investment Holdings, LLC
S&P Global	S&P Global Ratings
SAI	Statement of Additional Information
SEC	Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
State Street	State Street Bank and Trust Co.
Trustee Retirement Plan	Trustee Retirement and Trustee Emeritus and Retirement Plan

D-1

UK	United Kingdom

D-2

PART C
OTHER INFORMATION

Item 28. Exhibits

Number		Exhibit Description
(a)	(1)	Amended and Restated Declaration of Trust, dated August 20, 2019, is incorporated by reference to Post-Effective Amendment No. 355, filed October 25, 2019 (“PEA No. 355”)
(2)(i)

Certificates of Designation for American Beacon AHL Managed Futures Strategy Fund and American Beacon Global Evolution Frontier Markets Income Fund, are incorporated by reference to Post-Effective Amendment No. 208, filed December 19, 2014

	(2)(ii)	Certificate of Designation for American Beacon Frontier Markets Income Fund, is incorporated by reference to Post-Effective Amendment No. 317, filed July 31, 2018 (“PEA No. 317”)
(2)(iii)

Amendment to Designation of Series for American Beacon Developing World Income Fund, dated January 4, 2023, is incorporated by reference to Post-Effective Amendment No. 401, filed February 27, 2023 (“PEA No. 401”)

(3)(i)

Certificates of Designation for American Beacon Bridgeway Large Cap Growth Fund and American Beacon Sound Point Floating Rate Income Fund, are incorporated by reference to Post-Effective Amendment No. 239, filed December 23, 2015

	(3)(ii)	Amendment to Designation of Series for American Beacon FEAC Floating Rate Income Fund, dated January 3, 2023, is incorporated by reference to PEA No. 401
	(4)	Certificate of Designation for American Beacon Garcia Hamilton Quality Bond Fund, is incorporated by reference to Post-Effective Amendment No. 253, filed April 1, 2016
	(5)	Certificate of Designation for American Beacon ARK Disruptive Innovation Fund, is incorporated by reference to Post-Effective Amendment No. 266, filed November 9, 2016
	(6)	Certificate of Designation for American Beacon TwentyFour Strategic Income Fund, is incorporated by reference to Post-Effective Amendment No. 286, filed March 30, 2017
	(7)	Certificate of Designation for American Beacon ARK Transformational Innovation Fund, is incorporated by reference to Post-Effective Amendment No. 291, filed May 26, 2017
(8)

Certificate of Designation for American Beacon Shapiro Equity Opportunities Fund and American Beacon Shapiro SMID Cap Equity Fund, is incorporated by reference to Post-Effective Amendment No. 297, filed September 11, 2017 (“PEA No. 297”)

(9)(i)

Certificate of Designation for American Beacon Tocqueville International Value Fund and American Beacon AHL TargetRisk Fund, dated September 10, 2018, is incorporated by reference to Post-Effective Amendment No. 321, filed October 17, 2018

	(9)(ii)	Certificate of Designation for American Beacon AHL Target Risk Fund, dated June 6, 2018, is incorporated by reference to Post-Effective Amendment No. 348, filed April 30, 2019 (“PEA No. 348”)
	(9)(iii)	Amendment to Designation of Series for American Beacon EAM International Small Cap Fund, dated January 23, 2023, is incorporated by reference to PEA No. 401
	(10)	Certificate of Designation for American Beacon SSI Alternative Income Fund, dated March 5, 2019, is incorporated by reference to PEA No. 348
	(11)(i)	Certificate of Designation for American Beacon TwentyFour Short Term Bond Fund, dated December 2, 2019, is incorporated by reference to Post-Effective Amendment No. 358, filed December 23, 2019
(11)(ii)

Amended Certificate of Designation for American Beacon TwentyFour Sustainable Short Term Bond Fund, dated October 7, 2021, is incorporated by reference to Post-Effective Amendment No. 391, filed October 28, 2021 (“PEA No. 391”)

(12)

Certificate of Designation for American Beacon NIS Core Plus Bond Fund, dated August 17, 2020, is incorporated by reference to Post-Effective Amendment No. 377, filed September 10, 2020 (“PEA No. 377”)

	(13)	Certificate of Designation for American Beacon AHL Multi-Alternatives Fund, dated May 25, 2023, is incorporated by reference to Post-Effective Amendment No. 407, filed August 16, 2023 (“PEA No. 407”)
(b)		Amended and Restated By-Laws, effective as of August 20, 2019, is incorporated by reference to PEA No. 355
(c)

Rights of holders of the securities being registered are contained in Articles III, VIII, X, XI and XII of the Registrant’s Amended and Restated Declaration of Trust and Articles II, III, VI, VII and VIII of the Registrant’s Amended and Restated By-Laws

(d)	(1)(A)

Management Agreement by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated April 4, 2016, is incorporated by reference to Post-Effective Amendment No. 258, filed May 19, 2016 (“PEA No. 258”)

(1)(B)

Amendment to Management Agreement by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated June 23, 2016, is incorporated by reference to Post-Effective Amendment No. 269, filed December 23, 2016 (“PEA No. 269”)

2

Number	Exhibit Description
(1)(C)

Twenty-Second Amendment to Management Agreement by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated August 7, 2023, is incorporated by reference to PEA No. 407

(1)(D)	Management Agreement between American Beacon Cayman Managed Futures Strategy Fund, Ltd. and American Beacon Advisors, Inc., dated April 30, 2015, is incorporated by reference to PEA No. 269
(1)(E)

Management Agreement between American Beacon Cayman TargetRisk Company, Ltd. and American Beacon Advisors, Inc., dated December 31, 2018, is incorporated by reference to Post-Effective Amendment No. 341, filed January 18, 2019

(1)(F)	Management Agreement between American Beacon Cayman Multi-Alternatives Company, Ltd. and American Beacon Advisors, Inc., dated as of August 7, 2023, is incorporated by reference to PEA No. 407
(2)(A)(i)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Barrow, Hanley, Mewhinney & Strauss, LLC, dated November 17, 2020, is incorporated by reference to Post-Effective Amendment No. 384, filed December 29, 2020

(2)(A)(ii)

Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Barrow, Hanley, Mewhinney & Strauss, LLC, dated February 9, 2022, is incorporated by reference to Post-Effective Amendment No. 394, filed April 29, 2022 (“PEA No. 394”)

(2)(A)(iii)

Second Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Barrow, Hanley, Mewhinney & Strauss, LLC, effective October 12, 2022, is incorporated by reference to Post-Effective Amendment No. 399, filed December 23, 2022 (“PEA No. 399”)

(2)(B)(i)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Brandywine Global Investment Management, LLC, with respect to the American Beacon Small Cap Value Fund, dated July 31, 2020, is incorporated by reference to Post-Effective Amendment No. 392, filed December 27, 2021 (“PEA No. 392”)

(2)(B)(ii)

Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Brandywine Global Investment Management, LLC, with respect to the American Beacon Small Cap Value Fund, dated January 1, 2022, is incorporated by reference to Post-Effective Amendment No. 393, filed February 28, 2022 (“PEA No. 393”)

(2)(C)(i)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Causeway Capital Management LLC, dated April 30, 2015, is incorporated by reference to Post-Effective Amendment No. 231, filed October 1, 2015 (“PEA No. 231”)

(2)(C)(ii)

First Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Causeway Capital Management LLC, dated January 1, 2016, is incorporated by reference to PEA No. 355

(2)(D)(i)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Hotchkis and Wiley Capital Management LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(D)(ii)

Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Hotchkis and Wiley Capital Management LLC, dated September 13, 2017, is incorporated by reference to PEA No. 355

(2)(D)(iii)

Second Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Hotchkis and Wiley Capital Management LLC, dated February 9, 2022, is incorporated by reference to PEA No. 394

(2)(E)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Lazard Asset Management LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(F)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Strategic Income Management, LLC, dated August 31, 2015, is incorporated by reference to PEA No. 355
(2)(G)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Massachusetts Financial Services Company, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(H)(i)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Stephens Investment Management Group, LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(H)(ii)

First Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Stephens Investment Management Group, LLC, dated July 1, 2018, is incorporated by reference to PEA No. 355

(2)(H)(iii)

Second Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Stephens Investment Management Group, LLC, dated September 1, 2019, is incorporated by reference to PEA No. 355

(2)(I)(i)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Bridgeway Capital Management, Inc., dated April 30, 2015, is incorporated by reference to Post-Effective Amendment No. 228, filed August 28, 2015

3

Number	Exhibit Description
(2)(I)(ii)

First Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Bridgeway Capital Management, Inc., dated January 28, 2016, is incorporated by reference to Post-Effective Amendment No. 245, filed February 4, 2016

(2)(J)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and The London Company of Virginia, LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(K)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Global Evolution USA, LLC, dated June 28, 2018, is incorporated by reference to PEA No. 317
(2)(L)(i)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and AHL Partners LLP, dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(L)(ii)

First Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and AHL Partners LLP, dated November 7, 2018, is incorporated by reference to Post-Effective Amendment No. 331, filed December 21, 2018 (“PEA No. 331”)

(2)(L)(iii)

Second Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and AHL Partners LLP, dated November 3, 2020, is incorporated by reference to Post-Effective Amendment No. 383, filed December 14, 2020 (“PEA No. 383”)

(2)(L)(iv)

Third Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and AHL Partners LLP, effective as of August 7, 2023, is incorporated by reference to PEA No. 407

(2)(M)(i)

Investment Advisory Agreement among American Beacon Cayman Managed Futures Strategy Fund, Ltd., American Beacon Advisors, Inc., and AHL Partners LLP, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(M)(ii)

First Amendment to Investment Advisory Agreement among American Beacon Cayman Managed Futures Strategy Fund, Ltd., American Beacon Advisors, Inc., and AHL Partners LLP, dated November 7, 2018, is incorporated by reference to PEA No. 331

(2)(N)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Garcia Hamilton & Associates, L.P., dated March 29, 2016, is incorporated by reference to PEA No. 258
(2)(O)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and ARK Investment Management LLC, dated January 23, 2017, is incorporated by reference to Post-Effective Amendment No. 275, filed January 25, 2017

(2)(P)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and TwentyFour Asset Management (US) LP, dated August 24, 2021, is incorporated by reference to Post-Effective Amendment No. 389, filed August 27, 2021 (“PEA No. 389”)

(2)(Q)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Shapiro Capital Management, LLC, dated September 5, 2017, is incorporated by reference to PEA No. 297
(2)(R)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Newton Investment Management North America, LLC, dated August 31, 2021, is incorporated by reference to PEA No. 391

(2)(S)(i)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Aberdeen Asset Managers Limited, dated June 14, 2018, is incorporated by reference to PEA No. 317
(2)(S)(ii)

First Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and abrdn Investments Limited (formerly known as Aberdeen Asset Managers Limited), effective January 4, 2023, is incorporated by reference to Post-Effective Amendment No. 403, filed April 27, 2023 (“PEA No. 403”)

(2)(T)

Investment Advisory Agreement among American Beacon Cayman TargetRisk Company, Ltd., American Beacon Advisors, Inc., and AHL Partners LLP, dated November 7, 2018, is incorporated by reference to PEA No. 331

(2)(U)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and SSI Investment Management LLC, dated May 31, 2019, is incorporated by reference to PEA No. 355
(2)(V)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and American Century Investment Management, Inc., dated January 7, 2020, is incorporated by reference to Post-Effective Amendment No. 362, filed February 14, 2020 (“PEA No. 362”)

(2)(W)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and National Investment Services of America, LLC, dated August 21, 2020, is incorporated by reference to PEA No. 377

(2)(X)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and DePrince, Race & Zollo, Inc., dated January 26, 2022, is incorporated by reference to PEA No. 394
(2)(Y)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and EAM Global Investors LLC, effective December 31, 2022, is incorporated by reference to Post-Effective Amendment No. 400, filed December 30, 2022 (“PEA No. 400”)

(2)(Z)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and First Eagle Alternative Credit, LLC, effective December 31, 2022, is incorporated by reference to PEA No. 400

(2)(AA)

Investment Advisory Agreement among American Beacon Cayman Multi-Alternatives Company, Ltd., American Beacon Advisors, Inc., and AHL Partners LLP, dated August 7, 2023, is incorporated by reference to PEA No. 407

4

Number		Exhibit Description
(e)	(1)

Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated March 1, 2018, is incorporated by reference to Post-Effective Amendment No. 312, filed March 28, 2018 (“PEA No. 312”)

	(2)

First Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated March 1, 2018, is incorporated by reference to PEA No. 312

	(3)

Second Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated June 15, 2018, is incorporated by reference to Post-Effective Amendment No. 319, filed September 14, 2018

	(4)

Third Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated December 6, 2018, is incorporated by reference to Post-Effective Amendment No. 329, filed December 17, 2018

	(5)

Fourth Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated April 22, 2019, is incorporated by reference to PEA No. 348

	(6)

Fifth Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated May 17, 2019, is incorporated by reference to PEA No. 355

	(7)

Sixth Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated August 20, 2019, is incorporated by reference to PEA No. 355

	(8)

Seventh Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated October 15, 2019, is incorporated by reference to Post-Effective Amendment No. 357, filed November 22, 2019 (“PEA No. 357”)

	(9)

Eighth Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated January 13, 2020, is incorporated by reference to PEA No. 362

	(10)

Ninth Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated April 30, 2020, is incorporated by reference to Post-Effective Amendment No. 368, filed May 28, 2020 (“PEA No. 368”)

	(11)

Tenth Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated July 31, 2020, is incorporated by reference to Post-Effective Amendment No. 374, filed on August 28, 2020 (“PEA No. 374”)

	(12)

Eleventh Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated September 10, 2020, is incorporated by reference to PEA No. 377

	(13)

Twelfth Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated November 2, 2020, is incorporated by reference to PEA No. 383

	(14)

Thirteenth Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated February 1, 2021, is incorporated by reference to Post-Effective Amendment No. 386, filed February 25, 2021 (“PEA No. 386”)

	(15)

Fourteenth Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated July 16, 2021, is incorporated by reference to PEA No. 389

	(16)

Fifteenth Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated October 11, 2021, is incorporated by reference to PEA No. 391

	(17)

Sixteenth Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated October 18, 2022, is incorporated by reference to Post-Effective Amendment No. 397, filed October 28, 2022 (“PEA No. 397”)

	(18)

Seventeenth Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated January 31, 2023, is incorporated by reference to PEA No. 401

	(19)

Eighteenth Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., effective as of August 7, 2023, is incorporated by reference to PEA No. 407

(f)		Bonus, profit sharing or pension plans – (none)
(g)	(1)	Custodian Agreement between Registrant and State Street Bank and Trust Company, dated December 1, 1997, is incorporated by reference to Post-Effective Amendment No. 24, filed February 27, 1998
	(2)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated May 9, 2019, is incorporated by reference to Post-Effective Amendment No. 353, filed May 30, 2019
	(3)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated May 13, 2019, is incorporated by reference to PEA No. 355

5

Number		Exhibit Description
	(4)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated October 15, 2019, is incorporated by reference to PEA No. 357
	(5)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, effective January 22, 2020, is incorporated by reference to PEA No. 362
	(6)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated April 15, 2020, is incorporated by reference to PEA No. 368
	(7)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated July 31, 2020, is incorporated by reference to PEA No. 374
	(8)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated August 27, 2020, is incorporated by reference to PEA No. 377
(9)

Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated October 8, 2020, is incorporated by reference to Post-Effective Amendment No. 381, filed October 28, 2020 (“PEA No. 381”)

	(10)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, effective November 2, 2020, is incorporated by reference to PEA No. 383
	(11)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, effective August 3, 2021, is incorporated by reference to PEA No. 389
	(12)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated February 14, 2023, is incorporated by reference to PEA No. 401
	(13)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated August 4, 2023, is incorporated by reference to PEA No. 407
(h)	(1)(A)	Transfer Agency Services Agreement between SS&C GIDS, Inc. and American Beacon Funds, effective February 1, 2023, is incorporated by reference to Post-Effective Amendment No. 402, filed March 22, 2023
	(1)(B)	First Amendment to Transfer Agency Services Agreement between SS&C GIDS, Inc. and American Beacon Funds, effective August 3, 2023, is incorporated by reference to PEA No. 407
(2)(A)

Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund, and American Beacon Advisors, Inc., dated April 30, 2017, is incorporated by reference to PEA No. 407

(2)(B)

First Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund, and American Beacon Advisors, Inc., dated May 8, 2018, is incorporated by reference to PEA No. 381

(2)(C)

Second Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund, and American Beacon Advisors, Inc., dated August 26, 2018, is incorporated by reference to PEA No. 381

(2)(D)

Third Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., dated March 26, 2019, is incorporated by reference to PEA No. 381

(2)(E)

Fourth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., dated October 15, 2019, is incorporated by reference to PEA No. 381

(2)(F)

Fifth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., dated January 13, 2020, is incorporated by reference to PEA No. 381

(2)(G)

Sixth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective April 30, 2020, is incorporated by reference to PEA No. 381

(2)(H)

Seventh Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective July 31, 2020, is incorporated by reference to PEA No. 381

6

Number	Exhibit Description
(2)(I)

Eighth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective September 10, 2020, is incorporated by reference to PEA No. 381

(2)(J)

Ninth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective September 30, 2020, is incorporated by reference to PEA No. 381

(2)(K)

Tenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective November 2, 2020, is incorporated by reference to PEA No. 383

(2)(L)

Eleventh Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective August 2, 2021, is incorporated by reference to PEA No. 389

(2)(M)

Twelfth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective May 23, 2022, is incorporated by reference to Post-Effective Amendment No. 395, filed May 27, 2022 (“PEA No. 395”)

(2)(N)

Thirteenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective January 31, 2023, is incorporated by reference to PEA No. 401

(2)(O)

Fourteenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective as of August 15, 2023, is incorporated by reference to PEA No. 407

(3)(A)

Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated February 16, 2017, is incorporated by reference to Post-Effective Amendment No. 300, filed October 23, 2017 (“PEA No. 300”)

(3)(B)

Joinder and First Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated June 21, 2017, is incorporated by reference to PEA No. 300

(3)(C)

Second Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated September 18, 2017, is incorporated by reference to PEA No. 300

(3)(D)

Third Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated December 31, 2018, is incorporated by reference to Post-Effective Amendment No. 351, filed May 15, 2019

(3)(E)

Fourth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated September 6, 2019, is incorporated by reference to PEA No. 374

(3)(F)	Fifth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated May 12, 2020, is incorporated by reference to PEA No. 368
(3)(G)

Sixth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated May 27, 2020, is incorporated by reference to Post-Effective Amendment No. 370, filed June 18, 2020

(3)(H)

Seventh Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated November 29, 2022, is incorporated by reference to PEA No. 399

(3)(I)

Eighth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, effective January 31, 2023, is incorporated by reference to PEA No. 401

(3)(J)

Ninth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, effective August 4, 2023, is incorporated by reference to PEA No. 407

(4)	Administration Agreement between American Beacon Cayman Managed Futures Strategy Fund, Ltd. and American Beacon Advisors, Inc., dated April 30, 2015, is incorporated by reference to PEA No. 269
(5)(A)

Administrative Services Agreement by and among American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Advisors, Inc. and Parametric Portfolio Associates LLC, dated June 10, 2019, is incorporated by reference to PEA No. 357

(5)(B)

First Amendment to Administrative Services Agreement by and among American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Advisors, Inc. and Parametric Portfolio Associates LLC, effective April 30, 2020, is incorporated by reference to PEA No. 368

7

Number		Exhibit Description
(5)(C)

Second Amendment to Administrative Services Agreement by and among American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Advisors, Inc. and Parametric Portfolio Associates LLC, dated August 19, 2022, is incorporated by reference to PEA No. 399

(5)(D)

Third Amendment to Administrative Services Agreement by and among American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Advisors, Inc. and Parametric Portfolio Associates LLC, dated October 25, 2022, is incorporated by reference to PEA No. 399

(5)(E)

Fourth Amendment to Administrative Services Agreement by and among American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Advisors, Inc. and Parametric Portfolio Associates LLC, effective as of August 9, 2023, is incorporated by reference to PEA No. 407

	(6)	Service Plan Agreement for the American Beacon Funds Investor Class, dated March 6, 2009, is incorporated by reference to Post-Effective Amendment No. 77, filed August 3, 2009
(7)

Service Plan Agreement for the American Beacon Funds Advisor Class (formerly known as the AAdvantage Funds Service Class), dated May 1, 2003, is incorporated by reference to Post-Effective Amendment No. 45, filed May 1, 2003 (“PEA No. 45”)

	(8)(A)	Service Plan Agreement for the American Beacon Funds A Class, dated February 16, 2010, is incorporated by reference to Post-Effective Amendment No. 84, filed March 16, 2010
	(8)(B)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds A Class, effective August 4, 2023, is incorporated by reference to PEA No. 407
	(9)(A)	Service Plan Agreement for the American Beacon Funds C Class, dated May 25, 2010, is incorporated by reference to Post-Effective Amendment No. 90, filed June 15, 2010 (“PEA No. 90”)
	(9)(B)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds C Class, effective August 4, 2023, is incorporated by reference to PEA No. 407
(10)(A)

Fee Waiver/Expense Reimbursement Agreement for American Beacon NIS Core Plus Bond Fund, effective June 1, 2023, is incorporated by reference to Post-Effective Amendment No. 404, filed May 25, 2023 (“PEA No. 404”)

(10)(B)

Fee Waiver/Expense Reimbursement Agreement effective December 29, 2022 for American Beacon FEAC Floating Rate Income Fund and effective January 1, 2023 for American Beacon SiM High Yield Opportunities Fund and American Beacon The London Company Income Equity Fund, is incorporated by reference to Post-Effective Amendment No. 398, filed December 23, 2022

(10)(C)

Fee Waiver/Expense Reimbursement Agreement for American Beacon Garcia Hamilton Quality Bond Fund, American Beacon International Equity Fund and American Beacon EAM International Small Cap Fund, dated February 3, 2023, is incorporated by reference to PEA No. 401

(10)(D)

Fee Waiver/Expense Reimbursement Agreement for  American Beacon AHL  TargetRisk  Fund, American Beacon Bridgeway Large Cap Growth Fund, American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund, effective May 1, 2023, is incorporated by reference to PEA No. 403

(10)(E)

Fee Waiver/Expense Reimbursement Agreement for American Beacon ARK Transformational Innovation Fund, American Beacon Shapiro Equity Opportunities Fund, American Beacon SSI Alternative Income Fund, American Beacon TwentyFour Strategic Income Fund and American Beacon TwentyFour Sustainable Short Term Bond Fund, effective November 1, 2022, is incorporated by reference to PEA No. 397

(10)(F)

Fee Waiver/Expense Reimbursement Agreement for American Beacon Shapiro SMID Cap Equity Fund’s C Class, Y Class, R5 Class, and Investor Class shares, dated June 8, 2022, is incorporated by reference to PEA No. 397

	(10)(G)	Fee Waiver/Expense Reimbursement Agreement for American Beacon SSI Alternative Income Fund, effective December 20, 2022, is incorporated by reference to PEA No. 399
	(10)(H)	Fee Waiver/Expense Reimbursement Agreement for American Beacon AHL Multi-Alternatives Fund, effective August 15, 2023, is incorporated by reference to PEA No. 407
(i)		Opinion and consent of counsel — (to be filed by amendment)
(j)		Consent of Independent Registered Public Accounting Firm — (to be filed by amendment)
(k)		Financial statements omitted from prospectus — (none)
(l)		Letter of Investment Intent, is incorporated by reference to Post-Effective Amendment No. 23, filed December 18, 1997
(m)	(1)	Distribution Plan pursuant to Rule 12b-1 for the Advisor Class (formerly known as the Service Class), dated May 1, 2003, is incorporated by reference to PEA No. 45
	(2)(A)	Distribution Plan pursuant to Rule 12b-1 for the A Class, dated February 16, 2010, is incorporated by reference to Post-Effective Amendment No. 88, filed May 17, 2010
	(2)(B)	Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1 for the A Class, effective August 4, 2023, is incorporated by reference to PEA No. 407
	(3)(A)	Distribution Plan pursuant to Rule 12b-1 for the C Class, dated May 25, 2010, is incorporated by reference to PEA No. 90

8

Number		Exhibit Description
	(3)(B)	Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1 for the C Class, effective August 4, 2023, is incorporated by reference to PEA No. 407
(n)		Amended and Restated Plan Pursuant to Rule 18f-3, dated November 12, 2019, is incorporated by reference to PEA No. 391
(p)	(1)

Code of Ethics of American Beacon Advisors, Inc., American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, and Resolute Investment Distributors, Inc., dated August 11, 2023, is incorporated by reference to PEA No. 407

	(2)	Code of Ethics of Barrow, Hanley, Mewhinney & Strauss, Inc., dated December 31, 2018, as amended December 31, 2021, is incorporated by reference to PEA No. 401
	(3)	Code of Ethics of Brandywine Global Investment Management, LLC, dated October 2020, is incorporated by reference to PEA No. 386
(4)

Code of Ethics  of Causeway Capital Management LLC, dated April 25, 2005, as revised June 30, 2022, is incorporated by reference to Post-Effective Amendment No. 396, filed August 26, 2022 (“PEA No. 396”)

	(5)	Code of Ethics of Hotchkis and Wiley Capital Management, LLC, dated September 1, 2021, is incorporated by reference to PEA No. 393
	(6)	Code of Ethics and Personal Investment Policy of Lazard Asset Management LLC, is incorporated by reference to PEA No. 393
	(7)	Code of Conduct for The Bank of New York Mellon Corporation, parent company of Newton Investment Management North America, LLC, dated November 2020, is incorporated by reference to PEA No. 391
	(8)	Code of Ethics of Strategic Income Management, LLC, dated February 2022, is incorporated by reference to PEA No. 399
	(9)	Code of Ethics of Massachusetts Financial Services Co., dated December 8, 2022, is incorporated by reference to PEA No. 401
	(10)	Code of Ethics for Stephens Investment Management Group, LLC, dated February 2023, is incorporated by reference to PEA No. 403
	(11)	Code of Ethics for Bridgeway Capital Management, Inc., dated April 1, 2021, is incorporated by reference to PEA No. 394
	(12)	Code of Ethics for The London Company of Virginia, LLC, is incorporated by reference to PEA No. 392
	(13)	Code of Ethics for Global Evolution USA, LLC, dated January 2021, is incorporated by reference to Post-Effective Amendment No. 388, filed May 27, 2021
	(14)	Code of Ethics for AHL Partners LLP, amended February 2022, is incorporated by reference to PEA No. 403
	(15)	Code of Ethics for Garcia Hamilton & Associates, L.P., dated January 2018, is incorporated by reference to Post-Effective Amendment No. 344, filed February 28, 2019
	(16)	Code of Ethics for ARK Investment Management LLC, adopted June 30, 2014, as amended June 1, 2021, is incorporated by reference to PEA No. 397
	(17)	Code of Ethics for TwentyFour Asset Management (US) LP, is incorporated by reference to PEA No. 397
	(18)	Code of Ethics for Shapiro Capital Management, LLC, is incorporated by reference to PEA No. 391
	(19)	Code of Ethics for abrdn Investments Limited, is incorporated by reference to PEA No. 404
	(20)	Code of Ethics for SSI Investment Management LLC, dated June 28, 2022, is incorporated by reference to PEA No. 397
	(21)	Code of Ethics for American Century Investment Management, Inc., dated October 29, 1999, as revised August 31, 2022, is incorporated by reference to PEA No. 401
	(22)	Code of Ethics for National Investment Services of America, LLC, dated May 2022, is incorporated by reference to PEA No. 404
	(23)	Code of Ethics for DePrince, Race & Zollo, Inc., is incorporated by reference to PEA No. 401
	(24)	Code of Ethics for EAM Global Investors LLC, effective October 31, 2022, is incorporated by reference to PEA No. 400
	(25)	Code of Ethics for First Eagle Alternative Credit, LLC, effective April 2012 and revised October 1, 2021, is incorporated by reference to PEA No. 400
Other Exhibits

Powers of Attorney for Trustees of American Beacon Funds, American Beacon Select Funds and American Beacon Institutional Funds Trust, effective as of January 31, 2023, is incorporated by reference to PEA No. 401

9

Item 29. Persons Controlled by or under Common Control with Registrant

The Trust through the American Beacon AHL Managed Futures Strategy Fund, a separate series of the Trust, wholly owns and controls the American Beacon Cayman Managed Futures Strategy Fund, Ltd. (“Managed Futures Subsidiary”), a company organized under the laws of the Cayman Islands. The Managed Futures Subsidiary’s financial statements will be included, on a consolidated basis, in the American Beacon AHL Managed Futures Strategy Fund’s annual and semi-annual reports to shareholders.

The Trust through the American Beacon AHL TargetRisk Fund, a separate series of the Trust, wholly owns and controls the American Beacon Cayman TargetRisk Company, Ltd. (“TargetRisk Subsidiary”), a company organized under the laws of the Cayman Islands. The TargetRisk Subsidiary’s financial statements will be included, on a consolidated basis, in the American Beacon AHL TargetRisk Fund’s annual and semi-annual reports to shareholders.

The Trust through the American Beacon AHL Multi-Alternatives Fund, a separate series of the Trust, wholly owns and controls the American Beacon Cayman Multi-Alternatives Company, Ltd. (“Multi-Alternatives Subsidiary”), a company organized under the laws of the Cayman Islands. The Multi-Alternatives Subsidiary’s financial statements will be included, on a consolidated basis, in the American Beacon AHL Multi-Alternatives Fund’s annual and semi-annual reports to shareholders.

Item 30. Indemnification

Article XI of the Amended and Restated Declaration of Trust of the Trust provides that:

Limitation of Liability

Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment adviser of the Trust, and shall not be liable for errors of judgment or mistakes of fact or law, but nothing contained herein shall protect any Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Indemnification

Section 2.

(a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, or has been, a Trustee or officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust and each series to the fullest extent permitted by law, including the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof;

(ii) subject to the provisions of this Section 2, each Covered Person shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the records, books and accounts of the Trust or, as applicable, any Series, upon an opinion or other advice of legal counsel, or upon reports made or advice given to the Trust or, as applicable, any Series, by any Trustee or any of its officers, employees, or a service provider selected with reasonable care by the Trustees or officers of the Trust, regardless of whether the person rendering such report or advice may also be a Trustee, officer or employee of the Trust or, as applicable, any Series.

(iii) as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, investigative or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities whatsoever.

(b) To the extent required under the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, but only to such extent no indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; or

(ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Covered Person and shall inure to the benefit of the heirs, executors and administrators of such Covered Person. Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person.

(d) To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

10

(e) To the maximum extent permitted by applicable law, including Section 17(h) of the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 shall be paid by the Trust or the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or a Series, as applicable, if it is ultimately determined that he or she is not entitled to indemnification under this Section 2; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission.

According to Article XII, Section 1 of the Amended and Restated Declaration of Trust, nothing in the Amended and Restated Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Portfolio or the Trustees. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Article V, Section 5 provides that, subject to the provisions of Article XI, the Trustees shall not be liable for any act or omission in accordance with certain advice of counsel or other experts or for failing to follow such advice. Article XI, Section 1 provides that the Trustees are not liable for errors of judgment or mistakes of fact or law, but a Trustee is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

Numbered Paragraph 10 of the Management Agreement provides that:

10. Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Fund in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of a Trust shall be deemed, when rendering services to a Trust or acting in any business of a Trust, to be rendering such services to or acting solely for a Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it. The U.S. federal and state securities laws impose liabilities on persons who act in good faith, and, therefore, nothing in this Agreement is intended to limit the obligations of the Manager under such laws. This Paragraph 10 does not in any manner preempt any separate written indemnification commitments made by the Manager with respect to any matters encompassed by this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Aberdeen Asset Managers Limited provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of and to the extent of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with AHL Partners LLP provides, in relevant part, that:

9. Liability. The Adviser shall have no liability to the Trust, its shareholders, the Manager or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities or commodities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement, relating to its trading activities or information provided to the Manager regarding the Adviser, by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The U.S. federal and state securities laws impose liabilities on persons who act in good faith, and therefore, nothing in this Agreement is intended to limit the obligations of the Adviser under such laws.

Numbered Paragraph 9 of the Investment Advisory Agreement with American Century Investment Management, Inc. provides, in relevant part, that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with ARK Investment Management LLC provides, in relevant part, that:

9. Liability of the Parties. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person of the Adviser within the meaning of Section

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2(a)(3) of the Investment Company Act (“Affiliated Person”), and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager (“Controlling Person”), against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such Affiliated Person or Controlling Person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust or the Funds that may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any Affiliate Person acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

The Manager agrees to indemnify and hold harmless, the Adviser, any Affiliated Person of the Adviser, and each Controlling Person of the Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser or its Affiliated Persons or Controlling Person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust or the Funds that may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard by the Manager or by any of its directors, officers, employees, agents, or any Affiliated Person acting on behalf of the Manager of the Manager’s obligations and/or duties under its agreements with the Trust or the Funds. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Barrow, Hanley, Mewhinney & Straus, Inc. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 11 of the Investment Advisory Agreement with Brandywine Global Investment Management, LLC provides that:

11. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Bridgeway Capital Management, Inc. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders, the Manager or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Manager shall indemnify the Adviser, its officers, directors and employees, and each person, if any, who, within the meaning of the Securities Act of 1933, controls the Adviser, for any liability and expenses, including without limitation, reasonable attorneys’ fees and expenses, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder.

Numbered Paragraph 8 of the Investment Advisory Agreement with Causeway Capital Management LLC provides that:

8. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with DePrince, Race & Zollo, Inc. provides that:

9. Liability of Adviser; Indemnification. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser shall not be protected against any liability to, and shall indemnify and hold harmless, the Trust and its shareholders, the Manager, any affiliated person thereof within the meaning of Section 2(a)(3) of the Investment Company Act, and any controlling person thereof as described in Section 15 of the Securities Act, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust and its shareholders, the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, however arising out of or in connection with the performance of the Adviser’s responsibilities to the Trust which may be based upon: (i) any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser; or (ii) any untrue statement of a material fact contained in the Trust’s prospectus and statement of additional information applicable to a Fund, or any other Trust filings, proxy materials, reports, advertisements, sales literature or other materials pertaining to a Fund, the Trust or the Manager, or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with EAM Global Investors LLC  provides that:

9. Liability of Adviser; Indemnification. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser shall not be protected against any liability to, and shall indemnify and hold harmless, the Trust and its shareholders, the Manager, any affiliated person thereof within the meaning of Section 2(a)(3) of the Investment Company Act, and any controlling person thereof as described in Section 15 of the Securities Act, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust and its shareholders, the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, however arising out of or in connection with the performance of the Adviser’s responsibilities to the Trust which may be based upon: (i) any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser; or (ii) any untrue statement of a material fact contained in the Trust’s prospectus and statement of additional information

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applicable to a Fund, or any other Trust filings, proxy materials, reports, advertisements, sales literature or other materials pertaining to a Fund, the Trust or the Manager, or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with First Eagle Alternative Credit, LLC  provides that:

9. Liability of Adviser; Indemnification. The Adviser shall have no liability to the Trust, its shareholders, the Manager, any affiliated person thereof within the meaning of Section 2(a)(3) of the Investment Company Act, and any controlling person thereof as described in Section 15 of the Securities Act (“Manager Affiliate”) or any third party arising out of or related to this Agreement, provided however, the Adviser shall not be protected against any liability to, and shall indemnify and hold harmless, the Trust and its shareholders, the Manager, and any Manager Affiliate, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust and its shareholders, the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, however arising out of or in connection with the performance of the Adviser’s responsibilities to the Trust which may be based upon: (i) any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser; or (ii) any untrue statement of a material fact contained in the Trust’s prospectus and statement of additional information applicable to a Fund, or any other Trust filings, proxy materials, reports, advertisements, sales literature or other materials pertaining to a Fund, the Trust or the Manager, or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser for use therein; provided, however, that in no case is the Adviser’s indemnity in favor of the Trust, the Manager or Manager Affiliate deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Garcia Hamilton & Associates, L.P. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Global Evolution USA, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Hotchkis and Wiley Capital Management, LLC provides that:

9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with Lazard Asset Management LLC provides that:

8. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Massachusetts Financial Services Co. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with National Investment Services of America, LLC provides that

9. (a) Liability of Adviser and Indemnification by Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Trust and its shareholders, the Manager, any affiliated person thereof within the meaning of Section 2(a)(3) of the Investment Company Act, and any controlling person thereof as described in Section 15 of the Securities Act, from and against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust and its shareholders, the Manager or such affiliated person or controlling person may become subject under the securities

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laws, any other federal or state law, at common law or otherwise, however arising out of or in connection with the performance of the Adviser’s responsibilities to the Trust which may be based upon: (i) any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser, or (ii) any untrue statement of a material fact contained in the Trust’s prospectus and statement of additional information applicable to a Fund, or any other Trust filings, proxy materials, reports, advertisements, sales literature or other materials pertaining to a Fund, the Trust or the Manager, or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Newton Investment Management North America, LLC provides that:

9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Shapiro Capital Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Form of Investment Advisory Agreement with SSI Investment Management LLC provides that:

9. Liability of Adviser and Manager. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement. Each of the Adviser and the Manager agrees to indemnify and hold harmless, the other party, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the other party, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the other party or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the indemnifying party’s responsibilities to the Trust based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the indemnifying party’s obligations and/or duties under this Agreement by the indemnifying party or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the indemnifying party. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Stephens Investment Management Group, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Strategic Income Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with The London Company of Virginia, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with TwentyFour Asset Management (US) LP provides that:

9. Liability. The Adviser, including its officers, directors, employees and agents shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, its officers, directors, employees and agents (each such person, a “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and related expenses) (“Losses”), to which a Manager Indemnified Persons may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser, provided, however that the Manager’s obligation under this paragraph 9 shall be reduced to the extent that the Losses experienced by a Manager Indemnified Person are caused by or are otherwise directly related to a Manager Indemnified Person’s own willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under this Agreement.

The Manager, including its officers, directors, employees and agents shall have no liability to the Adviser, its shareholders or any third party arising out of or related to this Agreement, provided however, the Manager agrees to indemnify and hold harmless, the Adviser, its officers, directors, employees and agents (each such person, an “Adviser Indemnified Persons”) against any and all Losses, to which an Adviser Indemnified Persons may become

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subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust, its shareholders or any third party, provided, however that the Manager’s obligation under this paragraph 9 shall be reduced to the extent that the Losses experienced by an Adviser Indemnified Person are caused by or are otherwise directly related to an Adviser Indemnified Person’s own willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under this Agreement.

Without limiting the generality of the foregoing, neither the Adviser nor the Manager will be liable for any indirect, special, incidental or consequential damage.

The indemnification in this Section shall survive the termination of this Agreement.

Section 4.2 of the Distribution Agreement provides that:

(a) Notwithstanding anything in this Agreement to the contrary, Resolute shall not be responsible for, and the Client shall on behalf of each applicable Fund or Class thereof, indemnify and hold harmless Resolute, its employees, directors, officers and managers and any person who controls Resolute within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (for purposes of this Section 4.2(a), “Resolute Indemnitees”) from and against, any and all losses, damages, costs, charges, reasonable counsel fees, payments, liabilities and other expenses of every nature and character (including, but not limited to, direct and indirect reasonable reprocessing costs) arising out of or attributable to all and any of the following (for purposes of this Section 4.2(a), a “Resolute Claim”)

(i) any material action (or omission to act) of Resolute or its agents taken in connection with this Agreement; provided, that such action (or omission to act) is taken in good faith and without willful misfeasance, negligence or reckless disregard by Resolute, or its affiliates, of its duties and obligations under this Agreement;

(ii) any untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Client in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of Resolute;

(iii) any material breach of the Clients’ agreements, representations, warranties, and covenants in Sections 2.9 and 5.2 of this Agreement; or

(iv) the reliance on or use by Resolute or its agents or subcontractors of information, records, documents or services which have been prepared, maintained or performed by the Client or any agent of the Client, including but not limited to any Predecessor Records provided pursuant to Section 2.9(b).

(b) Resolute will indemnify, defend and hold the Client and their several officers and members of their Governing Bodies and any person who controls the Client within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (collectively, the “Client Indemnitees” and, with the Resolute Indemnitees, an “Indemnitee”), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon all and any of the following (for purposes of this Section 4.2(c), a “Client Claim” and, with a Resolute Claim, a “Claim”):

(i) any material action (or omission to act) of Resolute or its agents taken in connection with this Agreement, provided that such action (or omission to act) is taken in good faith and without willful misfeasance, negligence or reckless disregard by Resolute, or its affiliates, of its duties and obligations under this Agreement.

(ii) any untrue statement of a material fact contained in the Registration Statement or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Client in writing in connection with the preparation of the Registration Statement by or on behalf of Resolute; or

(iii) any material breach of Resolute’s agreements, representations, warranties and covenants set forth in Section 2.4 and 5.1 hereof.

(c) The Client or Resolute (for purpose of this Section 4.2(d), an “Indemnifying Party”) may assume the defense of any suit brought to enforce any Resolute Claim or Client Claim, respectively, and may retain counsel chosen by the Indemnifying Party and approved by the other Party, which approval shall not be unreasonably withheld or delayed. The Indemnifying Party shall advise the other Party that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Indemnifying Party assumes the defense of any such suit and retains counsel, the other Party shall bear the fees and expenses of any additional counsel that they retain. If the Indemnifying Party does not assume the defense of any such suit, or if other Party does not approve of counsel chosen by the Indemnifying Party, or if the other Party has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Indemnifying Party, the Indemnifying Party will reimburse any Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that the Indemnitee retains. An Indemnitee shall not settle or confess any claim without the prior written consent of the applicable Client, which consent shall not be unreasonably withheld or delayed.

(d) An Indemnifying Party’s obligation to provide indemnification under this section is conditioned upon the Indemnifying Party receiving notice of any action brought against an Indemnitee within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the Person or Persons against whom the action is brought. The failure to provide such notice shall not relieve the Indemnifying Party of any liability that it may have to any Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

(e) The provisions of this section and the parties’ representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Indemnitee and shall survive the sale and redemption of any Shares made pursuant to

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subscriptions obtained by Resolute. The indemnification provisions of this section will inure exclusively to the benefit of each person that may be an Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

Section 4.3 of the Distribution Agreement provides that:

Notwithstanding anything in this Agreement to the contrary, except as specifically set forth below:

(a) Neither Party shall be liable for losses, delays, failure, errors, interruption or loss of data occurring directly or indirectly by reason of circumstances beyond its reasonable control, including, without limitation, acts of God; action or inaction of civil or military authority; public enemy; war; terrorism; riot; fire; flood; sabotage; epidemics; labor disputes; civil commotion; interruption, loss or malfunction of utilities, transportation, computer or communications capabilities; insurrection; or elements of nature;

(b) Neither Party shall be liable for any consequential, special or indirect losses or damages suffered by the other Party, whether or not the likelihood of such losses or damages was known by the Party;

(c) No affiliate, director, officer, employee, manager, shareholder, partner, agent, counsel or consultant of either Party shall be liable at law or in equity for the obligations of such Party under this Agreement or for any damages suffered by the other Party related to this Agreement;

(d) There are no third-party beneficiaries of this Agreement;

(e) Each Party shall have a duty to mitigate damages for which the other Party may become responsible;

(f) The assets and liabilities of each Fund are separate and distinct from the assets and liabilities of each other Fund, and no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise; and in asserting any rights or claims under this Agreement, Resolute shall look only to the assets and property of the Fund to which Resolute’s rights or claims relate in settlement of such rights or claims; and

(g) Each Party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Supplemental Limited Indemnification from the Manager

ABA shall indemnify and hold harmless Indemnitee, in his or her individual capacity, from and against any cost, asserted claim, liability or expense, including reasonable legal fees (collectively, “Liability”) based upon or arising out of (i) any duty of ABA under the Management Agreement (including ABA’s failure or omission to perform such duty), and (ii) any liability or claim against Indemnitee arising pursuant to Section 11 of the Securities Act of 1933, as amended, Rule 10b-5 under the Securities Exchange Act of 1934, as amended, and any similar or related federal, state or common law statutes, rules or interpretations. ABA’s indemnification obligations under this Letter Agreement shall be limited to civil and administrative claims or proceedings.

Item 31.I. Business and Other Connections of Investment Manager

American Beacon Advisors, Inc. (the “Manager”) offers investment management and administrative services to the Registrant. It acts in the same capacity to other investment companies, including those listed below.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of American Beacon Advisors, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with American Beacon Advisors, Inc.	Other Substantial Business and Connections
Sonia L. Bates; Assistant Treasurer, Vice President, Tax and Fund Reporting

Principal Accounting Officer and Treasurer, American Beacon Funds Complex; Vice President, Fund and Tax Reporting, Resolute Investment Services, Inc.; Vice President, Fund and Tax Reporting, Resolute Investment Managers, Inc.; Assistant Treasurer, American Private Equity Management, LLC; Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd.; Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Treasurer, American Beacon Cayman TargetRisk Company, Ltd.; Treasurer, American Beacon Cayman Trend Company, Ltd.

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Name; Current Position with American Beacon Advisors, Inc.	Other Substantial Business and Connections
Rosemary K. Behan; Senior Vice President, Secretary and General Counsel

Vice President, Secretary, and Chief Legal Officer, American Beacon Funds Complex; Secretary, Resolute Investment Holdings, LLC; Secretary, Resolute Topco, Inc.; Secretary, Resolute Acquisition, Inc.; Senior Vice President, Secretary, and General Counsel, Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc.; Senior Vice President, Secretary, and General Counsel, Resolute Investment Services, Inc.; Secretary, American Private Equity Management, L.L.C.; Vice President and Secretary, Continuous Capital, LLC; Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Secretary, American Beacon Cayman TargetRisk Company, Ltd.; Secretary, American Beacon Cayman Trend Company, Ltd.

Melinda S. Blackwill; Assistant Treasurer, Vice President and Controller	Vice President and Controller, Resolute Investment Managers, Inc.; Vice President and Controller, Resolute Investment Services, Inc.; Assistant Treasurer, Continuous Capital, LLC
Paul B. Cavazos; Senior Vice President and Chief Investment Officer	Vice President, American Beacon Funds Complex; Vice President, American Private Equity Management, L.L.C.
Christopher L. Collins; Director

Director and Vice President, Resolute Investment Holdings, LLC; Director and Vice President, Resolute Topco, Inc.; Director and Vice President, Resolute Acquisition, Inc.; Director and Vice President, Resolute Investment Managers, Inc.; Director, Resolute Investment Services, Inc.; Manager, American Private Equity Management, L.L.C.

Erica B. Duncan; Vice President, Marketing	Vice President, American Beacon Funds Complex; Vice President, Marketing, Resolute Investment Managers, Inc.; Vice President, Marketing, Resolute Investment Services, Inc.
Stephen C. Dutton; Director

Director and Vice President, Resolute Investment Holdings, LLC; Director and Vice President, Resolute Topco, Inc.; Director and Vice President, Resolute Acquisition, Inc.; Director and Vice President, Resolute Investment Managers, Inc.; Director, Resolute Investment Services, Inc.; Manager, American Private Equity Management, L.L.C.

Rebecca L. Harris; Senior Vice President, Product Management and Corporate Development

Vice President, American Beacon Funds Complex; Senior Vice President, Resolute Investment Managers, Inc.; Senior Vice President, Resolute Investment Services, Inc.; Director and Vice President, Continuous Capital, LLC; Director, National Investment Services of America, LLC; Director, RSW Investments Holdings LLC; Director, Shapiro Capital Management LLC; Director, SSI Investment Management LLC

Melinda G. Heika; Senior Vice President, Treasurer and Chief Financial Officer

Vice President, American Beacon Funds Complex; Treasurer, Resolute Investment Holdings, LLC; Treasurer, Resolute Topco, Inc.; Treasurer, Resolute Acquisition, Inc.; Senior Vice President and Treasurer, Resolute Investment Managers, Inc.; Senior Vice President and Treasurer, Resolute Investment Services, Inc.; Treasurer, American Private Equity Management, L.L.C.; Treasurer, Continuous Capital, LLC; Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director and Vice President, American Beacon Cayman TargetRisk Company, Ltd.; Director, American Beacon Cayman Multi-Alternatives Company, LTD.; Vice President, American Beacon Cayman Trend Company, Ltd.

Michael D. Jiang; Assistant Secretary and Associate General Counsel

Assistant Secretary, American Beacon Funds Complex; Assistant Secretary and Associate General Counsel, Resolute Investment Managers, Inc.; Assistant Secretary and Associate General Counsel, Resolute Investment Services, Inc.; Assistant Secretary, Resolute Investment Distributors, Inc.

Terri L. McKinney; Senior Vice President, Enterprise Services

Vice President, American Beacon Funds Complex; Senior Vice President, Enterprise Services, Resolute Investment Managers, Inc.; Senior Vice President, Enterprise Services, Resolute Investment Services, Inc.; Vice President, Continuous Capital, LLC

Takashi B. Moriuchi; Director

Director, Resolute Investment Holdings, LLC; Director, Resolute Topco, Inc.; Director, Resolute Acquisition, Inc.; Director, Resolute Investment Managers, Inc.; Director, Resolute Investment Services, Inc.; Manager, American Private Equity Management, L.L.C.

Teresa A. Oxford; Assistant Secretary and Associate General Counsel

Assistant Secretary, American Beacon Funds Complex; Assistant Secretary and Associate General Counsel, Resolute Investment Managers, Inc.; Assistant Secretary and Associate General Counsel, Resolute Investment Services, Inc.; Assistant Secretary, Continuous Capital, LLC

Bo Ragsdale; Vice President, Information Technology	Vice President, Information Technology, Resolute Investment Managers, Inc., Vice President, Information Technology, Resolute Investment Services, Inc.

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Name; Current Position with American Beacon Advisors, Inc.	Other Substantial Business and Connections
Jeffrey K. Ringdahl; Director, President and Chief Executive Officer

President, American Beacon Funds Complex; Director and President, Resolute Investment Holdings, LLC; Director and President, Resolute Topco, Inc.; Director and President, Resolute Acquisition, Inc.; Director, President, and CEO, Resolute Investment Managers, Inc.; Director, President, and CEO, Resolute Investment Distributors, Inc.; Director, President, and CEO, Resolute Investment Services, Inc.; Manager and President, American Private Equity Management, L.L.C.; Director, Shapiro Capital Management LLC; Director and Executive Vice President, Continuous Capital, LLC; Director and President, American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director and President, American Beacon Cayman TargetRisk Company, Ltd.; Director, American Beacon Cayman Multi-Alternatives Company, LTD.; President, American Beacon Cayman Trend Company, Ltd.; Director, RSW Investment Holdings LLC; Manager, SSI Investment Management LLC; Director, National Investment Services of America, LLC

Christina E. Sears; Vice President and Chief Compliance Officer

Chief Compliance Officer and Assistant Secretary, American Beacon Funds Complex; Vice President and Chief Compliance Officer, Resolute Investment Managers, Inc.; Vice President, Resolute Investment Distributors, Inc.; Vice President and Chief Compliance Officer, Resolute Investment Services, Inc.; Chief Compliance Officer, American Private Equity Management, L.L.C.; Vice President, Continuous Capital, LLC; Chief Compliance Officer, RSW Investments Holdings LLC

Samuel J. Silver; Vice President and Chief Fixed Income Officer	Vice President, American Beacon Funds Complex
Claire L. Stervinou; Assistant Treasurer and Corporate Tax Manager	Assistant Treasurer, Resolute Investment Managers, Inc.; Assistant Treasurer, Resolute Investment Services, Inc.
Gregory Stumm; Senior Vice President, Distribution

Vice President, American Beacon Funds Complex; Senior Vice President, Resolute Investment Managers, Inc.; Senior Vice President, Resolute Investment Services, Inc.; Senior Vice President, Resolute Investment Distributors, Inc.

The principal address of each of the entities referenced above, other than RSW Investment Holdings LLC, Shapiro Capital Management LLC, SSI Investment Management LLC, and National Investment Services of America, LLC is 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039. The principal address of RSW Investment Holdings LLC is 47 Maple Street, Suite 304, Summit, New Jersey 07901. The principal address of Shapiro Capital Management LLC is 3060 Peachtree Road NW #1555, Atlanta, Georgia 30305. The principal address of SSI Investment Management LLC is 2211 Avenue of the Stars, Suite 2050, Los Angeles, California 90067. The principal address of National Investment Services of America, LLC is 777 E. Wisconsin Avenue, Suite 2350, Milwaukee, Wisconsin 53202.

II. Business and Other Connections of Investment Advisers

The investment advisers listed below provide investment advisory services to the Trust.

American Beacon Advisors, Inc., 220 East Las Colinas Blvd., Suite 1200, Irving, TX 75039.

abrdn Investments Limited (“AIL”) is a registered investment adviser and is an investment sub-adviser for the American Beacon Developing World Income Fund. The principal address of AIL is 10 Queens Terrace, Aberdeen, UK, AB10 1XL. Information as to the officers and directors of Aberdeen is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 162309), and is incorporated herein by reference.

AHL Partners LLP (“AHL”) is a registered investment adviser and is an investment sub-advisor for the American Beacon AHL Managed Futures Strategy Fund, American Beacon AHL Multi-Alternatives Fund, American Beacon AHL TargetRisk Fund and American Beacon AHL Multi-Alternatives  Fund. The principal address of AHL is 2 Swan Lane, London, UK EC4R 3AD. Information as to the officers and directors of AHL is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 167882), and is incorporated herein by reference.

American Century Investment Management, Inc. (“American Century”) is a registered investment adviser and is an investment sub-advisor for the American Beacon International Equity Fund. The principal address for American Century is 4500 Main Street, Kansas City, MO 64111. Information as to the Officers and Directors of American Century is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 105778), and is incorporated herein by reference.

ARK Investment Management LLC (“ARK”) is a registered investment adviser and is an investment sub-advisor for the American Beacon ARK Transformational Innovation Fund. The principal address for ARK is 200 Central Avenue, Suite 1850, St. Petersburg, FL 33701. ARK was formed in June 2013 and registered as an investment adviser with the U.S. Securities and Exchange Commission in January 2014. Information as to the Officers and Directors of ARK is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 169525), and is incorporated herein by reference.

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Balanced Fund, American Beacon Large Cap Value Fund and American Beacon Small Cap Value Fund. The principal business address of Barrow is 2200 Ross Avenue, 31st Floor, Dallas, TX 75201-2761. Information as to the officers and directors of Barrow is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 105519), and is incorporated herein by reference.

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Brandywine Global Investment Management, LLC (“Brandywine”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Small Cap Value Fund. The principal address of Brandywine is 1735 Market Street, Suite 1800, Philadelphia, PA 19103. Information as to the officers and directors of Brandywine is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 110783), and is incorporated herein by reference.

Bridgeway Capital Management, LLC (“Bridgeway”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Bridgeway Large Cap Value Fund and the American Beacon Bridgeway Large Cap Growth Fund. The principal address of Bridgeway is 20 Greenway Plaza, Suite 450, Houston, TX 77046. Information as to the officers and directors of Bridgeway is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 111441), and is incorporated herein by reference.

Causeway Capital Management LLC (“Causeway”), a Delaware limited liability company, is a registered investment adviser and is an investment sub-advisor for the American Beacon International Equity Fund. The principal address of Causeway is 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025. Information as to the officers and directors of Causeway is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 113308), and is incorporated herein by reference.

DePrince, Race & Zollo, Inc. (“DRZ”), a Florida corporation,  is a registered investment adviser and is an investment sub-advisor for the American Beacon Small Cap Value Fund. The principal office of DRZ is 250 Park Avenue South, Winter Park, FL 32789.   Information as to the officers and directors of DRZ is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 112099), and is incorporated herein by reference.

EAM  Global Investors LLC  (“EAM”), is a registered investment adviser and is an investment sub-advisor for the American Beacon EAM  International Small Cap Fund. The principal address of EAM  is 215 Highway 101, Suite 216, Solana Beach, CA 92075. Information as to the officers and directors of EAM  is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD  number 170870), and is incorporated herein by reference.

First Eagle Alternative Credit, LLC  (“First Eagle”), is a registered investment adviser and is an investment sub-advisor for the American Beacon FEAC Floating Rate Income Fund. The principal address of First Eagle is 500 Boylston Street, Suite 1250, Boston, MA 02116.   Information as to the officers and directors of First Eagle is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD  number 150900), and is incorporated herein by reference.

Garcia Hamilton & Associates, L.P. (“Garcia Hamilton”) is a registered investment adviser and is the investment sub-adviser for the American Beacon Garcia Hamilton Quality Bond Fund. The principal address of Garcia Hamilton is 1401 McKinney Street, Suite 1600, Houston, TX 77010. Information as to the officers and directors of Garcia Hamilton is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 108017), and is incorporated herein by reference.

Global Evolution USA, LLC (“Global Evolution”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Developing World Income Fund. The principal address of Global Evolution is 250 Park Avenue, 15th floor, New York, NY 10177, United States. Global Evolution’s parent company is Global Evolution Fondsmaeglerselskab A/S and is located at Buen 11, 2nd floor, DK-6000 Kolding, Denmark. Information as to the officers and directors of Global Evolution is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 161677), and is incorporated herein by reference.

Hotchkis and Wiley Capital Management LLC (“Hotchkis”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Balanced Fund, American Beacon Large Cap Value Fund, and American Beacon Small Cap Value Fund. The principal address of Hotchkis is 601 South Figueroa Street, 39th Floor, Los Angeles, CA 90017-5439. Information as to the officers and directors of Hotchkis is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 114649), and is incorporated herein by reference.

Lazard Asset Management LLC (“Lazard”) is a registered investment adviser and is an investment sub-advisor for the American Beacon International Equity Fund. The principal address of Lazard is 30 Rockefeller Plaza, 55th Floor, New York, NY 10112. Information as to the officers and directors of Lazard is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 122836), and is incorporated herein by reference.

Massachusetts Financial Services Company (“MFS”) is a registered investment adviser and is an investment sub-adviser for the American Beacon Large Cap Value Fund. The principal address of MFS is 111 Huntington Avenue, Boston, MA 02199. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company), located at Sun Life Financial Centre, 150 King Street West, Toronto, Ontario, Canada. Information as to the officers and directors of MFS is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 110045), and is incorporated herein by reference.

National Investment Services of America, LLC (“NIS”) is a registered investment adviser and is an investment sub-advisor for the American Beacon NIS Core Plus Bond Fund. The principal address of NIS is 777 E. Wisconsin Avenue, Suite 2350, Milwaukee, WI 53202. NIS is a majority-owned subsidiary of Resolute Investment Managers, Inc., which is a subsidiary of Resolute Investment Holdings, LLC. Resolute Investment Holdings, LLC is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P. Information as to the officers and directors of NIS is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 307169), and is incorporated herein by reference.

Newton Investment Management North America, LLC (“NIMNA”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Small Cap Value Fund. NIMNA is an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon Corp”). The principal address of NIMNA is BNY Mellon Center, 201 Washington Street, Boston, MA 02108. Information as to the officers and directors of NIMNA is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 312937), and is incorporated herein by reference.

Shapiro Capital Management LLC (“Shapiro”) is a registered investment adviser and is an investment subadvisor for the American Beacon Shapiro SMID Cap Equity Fund and American Beacon Shapiro Equity Opportunities Fund. The principal address of Shapiro is 3060 Peachtree Road NW #1555,

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Atlanta, GA 30305. Shapiro is a majority-owned subsidiary of Resolute Investment Managers, Inc., which is a subsidiary of Resolute Investment Holdings, LLC. Resolute Investment Holdings, LLC is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P. Shapiro was founded in 1990. Information as to the Officers and Directors of Shapiro is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 105581), and is incorporated herein by reference.

SSI Investment Management LLC (“SSI”) is a registered investment adviser and is the investment sub-advisor for the American Beacon SSI Alternative Income Fund. The principal address of SSI is 2211 Avenue of the Stars, Suite 2050, Los Angeles, CA 90067. SSI is a majority-owned subsidiary of Resolute Investment Managers, Inc., which is a subsidiary of Resolute Investment Holdings, LLC. Resolute Investment Holdings, LLC is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P. Information as to the officers and directors of SSI is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 104889), and is incorporated herein by reference.

Stephens Investment Management Group, LLC (“SIMG”) is a registered investment adviser and is the investment sub-advisor for the American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund. The principal address of SIMG and Stephens Inc. is 111 Center Street, Little Rock, AK 72201. Information as to the officers and directors of SIMG is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 136369), and is incorporated herein by reference.

Strategic Income Management, LLC (“SiM”) is a registered investment adviser and is the investment sub-advisor for the American Beacon SiM High Yield Opportunities Fund. The principal address of SiM is 1200 Westlake Avenue North, Suite 713, Seattle, WA 98109. Information as to the officers and directors of SiM is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 151956), and is incorporated herein by reference.

The London Company Of Virginia, LLC (“London Company”) is a registered investment adviser and is the investment sub-adviser for the American Beacon The London Company Income Equity Fund. The principal place of business address of London Company is 1800 Bayberry Court, Suite 301, Richmond, VA 23226. Information as to the officers and directors of London Company is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 106654), and is incorporated herein by reference.

TwentyFour Asset Management (US) LP (“TwentyFour”) is a registered investment adviser and an indirect wholly owned subsidiary of Vontobel Holding AG and is the investment sub-advisor for the American Beacon TwentyFour Strategic Income Fund and the American Beacon TwentyFour Sustainable Short Term Bond Fund. The principal address of TwentyFour is 1540 Broadway, 38th Floor, New York, NY 10036. Information as to the officers and directors of TwentyFour is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 285791), and is incorporated herein by reference.

Item 32. Principal Underwriter

(a) Resolute Investment Distributors, Inc. (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1	American Beacon Funds

2	American Beacon Select Funds - American Beacon U.S. Government Money Market Select Fund

(b) The following are the Officers and Managers of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039.

Name	Address	Position with Underwriter	Position with Registrant
Jeffrey K. Ringdahl	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Director, President and CEO	President
Gregory Stumm	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Director and Senior Vice President	Vice President
Rosemary K. Behan	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Secretary	Vice President, Chief Legal Officer and Secretary
Christina E. Sears	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Vice President	Chief Compliance Officer and Assistant Secretary
Michael D. Jiang	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Assistant Secretary	Assistant Secretary

(c) Not applicable.

Item 33. Location of Accounts and Records

The books and other documents required by Section 31(a) under the Investment Company Act of 1940 are maintained in the physical possession of 1) the Trust’s custodian and fund accounting agent at State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016; 2) the Manager at American Beacon Advisors, Inc., 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039; 3) the Trust’s transfer agent, DST Asset Manager Solutions, Inc., 330 West 9th St., Kansas City, Missouri 64105; 4) Mastercraft, 3021 Wichita Court, Fort Worth, Texas 76140; or 5) the Trust’s investment advisers at the addresses listed in Item 31 above.

Item 34. Management Services

Not applicable.

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Item 35. Undertakings

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 408 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving and the State of Texas, on October 26, 2023.

AMERICAN BEACON FUNDS

By:	/s/ Jeffrey K. Ringdahl
Jeffrey K. Ringdahl
President

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 408 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Jeffrey K. Ringdahl	President (Principal Executive Officer)	October 26, 2023
Jeffrey K. Ringdahl

/s/ Sonia L. Bates	Treasurer (Principal Financial Officer and	October 26, 2023
Sonia L. Bates	Principal Accounting Officer)

Gilbert G. Alvarado*	Trustee	October 26, 2023
Gilbert G. Alvarado

Joseph B. Armes*	Trustee	October 26, 2023
Joseph B. Armes

Gerard J. Arpey*	Trustee	October 26, 2023
Gerard J. Arpey

Brenda A. Cline*	Chair and Trustee	October 26, 2023
Brenda A. Cline

Eugene J. Duffy*	Trustee	October 26, 2023
Eugene J. Duffy

Claudia A. Holz*	Trustee	October 26, 2023
Claudia A. Holz

Douglas A. Lindgren*	Trustee	October 26, 2023
Douglas A. Lindgren

Barbara J. McKenna*	Trustee	October 26, 2023
Barbara J. McKenna

*	By:	/s/ Rosemary K. Behan
Rosemary K. Behan Attorney-In-Fact

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EXHIBIT INDEX

Type	Description
None

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